1933 Act File No. 33-16706


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    X

                           Pre-Effective Amendment No.

                        Post-Effective Amendment No. 13                X

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X

                               Amendment No. 13                        X

                           EVERGREEN MONEY MARKET FUND
                     (formerly Evergreen Money Market Trust)

               (Exact Name of Registrant as Specified in Charter)

               2500 WESTCHESTER AVENUE, PURCHASE, NEW YORK 10577
                    (Address of Principal Executive Offices)

                                 (914) 694-2020
                         (Registrant's Telephone Number)

                           James P. Wallin, Esquire,
                             2500 Westchester Avenue
                            Purchase, New York 10577
                     (Name and Address of Agent for Service)

                                   Copies to:

                             John A. Dudley, Esquire
                              Sullivan & Worcester
                           1025 Connecticut Ave., N.W.
                             Washington, D.C. 20036

It is proposed that this filing will become effective (check appropriate box) /X/ Immediately upon filing pursuant to paragraph (b) or / / on (date) pursuant to paragraph (b) or / / 60 days after filing pursuant to paragraph (a)(i) or / / on (date) pursuant to paragraph (a)(i) or / / 75 days after filing pursuant to paragraph (a)(ii) or / / on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:
/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment
/ / 60 days after filing pursuant to paragraph (a)(i)
/ / on (date) pursuant to paragraph (a)(i)


Registrant has filed with the Securities and Exchange Commission a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940, and:

/X/ filed the Notice required by that Rule on or about October 31, 1996; or / / intends to file the Notice required by that Rule on or about (date); or

/ / during the most recent fiscal year did not sell any securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, and, pursuant to Rule 24f-2(b)(2), need not file the Notice.



                              CROSS REFERENCE SHEET
                          (as required by Rule 481(a))

N-1A Item No.                                       Location in Prospectus(es)

Part A

Item 1.   Cover Page                                Cover Page

Item 2.   Synopsis and Fee Table                    Overview of the Fund(s);
                                                    Expense Information

Item 3.   Condensed Financial Information           Financial Highlights

Item 4.   General Description of Registrant         Cover Page; Description of
                                                      the Funds; General
                                                      Information

Item 5.   Management of the Fund                    Management of the Fund(s);
                                                      General Information

Item 6.   Capital Stock and Other Securities        Dividends, Distributions and
                                                      Taxes; General
                                                      Information

Item 7.   Purchase of Securities Being Offered      Purchase and Redemption of
                                                      Shares

Item 8.   Redemption or Repurchase                  Purchase and Redemption of
                                                      Shares

Item 9.   Pending Legal Proceedings                 Not Applicable

                                                    Location in Statement of
Part B                                                Additional Information

Item 10.  Cover Page                                Cover Page

Item 11.  Table of Contents                         Table of Contents

Item 12.  General Information and History           Not Applicable

Item 13.  Investment Objectives and Policies        Investment Objectives and
                                                      Policies;Investment
                                                      Restrictions; Other
                                                      Restrictions and
                                                      Operating Policies

Item 14.  Management of the Fund                    Management

Item 15.  Control Persons and Principal             Management
           Holders of Securities

Item 16.  Investment Advisory and Other Services    Investment Adviser;
                                                    Purchase of Shares

Item 17.  Brokerage Allocation                      Allocation of Brokerage

Item 18.  Capital Stock and Other Securities        Purchase of Shares

Item 19.  Purchase, Redemption and Pricing of       Distribution Plans; Purchase
          Securities Being Offered                    of Shares; Net Asset Value

Item 20.  Tax Status                                Additional Tax Information

Item 21.  Underwriters                              Distribution Plans; Purchase
                                                      of Shares

Item 22.  Calculation of Performance Data           Performance Information

Item 23.  Financial Statements                      Financial Statements

Part C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

*******************************************************************************

  PROSPECTUS                                                 October 31, 1996
  EVERGREEN(SM) MONEY MARKET FUNDS                      (Evergreen tree logo)
  EVERGREEN MONEY MARKET FUND
  EVERGREEN TAX EXEMPT MONEY MARKET FUND
  EVERGREEN TREASURY MONEY MARKET FUND
  CLASS A SHARES
  CLASS B SHARES
           The EVERGREEN MONEY MARKET FUNDS (the "Funds") are designed to provide investors with current income, stability of principal and liquidity. This Prospectus provides information regarding the Class A offered by the Funds and the Class B shares offered by the EVERGREEN MONEY MARKET FUND. Each Fund is, or is a series of, an open-end, diversified, management investment company. This Prospectus sets forth concise information about the Funds that a prospective investor should know before investing. The address of the Funds is 2500 Westchester Avenue, Purchase, New York 10577.
           A "Statement of Additional Information" for the Funds dated October 31, 1996 has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The Statement of Additional Information provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Funds at (800) 807-2940. There can be no assurance that the investment objective of any Fund will be achieved. Investors are advised to read this Prospectus carefully.
  THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE INVESTMENT RISKS.
  AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                   KEEP THIS PROSPECTUS FOR FUTURE REFERENCE
  EVERGREEN(SM) is a Service Mark of Evergreen Asset Management Corp. Copyright 1995, Evergreen Asset Management Corp.

                               TABLE OF CONTENTS

OVERVIEW OF THE FUNDS                                       2
EXPENSE INFORMATION                                         3
FINANCIAL HIGHLIGHTS                                        5
DESCRIPTION OF THE FUNDS
         Investment Objectives and Policies                11
         Investment Practices and Restrictions             14
MANAGEMENT OF THE FUNDS
         Investment Advisers                               15
         Sub-Adviser                                       16
         Distribution Plans and Agreements                 17
PURCHASE AND REDEMPTION OF SHARES
         How to Buy Shares                                 18
         How to Redeem Shares                              20
         Exchange Privilege                                21
         Shareholder Services                              22
         Effect of Banking Laws                            22
OTHER INFORMATION
         Dividends, Distributions and Taxes                23
         General Information                               24

                             OVERVIEW OF THE FUNDS
       The following summary is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus. See "Description of the Funds" and "Management of the Funds".
       The investment adviser to EVERGREEN MONEY MARKET FUND and EVERGREEN TAX EXEMPT MONEY MARKET FUND is Evergreen Asset Management Corp. which, with its predecessors, has served as an investment adviser to the Evergreen Funds since 1971. Evergreen Asset Management Corp. is a wholly-owned subsidiary of First Union National Bank of North Carolina, which in turn is a subsidiary of First Union Corporation, the sixth largest bank holding company in the United States. The Capital Management Group of First Union National Bank of North Carolina serves as investment adviser to EVERGREEN TREASURY MONEY MARKET FUND.
       EVERGREEN MONEY MARKET FUND seeks as high a level of current income as is consistent with preserving capital and providing liquidity. The Fund will invest only in high quality money market instruments.
       EVERGREEN TAX EXEMPT MONEY MARKET FUND seeks as high a level of current income exempt from Federal income tax as is consistent with preserving capital and providing liquidity. The Fund invests substantially all of its assets in short-term municipal securities, the interest from which is exempt from Federal income tax.
       EVERGREEN TREASURY MONEY MARKET FUND seeks to maintain stability of principal and current income consistent with stability of principal.
       Each Fund seeks to maintain a stable net asset value of $1.00 per share although no assurances can be given that such a stable net asset value will be maintained.
    THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVE OF ANY FUND WILL BE
                                   ACHIEVED.
                                       2

                              EXPENSE INFORMATION
       The table set forth below summarizes the shareholder transaction costs associated with an investment in Class A shares of each Fund, and in the case of EVERGREEN MONEY MARKET FUND, Class B Shares. For further information see "Purchase and Redemption of Shares" and "General Information -- Other Classes of Shares".

                                                                              Class B Shares
SHAREHOLDER TRANSACTION EXPENSES              Class A Shares        (Evergreen Money Market Fund only)
Maximum Sales Charge Imposed on Purchases          None                            None
Sales Charge on Dividend Reinvestments             None                            None
Contingent Deferred Sales Charge (as a % of        None        5% during the first year, 4% during the
original purchase price or redemption                          second year, 3% during the third and fourth
proceeds, whichever is lower)                                  years, 2% during the fifth year, 1% during
                                                               the sixth year and 0% after the sixth year
Redemption Fee                                     None                            None
Exchange Fee                                       None                            None

       The following tables show for each Fund the estimated annual operating expenses (as a percentage of average net assets) attributable to each Class of Shares, together with examples of the cumulative effect of such expenses on a hypothetical $1,000 investment in each Class for the periods specified assuming
(i) a 5% annual return, and (ii) redemption at the end of each period and, additionally for Class B shares, no redemption at the end of each period.
       In the following examples (i) the expenses for Class B Shares assume deduction at the time of redemption (if applicable) of the maximum contingent deferred sales charge applicable for that time period and (ii) the expenses for Class B Shares reflect the conversion to Class A Shares eight years after purchase (years eight through ten, therefore, reflect Class A expenses). EVERGREEN MONEY MARKET FUND

                                                                                                           EXAMPLES
                                                                                                    Assuming          Assuming
                                      ANNUAL OPERATING                                             Redemption            no
                                         EXPENSES*                                              at End of Period     Redemption
                                     Class A    Class B                                        Class A    Class B     Class B
Management Fees                        .48%       .48%
                                                          After 1 Year                          $   9      $  66        $ 16
12b-1 Fees **                          .30%      1.00%
                                                          After 3 Years                         $  28      $  80        $ 50
Other Expenses                         .11%       .11%
                                                          After 5 Years                         $  49      $ 107        $ 87
                                                          After 10 Years                        $ 110      $ 161        $161
Total                                  .89%      1.59%

EVERGREEN TAX EXEMPT MONEY MARKET FUND

                                                                                                       EXAMPLES
                                       ANNUAL OPERATING                                          Assuming Redemption
                                          EXPENSES*                                                at End of Period
                                           Class A                                                     Class A
Management Fees                              .49%
                                                            After 1 Year                                 $  9
12b-1 Fees **                                .30%
                                                            After 3 Years                                $ 29
Other Expenses                               .11%
                                                            After 5 Years                                $ 50
                                                            After 10 Years                               $111
Total                                        .90%

EVERGREEN TREASURY MONEY MARKET FUND

                                                                                                       EXAMPLES
                                       ANNUAL OPERATING                                          Assuming Redemption
                                          EXPENSES*                                                at End of Period
                                           Class A                                                     Class A
Management Fees                              .35%
                                                            After 1 Year                                 $  8
12b-1 Fees**                                 .30%
                                                            After 3 Years                                $ 25
Other Expenses                               .12%
                                                            After 5 Years                                $ 43
                                                            After 10 Years                               $ 95
Total                                        .77%

       Evergreen Asset has agreed to reimburse Evergreen Money Market Fund and Evergreen Tax Exempt Money Market Fund to the extent that the Fund's aggregate annual operating expenses (including the investment adviser's fee, but excluding taxes, interest, brokerage commissions, Rule 12b-1 distribution fees and shareholder services fees and extraordinary expenses) exceed 1% of the average net assets for any fiscal year.
*The annual operating expenses and examples do not reflect the voluntary fee waivers of .14 of 1% of average net assets for Evergreen Money Market Fund and
 .11 of 1% of average net assets for Evergreen Tax Exempt Money Market Fund and .08 of 1% of average net assets for Evergreen Treasury Money Market Fund for the fiscal year ended August 31, 1996.
**Class A Shares can pay up to .75 of 1% of average net assets as a 12b-1 Fee. For the foreseeable future, the Class A Share's 12b-1 Fees will be limited to
 .30 of 1% of average net assets. For Class B Shares of Evergreen Money Market Fund, a portion of the 12b-1 Fees equivalent to .25 of 1% of average net assets will be shareholder servicing related. Distribution related 12b-1 fees will be limited to .75 of 1% of average net assets as permitted under the rules of the National Association of Securities Dealers, Inc.
From time to time, each Fund's investment adviser may, at its discretion, waive its fee or reimburse a Fund for certain of its expenses in order to reduce a Fund's expense ratio. The investment adviser may cease these voluntary waivers or reimbursements at any time.
       The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in each Class of Shares of the Funds will bear directly or indirectly. The amounts set forth both in the tables and in the examples are estimated amounts based on the experience of each Fund for the most recent fiscal period. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of the various costs and expenses borne by the Funds see "Management of the Funds". As a result of asset-based sales charges, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of
Securities Dealers, Inc.
                                       4

                              FINANCIAL HIGHLIGHTS
       The tables on the following pages present, for each Fund, financial highlights for a share outstanding throughout each period indicated. The information in the tables for the five most recent fiscal years or the life of the fund if shorter for EVERGREEN TREASURY MONEY MARKET FUND has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors; for EVERGREEN MONEY MARKET FUND and EVERGREEN TAX EXEMPT MONEY MARKET FUND has been audited by Price Waterhouse LLP, each Fund's independent auditors. A report of KPMG Peat Marwick LLP or Price Waterhouse LLP, as the case may be, on the audited information with respect to each Fund is incorporated by reference in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Fund's Statement of Additional Information.
       Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge.
EVERGREEN MONEY MARKET FUND -- Y SHARES

                                                                               TEN MONTHS
                                                             YEAR ENDED          ENDED
                                                             AUGUST 31,        AUGUST 31,       YEAR ENDED OCTOBER 31,
                                                          1996        1995       1994 #    1993   1992   1991   1990   1989
PER SHARE DATA
Net asset value, beginning of period..................      $1.00       $1.00    $ 1.00    $1.00  $1.00  $1.00  $1.00  $1.00
Income from investment operations:
Net investment income.................................        .05         .05       .03      .03    .04    .07    .08    .09
Less distributions to shareholders from net investment
  income..............................................       (.05)       (.05)     (.03)    (.03)  (.04)  (.07)  (.08)  (.09)
Net asset value, end of period........................      $1.00       $1.00    $ 1.00    $1.00  $1.00  $1.00  $1.00  $1.00
TOTAL RETURN+.........................................       5.3%        5.4%      2.9%     3.2%   4.2%   6.7%   8.4%   9.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...............       $671    $    283      $273     $299   $358   $438   $458   $408
Ratios to average net assets:
  Expenses **.........................................       .45%        .53%      .32%++   .39%   .36%   .30%   .35%   .38%
  Net investment income **............................      5.16%       5.26%     3.46%++  3.19%  4.18%  6.53%  8.08%  9.42%
                                                        NOVEMBER 2,
                                                           1987*
                                                          THROUGH
                                                        OCTOBER 31,
                                                           1988
PER SHARE DATA
Net asset value, beginning of period..................     $1.00
Income from investment operations:
Net investment income.................................       .07
Less distributions to shareholders from net investment
  income..............................................      (.07)
Net asset value, end of period........................     $1.00
TOTAL RETURN+.........................................      7.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...............      $161
Ratios to average net assets:
  Expenses **.........................................      .43%++
  Net investment income **............................     7.26%++

# On September 21, 1994, the Fund changed its fiscal year end from October 31 to August 31.
*  Commencement of operations.
+ Total return is calculated for the periods indicated and is not annualized. ++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                               TEN MONTHS
                                                             YEAR ENDED          ENDED
                                                             AUGUST 31,        AUGUST 31,       YEAR ENDED OCTOBER 31,
                                                          1996        1995       1994 #    1993   1992   1991   1990   1989
Expenses..............................................       .59%        .73%      .71%     .71%   .72%   .70%   .69%   .75%
Net investment income.................................      5.02%       5.06%     3.07%    2.87%  3.82%  6.13%  7.74%  9.05%
                                                        NOVEMBER 2,
                                                           1987*
                                                          THROUGH
                                                        OCTOBER 31,
                                                           1988
Expenses..............................................      .93%
Net investment income.................................     6.76%

EVERGREEN MONEY MARKET FUND -- CLASS A AND B SHARES

                                                                       CLASS A SHARES                   CLASS B SHARES
                                                                                JANUARY 4,                       JANUARY 26,
                                                                YEAR ENDED         1995*         YEAR ENDED         1995*
                                                                AUGUST 31,        THROUGH        AUGUST 31,        THROUGH
                                                                   1996       AUGUST 31, 1995       1996       AUGUST 31, 1995
PER SHARE DATA:
Net asset value, beginning of period.........................       $1.00            $1.00           $1.00           $1.00
Income from investment operations:
  Net investment income......................................         .05              .03             .04             .03
Less distributions to shareholders from net investment
  income.....................................................        (.05 )           (.03)           (.04)           (.03)
Net asset value, end of period...............................       $1.00            $1.00           $1.00           $1.00
TOTAL RETURN+................................................         5.0%             3.5%            4.3%            2.8%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)....................   $1,755,267        $685,155         $10,218          $7,927
Ratios to average net assets:
  Expenses **................................................        .75%             .81%++         1.45%           1.51%++
  Net investment income **...................................       4.86%            5.26%++         4.18%           4.54%++

*  Commencement of class operations.
+ Total return is calculated on net asset value. Contingent deferred sales charge is not reflected. Total return is calculated for the periods indicated and is not annualized.
++  Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                       CLASS A SHARES                   CLASS B SHARES
                                                                                JANUARY 4,                       JANUARY 26,
                                                                YEAR ENDED         1995*         YEAR ENDED         1995*
                                                                AUGUST 31,        THROUGH        AUGUST 31,        THROUGH
                                                                   1996       AUGUST 31, 1995       1996       AUGUST 31, 1995
Expenses.....................................................     .89%           1.02%             1.59%          2.39%
Net investment income........................................     4.72%          5.05%             4.04%          3.66%

EVERGREEN TAX EXEMPT MONEY MARKET FUND -- CLASS Y SHARES

                                                                       YEAR ENDED AUGUST 31,
                                                         1996        1995      1994      1993      1992      1991      1990
PER SHARE DATA:
Net asset value, beginning of
  period..............................                    $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
Income from investment operations:
  Net investment income...............                      .03       .04       .02       .03       .04       .05       .06
Less distributions to shareholders
  from net investment income..........                     (.03)     (.04)     (.02)     (.03)     (.04)     (.05)     (.06)
Net asset value, end of period........                    $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
TOTAL RETURN+.........................                     3.5%      3.6%      2.5%      2.6%      3.7%      5.5%      6.2%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)...........................                     $617      $421      $402      $401      $417      $510      $311
Ratios to average net assets:
  Expenses **.........................                     .49%      .50%      .34%      .34%      .32%      .28%      .31%
  Net investment income **............                    3.44%     3.53%     2.47%     2.58%     3.72%     5.23%     5.94%
                                          NOVEMBER 2,
                                         1988* THROUGH
                                        AUGUST 31, 1989
PER SHARE DATA:
Net asset value, beginning of
  period..............................        $1.00
Income from investment operations:
  Net investment income...............          .05
Less distributions to shareholders
  from net investment income..........         (.05)
Net asset value, end of period........        $1.00
TOTAL RETURN+.........................         5.5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)...........................         $109
Ratios to average net assets:
  Expenses **.........................         .24%
  Net investment income **............        6.77%++

*  Commencement of operations.
+ Total return is calculated for the periods indicated and is not annualized. ++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                                                NOVEMBER 2,
                                                                  YEAR ENDED AUGUST 31,                        1988* THROUGH
                                               1996     1995     1994     1993     1992     1991     1990     AUGUST 31, 1989
Expenses....................................    .60%     .63%     .64%     .63%     .63%     .66%     .71%          .79%
Net investment income.......................   3.33%    3.40%    2.17%    2.29%    3.41%    4.85%    5.54%         6.22%

EVERGREEN TAX EXEMPT MONEY MARKET FUND -- CLASS A SHARES

                                                                                                               JANUARY 5, 1995*
                                                                                              YEAR ENDED           THROUGH
                                                                                            AUGUST 31, 1996    AUGUST 31, 1995
PER SHARE DATA:
Net asset value, beginning of period.....................................................      $    1.00           $   1.00
Income from investment operations:
  Net investment income..................................................................            .03                .02
Distributions to shareholders from net investment income.................................           (.03)              (.02)
Net asset value, end of period...........................................................      $    1.00               1.00
TOTAL RETURN+............................................................................           3.2%               2.2%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)................................................       $660,516           $554,924
Ratios to average net assets:
  Expenses **............................................................................           .79%               .78%++
  Net investment income **...............................................................          3.14%              3.28%++

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the period indicated and is not annualized.
++  Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                                            JANUARY 5, 1995*
                                                                                           YEAR ENDED           THROUGH
                                                                                         AUGUST 31, 1996    AUGUST 31, 1995
Expenses..............................................................................         .90%                .90%
Net investment income.................................................................        3.03%               3.16%

EVERGREEN TREASURY MONEY MARKET FUND -- CLASS A SHARES

                                                                         EIGHT                                       MARCH 6,
                                                                         MONTHS                                       1991*
                                                         YEAR ENDED      ENDED               YEAR ENDED              THROUGH
                                                         AUGUST 31,    AUGUST 31,           DECEMBER 31,           DECEMBER 31,
                                                            1996         1995#        1994      1993      1992         1991
PER SHARE DATA:
Net asset value, beginning of period..................      $1.00         $1.00       $1.00     $1.00     $1.00        $1.00
Income from investment operations:
Net investment income.................................        .05           .03         .04       .03       .03          .04
Less distributions to shareholders from net
 investment income....................................       (.05)         (.03)       (.04)     (.03)     (.03)        (.04)
Net asset value, end of period........................      $1.00         $1.00       $1.00     $1.00     $1.00        $1.00
TOTAL RETURN+.........................................       5.0%          3.6%        3.8%      2.7%      3.4%         4.5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (In millions)...............     $2,608        $1,178        $755      $261      $209         $100
Ratios to average net assets:
  Expenses **.........................................       .69%          .63%++      .50%      .48%      .48%         .47%++
  Net investment income **............................      4.76%         5.30%++     3.91%     2.70%     3.22%        4.95%++

#  The Fund changed its fiscal year end from December 31 to August 31.
*  Commencement of operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                               EIGHT                                MARCH 6,
                                                                               MONTHS                                1991*
                                                                YEAR ENDED     ENDED           YEAR ENDED           THROUGH
                                                                AUGUST 31,   AUGUST 31,        DECEMBER 31        DECEMBER 31,
                                                                   1996        1995#      1994    1993    1992        1991
Expenses......................................................      .77%         .79%      .78%    .82%    .82%       1.08%
Net investment income.........................................     4.68%        5.14%     3.63%   2.36%   2.88%       4.34%

EVERGREEN TREASURY MONEY MARKET FUND -- CLASS Y SHARES

                                                                                  EIGHT                               MARCH 6,
                                                                                  MONTHS                               1991*
                                                                   YEAR ENDED     ENDED           YEAR ENDED          THROUGH
                                                                   AUGUST 31,   AUGUST 31,       DECEMBER 31,       DECEMBER 31,
                                                                      1996        1995#      1994    1993    1992       1991
PER SHARE DATA:
Net asset value, beginning of period.............................     $1.00        $1.00     $1.00   $1.00   $1.00      $1.00
Income from investment operations:
Net investment income............................................       .05          .04       .04     .03     .04        .05
Less distributions to shareholders from net
 investment income...............................................      (.05)        (.04)     (.04)   (.03)   (.04)      (.05)
Net asset value, end of period...................................     $1.00        $1.00     $1.00   $1.00   $1.00      $1.00
TOTAL RETURN+....................................................      5.3%         3.8%      4.1%    3.0%    3.7%       4.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (In millions)..........................      $760         $277      $163    $366    $286       $265
Ratios to average net assets:
  Expenses **....................................................      .39%         .33%++    .20%    .18%    .17%       .20%++
  Net investment income **.......................................     5.12%        5.60%++   3.78%   3.00%   3.61%      5.53%++

#  The Fund changed its fiscal year end from December 31 to August 31.
*  Commencement of operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                             EIGHT                                MARCH 6,
                                                                             MONTHS                                1991*
                                                              YEAR ENDED     ENDED           YEAR ENDED           THROUGH
                                                              AUGUST 31,   AUGUST 31,       DECEMBER 31,        DECEMBER 31,
                                                                 1996        1995 #     1994    1993    1992        1991
Expenses....................................................      .47%         .49%      .48%    .52%    .52%        .52%
Net investment income.......................................     5.04%        5.44%     3.50%   2.66%   3.26%       5.21%

                            DESCRIPTION OF THE FUNDS
INVESTMENT OBJECTIVES AND POLICIES
       In addition to the investment policies detailed below, each Fund may employ certain additional investment strategies which are discussed in "Investment Practices and Restrictions".
EVERGREEN MONEY MARKET FUND
       The investment objective of EVERGREEN MONEY MARKET FUND is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity. This objective is a fundamental policy and may not be changed without shareholder approval. The Fund invests in high quality money market instruments, which are determined to be of eligible quality under Securities and Exchange Commission ("SEC") rules and to present minimal credit risk. Under SEC rules, eligible securities include First Tier Securities (i.e., securities rated in the highest short-term rating category) and Second Tier Securities (i.e., securities which are otherwise eligible but not in the First
Tier). The rules prohibit the Fund from holding more than 5% of its value in Second Tier Securities. The Fund's permitted investments include:
       1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities, including issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Some of these securities are supported by the full faith and credit of the United States Government, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality. Agencies or instrumentalities whose securities are supported by the full faith and credit of the United States include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association. Examples of agencies or instrumentalities whose securities are supported by the right of the issuer to borrow from the Treasury include, but are not limited to, the Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal National Mortgage Association and Tennessee Valley Authority. Agencies or instrumentalities whose securities are supported only by the credit of the agency or instrumentality include the Interamerican Development Bank and the International Bank for Reconstruction and Development. These obligations are supported by appropriated but unpaid commitments of its member countries. There are no assurances that the commitments will be undertaken in the future.
       2. Commercial paper, including variable amount master demand notes, that is rated in one of the two highest short-term rating categories by any two of Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization ("SRO") (or by a single rating agency if only one of these agencies has assigned a rating). The Fund will not invest more than 10% of its total assets, at the time of the investment in question, in variable amount master demand notes. For a description of these ratings see the Statement of Additional Information.
       3. Corporate debt securities and bank obligations that are rated in one of the two highest short-term rating categories by any two of S&P, Moody's and any other SRO (or by a single rating agency if only one of these agencies has assigned a rating).
       4. Unrated corporate debt securities, commercial paper and bank obligations that are issued by an issuer that has outstanding a class of short-term debt instruments (i.e., instruments having a maturity of 366 days or less) that (A) is comparable in priority and security to the unrated securities and (B) meets the rating requirements of paragraphs 2 or 3 above.
       5. Unrated corporate debt securities, commercial paper and bank obligations issued by domestic and foreign companies which have an outstanding long-term debt issue rated in the top two rating categories by a SRO and determined by the investment adviser to be of comparable quality.
       6. Unrated corporate debt securities, commercial paper and bank obligations otherwise determined by the investment adviser to be of comparable quality.
       7. Repurchase agreements with respect to the securities described in paragraphs 1 through 6 above.
                                       11

       The Fund may invest up to 30% of its total assets in bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks. These investments involve risks that are different from investments in domestic securities. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect the payment of principal or interest on the securities in the Fund's portfolio. Additionally, there may be less publicly available information about foreign issuers.
       The Fund may invest in commercial paper and other short-term corporate obligations which meet the rating criteria specified in paragraphs 3 and 4 above which are issued in private placements pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Act"). Such securities are not registered for purchase and sale by the public under the Act. The Fund has been informed that the staff of the SEC does not consider such securities to be readily marketable. The Fund will not invest more than 10% of its net assets in securities which are not readily marketable (including private placement securities) and in repurchase agreements maturing in more than seven days. EVERGREEN TAX EXEMPT MONEY MARKET FUND
       The investment objective of EVERGREEN TAX EXEMPT MONEY MARKET FUND is to achieve as high a level of current income exempt from Federal income tax, as is consistent with preserving capital and providing liquidity. This objective is a fundamental policy and may not be changed without shareholder approval. The Fund will seek to achieve its objective by investing substantially all of its assets in a diversified portfolio of short-term (i.e., with remaining maturities not exceeding 397 days) debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and their political subdivisions and duly constituted authorities, the interest from which is exempt from Federal income tax. Such securities are generally known as Municipal Securities. (See "Municipal Securities" below.)
       The Fund will invest in Municipal Securities only if they are determined to be of eligible quality under SEC rules and to present minimum credit risk. Municipal Securities in which the Fund may invest include: (i) municipal securities that are rated in one of the top two short-term rating categories by any two of S&P, Moody's or any other nationally recognized SRO (or by a single rating agency if only one of these agencies has assigned a rating); (ii) municipal securities that are issued by an issuer that has outstanding a class of short-term debt instruments (i.e., having a maturity of 366 days or less) that (A) is comparable in priority and security to such instruments and (B) meets the rating requirements above; and (iii) bonds with a remaining maturity of 397 days or less that are rated no lower than one of the top two long-term rating categories by any SRO and determined by the investment adviser to be of comparable quality. For a description of such ratings see the Statement of Additional Information. The Fund may also purchase Municipal Securities which are unrated at the time of purchase up to a maximum of 20% of its total assets, if such securities are determined by the Fund's investment adviser to be of comparable quality. Certain Municipal Securities (primarily variable rate demand notes) may be entitled to the benefit of standby letters of credit or similar commitments issued by banks or other financial institutions and, in such instances, the investment adviser will take into account the obligation of the bank in assessing the quality of such security. Such commitments issued by banks are not insured by the Federal Deposit Insurance Corporation or any other agency. The ability of the Fund to meet its investment objective is necessarily subject to the ability of municipal issuers to meet their payment obligations.
       Interest income on certain types of bonds issued after August 7, 1986 to finance nongovernmental activities is an item of "tax-preference" subject to the Federal alternative minimum tax for individuals and corporations. To the extent the Fund invests in these "private activity" bonds (some of which were formerly referred to as "industrial development" bonds), individual and corporate shareholders, depending on their status, may be subject to the alternative minimum tax on the part of the Fund's distributions derived from the bonds. As a matter of fundamental policy, which may not be changed without shareholder approval, the Fund will invest at least 80% of its net assets in Municipal Securities, the interest from which is not subject to the Federal alternative minimum tax.
Municipal Securities. As noted above, the Fund will invest substantially all of its assets in Municipal Securities. These include municipal bonds, short-term municipal notes and tax exempt commercial paper. "Municipal bonds" are debt obligations issued to obtain funds for various public purposes that are exempt from Federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a
                                       12
particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific source such as from the user of the facility being financed. The term "municipal bonds" also includes "moral obligation" issues which are normally issued by special purpose authorities. Industrial development bonds ("IDBs") and private activity bonds ("PABs") are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities being financed. Participation interests are interests in municipal bonds, including IDBs and PABs, and floating and variable rate obligations that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature is backed by an irrevocable letter of credit or guarantee of the bank. A put bond is a municipal bond which gives the holder the unconditional right to sell the bond back to the issuer at a specified price and exercise date, which is typically well in advance of the bond's maturity date. "Short-term municipal notes" and "tax exempt commercial paper" include tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.
Floating Rate and Variable Rate Obligations. Municipal Securities also include certain variable rate and floating rate municipal obligations with or without demand features. These variable rate securities do not have fixed interest rates; rather, those rates fluctuate based upon changes in specified market rates, such as the prime rate, or are adjusted at predesignated periodic intervals. Such securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less. Certain of these obligations may carry a demand feature that gives the Fund the right to demand prepayment of the principal amount of the security prior to its maturity date. The demand obligation may or may not be backed by letters of credit or other guarantees of banks or other financial institutions. Such guarantees may enhance the quality of the security. As a matter of fundamental policy, which may not be changed without shareholder approval, the Fund will limit the value of its investments in any floating or variable rate securities which are not readily marketable and in all other not readily marketable securities to 10% or less of its net assets.
Stand-by Commitments. The Fund may also acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified Municipal Securities at a specified price. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Fund's investment adviser, present minimal credit risks.
Taxable Investments. The Fund may temporarily invest up to 20% of the Fund's net assets in taxable securities under any one or more of the following circumstances: (a) pending investment of proceeds of sale of Fund shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% of its total assets in taxable securities for defensive purposes. The Fund may invest for defensive purposes during periods when the Fund's assets available for investment exceed the available Municipal Securities that meet the Fund's quality and other investment criteria. Taxable securities in which the Fund may invest on a short-term basis include obligations of the United States Government, its agencies or instrumentalities, including repurchase agreements with banks or securities dealers involving such securities; time deposits maturing in not more than seven days; other debt securities rated within the two highest ratings assigned by an SRO; commercial paper rated in the highest grade by Moody's or S&P; and certificates of deposit issued by United States branches of United States banks with assets of $1 billion or more.
EVERGREEN TREASURY MONEY MARKET FUND
       The investment objective of EVERGREEN TREASURY MONEY MARKET FUND, which is a matter of fundamental policy that may not be changed without shareholder approval, is to maintain stability of principal while earning current income.The Fund will only attempt to seek income to the extent consistent with stability of principal and, therefore, investments will be made in short-term United States Treasury obligations with an average dollar-weighted maturity of 90 days or less and obligations the principal and interest of which are backed by the full faith and credit of the United States Government, provided that the Fund shall, under normal market conditions, invest
                                       13
at least 65% of its total assets in obligations issued directly by the U.S. Treasury. The Fund also may enter into repurchase agreements collateralized by the types of securities in which it may invest and lend its portfolio securities to qualified institutional investors. As a matter of investment strategy, the Fund's investment adviser intends to maintain a dollar-weighted average maturity for the Fund of 60 days or less.
       EVERGREEN TREASURY MONEY MARKET FUND is suitable for conservative investors seeking high current yields plus relative safety. The Fund provides a reasonable means of maximizing opportunities and minimizing risks resulting from changing interest rates.
       The short-term United States Treasury obligations in which the Fund invests are issued by the U.S. Government and are fully guaranteed as to principal and interest by the United States. Such securities will have a maturity date that is 397 days or less from the date of acquisition unless they are purchased under an agreement that provides for repurchase of the securities from the Fund within 397 days from the date of acquisition. The Fund may also retain Fund assets in cash.
INVESTMENT PRACTICES AND RESTRICTIONS
General. The Funds invest only in securities that have remaining maturities of 397 days (thirteen months) or less at the date of purchase. For this purpose, floating rate or variable rate obligations (described under EVERGREEN TAX EXEMPT MONEY MARKET FUND, above), which are payable on demand, but which may otherwise have a stated maturity in excess of this period, will be deemed to have remaining maturities of less than 397 days pursuant to conditions established by the SEC. The Funds maintain a dollar-weighted average portfolio maturity of ninety days or less. The Funds follow these policies to maintain a stable net asset value of $1.00 per share, although there is no assurance they can do so on a continuing basis. The market value of the obligations in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. If a portfolio security is no longer of eligible quality, a Fund shall dispose of such security in an orderly fashion as soon as reasonably practicable, unless the Trustees determine, in light of market conditions or other factors, that disposal of the instrument would not be in the best interests of the Fund and its shareholders.
       The ability of each Fund to meet its investment objective is necessarily subject to the ability of the issuers of securities in which the Funds invest to meet their payment obligations. In addition, the portfolio of each Fund will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Fund. Investors should recognize that, in periods of declining interest rates, the yield of a Fund will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yield of a Fund will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.
Repurchase Agreements. The Funds may enter into repurchase agreements. A repurchase agreement is an arrangement pursuant to which a buyer purchases a security and simultaneously agrees to resell it to the vendor at a price that results in an agreed-upon market rate of return which is effective for the period of time (which is normally one to seven days, but may be longer) the buyer's money is invested in the security. The arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. Repurchase agreements may be entered into with member banks of the Federal Reserve System, including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in United States Government securities. Each Fund will require continued maintenance of collateral with its Custodian in an amount equal to, or in excess of, the repurchase price (including accrued interest). In the event a vendor defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, a Fund might be delayed in selling the collateral. Each Fund's investment adviser will review and continually monitor the creditworthiness of each institution with which the Fund enters into a repurchase agreement to evaluate these risks. A Fund may not enter into repurchase agreements if, as a result, more than 10% of a Fund's total assets would be invested in repurchase agreements maturing in more than seven days and in other securities that are not readily marketable.
Securities Lending. In order to generate income and to offset expenses, the Funds may lend portfolio securities to brokers, dealers and other financial organizations and enter into reverse repurchase agreements. Each Fund's investment adviser will monitor the creditworthiness of such borrowers. Loans of securities by the Funds, if and when made, may not exceed 30% of a Fund's total assets and will be collateralized by cash, letters of credit or
                                       14

United States Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities which occurs during the term of the loan would affect a Fund and its investors. A Fund may pay reasonable fees in connection with such loans. When-Issued Securities. EVERGREEN TAX EXEMPT MONEY MARKET FUND and EVERGREEN TREASURY MONEY MARKET FUND may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). A Fund generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in the Fund incurring a loss or missing an opportunity to make an alternative investment. EVERGREEN TAX EXEMPT MONEY MARKET FUND does not expect that commitments to purchase when-issued securities will normally exceed 25% of its total assets and EVERGREEN TREASURY MONEY MARKET FUND does not expect that such commitments will exceed 20% of its total assets. The Funds do not intend to purchase when-issued securities for speculative purposes but only in furtherance of their investment objective.
Illiquid Securities. The Funds may invest up to 10% of their net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements with maturities longer than seven days. In the case of EVERGREEN TAX EXEMPT MONEY MARKET FUND and EVERGREEN MONEY MARKET FUND, securities eligible for resale pursuant to Rule 144A under the Act, which have been determined to be liquid, will not be considered by each Fund's investment adviser to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 10% limit. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A will be monitored by each Fund's investment adviser on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Fund's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Fund having more than 10% of its net assets invested in illiquid or not readily marketable securities.
Other Investment Policies. The Funds may borrow money for temporary or emergency purposes in amounts not in excess of 10% of the value of a Fund's total assets in the case of EVERGREEN TAX EXEMPT MONEY MARKET FUND and EVERGREEN MONEY MARKET FUND and one-third of the value of EVERGREEN TREASURY MONEY MARKET FUND'S total assets, including the amount borrowed. As another means of borrowing each Fund may agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed upon date and price (a "reverse repurchase agreement") at the time of such borrowing in amounts up to 5% of the value of their total assets. A Fund will not purchase any securities whenever any borrowings (including reverse repurchase agreements) are outstanding. If a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, United States Government securities or liquid high grade debt obligations having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.
Other Investment Restrictions. Each Fund has adopted additional investment restrictions that are set forth in the Statement of Additional Information.
                            MANAGEMENT OF THE FUNDS
INVESTMENT ADVISERS
       The management of each Fund is supervised by the Trustees of the Trust under which each Fund has been established ("Trustees"). Evergreen Asset Management Corp. ("Evergreen Asset") has been retained to serve as investment adviser to EVERGREEN MONEY MARKET FUND and EVERGREEN TAX EXEMPT MONEY MARKET FUND. Evergreen Asset succeeded on June 30, 1994 to the advisory business of a corporation with the same name, but under different ownership, which was organized in 1971. Evergreen Asset, with its predecessors, has served as investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset is a wholly-owned
                                       15
subsidiary of First Union National Bank of North Carolina ("FUNB"). The address of Evergreen Asset is 2500 Westchester Avenue, Purchase, New York 10577. FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the United States. Stephen A. Lieber and Nola Maddox Falcone serve as the chief investment officers of Evergreen Asset and, along with Theodore J. Israel, Jr., were the owners of Evergreen Asset's predecessor and the former general partners of Lieber & Company, which, as described below, provides certain subadvisory services to Evergreen Asset in connection with its duties as investment adviser to the aforementioned Funds. The Capital Management Group of FUNB ("CMG") serves as investment adviser to EVERGREEN TREASURY MONEY MARKET FUND.
       First Union is headquartered in Charlotte, North Carolina, and had $139.9 billion in consolidated assets as of June 30, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. CMG manages or otherwise oversees the investment of over $42.1 billion in assets belonging to a wide range of clients, including all the series of Evergreen Investment Trust , the two series of The Evergreen Lexicon Fund (formerly The FFB Lexicon Fund, and the two series of Evergreen Tax-Free Trust (formerly FFB Funds Trust). First Union Brokerage Services, Inc., a wholly-owned subsidiary of FUNB, is a registered broker-dealer that is principally engaged in providing retail brokerage services consistent with its federal banking authorizations. First Union Capital Markets Corp., a wholly-owned subsidiary of First Union, is a registered broker-dealer principally engaged in providing, consistent with its federal banking authorizations, private placement, securities dealing, and underwriting services.
       Evergreen Asset manages investments, provides various administrative services and supervises the daily business affairs of EVERGREEN MONEY MARKET FUND and EVERGREEN TAX EXEMPT MONEY MARKET FUND, subject to the authority of the Trustees. Evergreen Asset is entitled to receive from each Fund an annual fee equal to .50 of 1% of average daily net assets of each Fund on the first $1 billion in assets and .45 of 1% of average daily net assets in excess of $1 billion. However, Evergreen Asset has in the past, and may in the future, voluntarily waived all or a portion of its fee for the purpose of reducing each Fund's expense ratio. For the fiscal year ended August 31, 1996 Evergreen Asset waived a portion of the advisory fee payable by the EVERGREEN MONEY MARKET FUND and EVERGREEN TAX EXEMPT MONEY MARKET FUND as set forth in the section entitled "Financial Highlights". The total expenses as a percentage of average daily net assets on an annualized basis for EVERGREEN MONEY MARKET FUND and EVERGREEN TAX EXEMPT MONEY MARKET FUND for the fiscal year ended August 31, 1996 are also set forth in the section entitled "Financial Highlights".
       CMG manages investments and supervises the daily business affairs of EVERGREEN TREASURY MONEY MARKET FUND and, as compensation therefor, is entitled to receive an annual fee equal to .35 of 1% of average daily net assets of the Fund. For the fiscal year ended August 31, 1996 CMG waived a portion of the advisory fee payable by the EVERGREEN TREASURY MONEY MARKET FUND as set forth in the section entitled "Financial Highlights". The total annualized operating expenses of EVERGREEN TREASURY MONEY MARKET FUND for its fiscal year ended August 31, 1996 are also set forth in the section entitled "Financial Highlights".
       Evergreen Asset serves as administrator to EVERGREEN TREASURY MONEY MARKET FUND and is entitled to receive a fee based on the average daily net assets of the Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .050% of the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion. Furman Selz LLC, an affiliate of Evergreen Funds Distributor, Inc., distributor for the Evergreen group of mutual funds, serves as sub-administrator to EVERGREEN TREASURY MONEY MARKET FUND and is entitled to receive a fee from the Fund calculated on the average daily net assets of the Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of $25 billion. The total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset serve as investment adviser were approximately $15.2 billion as of June 30, 1996.
SUB-ADVISER
       Evergreen Asset has entered into sub-advisory agreements with Lieber & Company which provide that Lieber & Company's research department and staff will furnish Evergreen Asset with information, investment recommendations, advice and assistance, and will be generally available for consultation on the portfolios of EVERGREEN MONEY MARKET FUND and EVERGREEN TAX EXEMPT MONEY MARKET FUND. Lieber & Company will be
                                       16
reimbursed by Evergreen Asset in connection with the rendering of services on the basis of the direct and indirect costs of performing such services. There is no additional charge to EVERGREEN MONEY MARKET FUND and EVERGREEN TAX EXEMPT MONEY MARKET FUND for the services provided by Lieber & Company. The address of Lieber & Company is 2500 Westchester Avenue, Purchase, New York 10577. Lieber & Company is an indirect, wholly-owned, subsidiary of First Union.
DISTRIBUTION PLANS AND AGREEMENTS
       Rule 12b-1 under the Investment Company Act of 1940 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted for its Class A shares and EVERGREEN MONEY MARKET FUND for its Class B shares, a "Rule 12b-1 plan" (each, a "Plan"or collectively the "Plans"). Pursuant to each Plan, a Fund may incur distribution-related and shareholder servicing-related expenses which may not exceed an annual rate of .75 of 1% of the Fund's aggregate average daily net assets attributable to Class A shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares. Payments with respect to Class A shares under the Plan are currently voluntarily limited to
 .30 of 1% of each Fund's aggregate average daily net assets attributable to Class A shares. The Plans provide that a portion of the fee payable thereunder may constitute a service fee to be used for providing ongoing personal services and/or the maintenance of shareholder accounts. Service fee payments to financial intermediaries for such purposes will not exceed .25 of 1% of the aggregate average daily net assets attributable to each Class of shares of each Fund.
       Each Fund has also entered into a distribution agreement (each a "Distribution Agreement" or collectively the "Distribution Agreements") with Evergreen Funds Distributor, Inc. ("EFD"). Pursuant to the Distribution Agreements, each Fund will compensate EFD for its services as distributor at a rate which may not exceed an annual rate of .30 of 1% of a Fund's aggregate average daily net assets attributable to Class A shares, and .75 of 1% of aggregate average daily net assets attributable to the Class B shares of the EVERGREEN MONEY MARKET FUND. The Distribution Agreements provide that EFD will use the distribution fee received from a Fund for payments (i) to compensate broker-dealers or other persons for distributing shares of the Funds, including interest and principal payments made in respect of amounts paid to broker-dealers or other persons that have been financed (EFD may assign its rights to receive compensation under the Plans to secure such financings), (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. The financing of payments made by EFD to compensate broker-dealers or other persons for distributing shares of the Funds may be provided by First Union or its affiliates. The EVERGREEN MONEY MARKET FUND may also make payments under its Class B Plan, in amounts up to .25 of 1% of the Fund's aggregate average daily net assets on an annual basis attributable to Class B shares, to compensate organizations, which may include EFD and Evergreen Asset or its affiliates, for personal services rendered to shareholders and/or the maintenance of shareholder accounts or for engaging others to render such services.
       The Funds may not pay any distribution or services fees during any fiscal period in excess of the amounts set forth above. Since EFD's compensation under the Distribution Agreements is not directly tied to the expenses incurred by EFD, the amount of compensation received by it under the Distribution Agreements during any year may be more or less than its actual expenses and may result in a profit to EFD. Distribution expenses incurred by EFD in one fiscal year that exceed the level of compensation paid to EFD for that year may be paid from distribution fees received from a Fund in subsequent fiscal years.
       The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75 of 1% and .25 of 1%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.
                                       17

                       PURCHASE AND REDEMPTION OF SHARES
HOW TO BUY SHARES
       You can purchase shares of any of the Funds through broker-dealers, banks or other financial intermediaries, or directly through EFD. The minimum initial investment is $1,000, which may be waived in certain situations. There is no minimum for subsequent investments. Share certificates are not issued. In states where EFD is not registered as a broker-dealer shares of a Fund will only be sold through Furman Selz LLC, other broker-dealers or other financial institutions that are registered. See the Share Purchase Application and Statement of Additional Information for more information. Only Class A shares of EVERGREEN MONEY MARKET FUND, EVERGREEN TREASURY MONEY MARKET FUND and EVERGREEN TAX EXEMPT MONEY MARKET FUND, and Class B shares of EVERGREEN MONEY MARKET FUND are offered through this Prospectus. (See "General Information" -- "Other Classes of Shares".)
Class A Shares. Class A shares of the Evergreen Money Market Funds can be purchased at net asset value without an initial sales charge. Certain broker-dealers or other financial institutions may impose a fee in connection with purchases at net asset value.
Class B Shares-Deferred Sales Charge Alternative. You can purchase Class B shares of the EVERGREEN MONEY MARKET FUND at net asset value without an initial sales charge. However, you may pay a contingent deferred sales charge ("CDSC") if you redeem shares within seven years after purchase. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares as set forth below.

    Year Since
     Purchase         Contingent Deferred Sales Charge
      FIRST                           5%
      SECOND                          4%
 THIRD and FOURTH                     3%
      FIFTH                           2%
      SIXTH                           1%

The CDSC is deducted from the amount of the redemption and is paid to EFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet distribution requirements for certain qualified retirement plans or in the case of certain redemptions made under a Fund's Systematic Cash Withdrawal Plan, and may be waived in other situations. Class B shares are subject to higher distribution and/or shareholder service fees than Class A shares for a period of seven years (after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. See the Statement of Additional Information for further details.
       With respect to Class B shares, no CDSC will be imposed on: (1) the portion of redemption proceeds attributable to increases in the value of the account due to increases in the net asset value per share, (2) shares acquired through reinvestment of dividends and capital gains, (3) shares held for more than seven years after the end of the calendar month of acquisition, (4) accounts following the death or disability of a shareholder, or (5) minimum required distributions to a shareholder over the age of 70 1/2 from an IRA or other retirement plan.
How the Funds Value Their Shares. The net asset value of each Fund's shares for purposes of both purchases and redemptions is determined twice daily, at 12 noon (Eastern time) and promptly after the regular close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) each business day, i.e., any weekday exclusive of days on which the Exchange or State Street Bank and Trust Company ("State Street") is closed. The Exchange is closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is calculated by taking the sum of the values of a Fund's investments and any cash and other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to each Fund's investment adviser, are accrued daily. The securities in a Fund's portfolio are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter a constant straight-line amortization of any discount or premium is assumed each day regardless of the impact of fluctuating interest rates on the market
                                       18
value of the security. The market value of the obligations in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. As a result, the market value of the obligations in a Fund's portfolio may vary from the value determined using the amortized cost method. Securities which are not rated are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Other assets and securities for which no quotations are readily available are valued at the fair value as determined in good faith by the Trustees.
       Each Fund attempts to maintain its net asset value at $1.00 per share. Under most conditions, management believes this will be possible, although there can be no assurance that this will be achieved. Calculations are periodically made to compare the value of a Fund's portfolio valued at amortized cost with market values. If a deviation of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values and a Fund's $1.00 per share net asset value, or if there were other deviations which the Trustees of each Trust under which each Fund operates believe would result in a material dilution to shareholders or purchasers, the Trustees would promptly consider what action, if any, should be initiated.
Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or the Fund's investment adviser incurs. If such investor is an existing shareholder, a Fund may redeem shares from his or her account to reimburse a Fund or the Fund's investment adviser for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen mutual funds. The Funds will not accept third party checks other than those payable directly to a shareholder whose account has been in existence at least thirty days.
       Shares of the Funds are sold at the net asset value per share next determined after a shareholder's investment has been converted to Federal funds. Investments by federal funds wire will be effective upon receipt. Qualified institutions may telephone orders for the purchase of Fund shares. Shares purchased by institutions via telephone will receive the dividend declared on that day if the telephone order is placed by 12 noon (Eastern time), and federal funds are received the same day by 4:00 p.m. (Eastern time). Institutions should telephone the Fund at the telephone number on the front page of this Prospectus for additional information on same day purchases by telephone. Investment checks received at State Street will be invested on the date of receipt. Shareholders will begin earning dividends the following business day.
       The Share Purchase Application may not be used to invest in any of the prototype retirement plans for which the EVERGREEN MONEY MARKET FUND is an available investment. For information about the requirements to make such investments, including copies of the necessary application forms, please call the telephone number set forth on the cover page of this Prospectus. A Fund cannot accept investments specifying a certain price or date and reserves the right to reject any specific purchase order, including orders in connection with exchanges from the other Evergreen mutual funds. Although not currently anticipated, each Fund reserves the right to suspend the offer of shares for a period of time.
General. The decision as to which Class of shares of EVERGREEN MONEY MARKET FUND is more beneficial to you depends primarily on whether or not you wish to exchange all or part of any Class B shares you purchase for Class B shares of another Evergreen mutual fund at some future date. If you are not contemplating such an exchange, it would probably be in your best interest to purchase Class A shares. Consult your financial intermediary for further information. The compensation received by dealers and agents may differ depending on whether they sell Class A or Class B shares. There is no size limit on purchases of Class A shares.
       In addition to any discount or commission paid to dealers, EFD will from time to time pay to dealers additional cash or other incentives that are conditioned upon the sale of a specified minimum dollar amount of shares of a Fund and/or other Evergreen mutual funds. Such incentives will take the form of payment for attendance at seminars, lunches, dinners, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer and their immediate family members to urban or resort locations within or outside the United States. Such a dealer may elect to receive cash incentives of equivalent amount in lieu of such payments. EFD may also limit the availability of such incentives to certain specified dealers. EFD from time to time sponsors promotions involving First Union Brokerage Servies, Inc. ("FUBS"), an affiliate of each Fund's investment adviser, and other selected dealers, pursuant to which incentives are paid, including gift certificates and payments in amounts up to 1% of the dollar amount of shares of a Fund sold. Awards may also be made based on the opening of a minimum number of accounts. Such promotions are not being made available to all dealers. Certain broker-dealers may also receive payments from
                                       19

EFD or a Fund's investment adviser over and above the usual trail commissions or shareholder servicing payments applicable to a given Class of shares.
HOW TO REDEEM SHARES
       You may "redeem", i.e. sell, your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC for Class B shares) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, a Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to ten days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or cancelled.
Redeeming Shares Through Your Financial Intermediary. A Fund must receive instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value (less any applicable CDSC for Class B shares). Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (Eastern time).
Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to State Street which is the registrar, transfer agent and dividend-disbursing agent for each Fund. Stock power forms are available from your financial intermediary, State Street, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $10,000 or where the redemption proceeds are to be mailed to an address other than that shown in the account registration. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street.
       Shareholders may withdraw amounts of $1,000 or more from their accounts by calling the telephone number on the front page of this Prospectus between the hours of 8:00 a.m. to 5:30 p.m. (Eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or State Street's offices are closed). The Exchange is closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Redemption requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. Shareholders who are unable to reach a Fund or State Street by telephone should follow the procedures outlined above for redemption by mail.
       The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must indicate this on the Share Purchase Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in a Fund at a designated commercial bank. State Street currently deducts a $5.00 wire charge from all redemption proceeds wired. This charge is subject to change without notice. Redemption proceeds will be wired on the same day if the request is made prior to 12 noon (Eastern time). Such shares, however, will not earn dividends for that day. Redemption requests received after 12 noon will earn dividends for that day, and the proceeds will be wired on the following business day. A shareholder who decides later to use this service, or to change instructions already given, should fill out a Shareholder Services Form and send it to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827, with such shareholder's signature guaranteed by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street. Shareholders should allow approximately ten days for such form to be processed. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring some form of personal identification prior to acting upon instructions and tape recording of telephone instructions. If a Fund fails to follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. The Funds will not be liable for following telephone instructions reasonably believed to be genuine. The Funds reserve the right to refuse a telephone redemption if it is believed advisable to do so. Financial intermediaries may charge a fee for handling telephonic requests. Procedures for redeeming Fund shares by telephone may be modified or terminated without notice at any time.
                                       20

Redemptions by Check. Upon request, each Fund will provide holders of Class A shares, without charge, with checks drawn on the Fund that will clear through State Street. Class B shares cannot be redeemed by check. Shareholders will be subject to State Street's rules and regulations governing such checking accounts. Checks will be sent usually within ten business days following the date the account is established. Checks may be made payable to the order of any payee in an amount of $250 or more. The payee of the check may cash or deposit it like a check drawn on a bank. (Investors should be aware that, as in the case with regular bank checks, certain banks may not provide cash at the time of deposit, but will wait until they have received payment from State Street.) When such a check is presented to State Street for payment, State Street, as the shareholder's agent, causes the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. Checks will be returned by State Street if there are insufficient or uncollectable shares to meet the withdrawal amount. The check writing procedure for withdrawal enables shareholders to continue earning income on the shares to be redeemed up to but not including the date the redemption check is presented to State Street for payment.
       Shareholders wishing to use this method of redemption, should fill out the appropriate part of the Share Purchase Application (including the Signature
Card) and mail the completed form to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827. Shareholders requesting this service after an account has been opened must contact State Street since additional documentation will be required. Currently, there is no charge either for checks or for the clearance of any checks. This service may be terminated or altered at any time.
General. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by Federal securities law. The Funds reserve the right to close an account that through redemption has remained below $1,000 for thirty days. Shareholders will receive sixty days' written notice to increase the account value before the account is closed. The Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which each Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 of 1% of a Fund's total net assets during any ninety day period for any one shareholder. See the Statement of Additional Information for further details.
EXCHANGE PRIVILEGE
How To Exchange Shares. You may exchange some or all of your shares for shares of the same Class of the other Evergreen mutual funds through your financial intermediary, or by telephone or mail as described below. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset values of the shares exchanged next determined after an exchange request is received. An exchange, which represents an initial investment in another Evergreen mutual fund, is subject to the minimum investment and suitability requirements of each Fund.
       Each of the Evergreen mutual funds has different investment objectives and policies. For complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange is treated for Federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. This exchange privilege may be materially modified or discontinued at any time by the Fund upon sixty days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.
       No CDSC will be imposed in the event Class B shares of the EVERGREEN MONEY MARKET FUND are exchanged for Class B shares of other Evergreen mutual funds. If you redeem shares, the CDSC applicable to the Class B shares of the Evergreen mutual fund originally purchased for cash is applied. Also, Class B shares will continue to age following an exchange for purposes of conversion to Class A shares. An exchange of Class A shares of the Funds for Class A shares of other Evergreen mutual funds not offered in this Prospectus would, to the extent a waiver or reduction were not available, require the payment of the applicable front-end sales charge.
Exchanges Through Your Financial Intermediary. A Fund must receive exchange instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.
Exchanges by Telephone and Mail. You may exchange shares by telephone by calling the telephone number on the front page of this Prospectus. Exchange requests made after 4:00 p.m. (Eastern time) will be processed using the
                                       21
net asset value determined on the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach State Street by telephone. If you wish to use the telephone exchange service you should indicate this on the Share Purchase Application. As noted above, each Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or State Street if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares", however, no signature guarantee is required.
SHAREHOLDER SERVICES
       The Funds offer the following shareholder services. For more information about these services or your account, contact EFD or the toll-free number on the front page of this Prospectus. Some services are described in more detail in the Share Purchase Application.
Systematic Investment Plan. You may make monthly or quarterly investments into an existing account automatically in amounts of not less than $25 per month or $75 per quarter. Each Fund reserves the right to close an account that through liquidation of the Systematic Investment Plan has not reached a minimum balance of $1,000 ($250 for retirement accounts) within twenty-four months of the initial investment.
Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $25,000 per investment. Telephone investment requests received by 3:00 p.m. (Eastern time) will be credited to a shareholder's account two business days after the request is received.
       Shares purchased under the Funds Systematic Investment Plan or Telephone Investment Plan may not be redeemed for ten days from the date of investment. Systematic Cash Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Funds Systematic Cash Withdrawal Plan by filling out the appropriate part of the Share Purchase Application. Under this plan, you may receive (or designate a third party to receive) a monthly or quarterly check in a stated amount of not less than $75. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically. Any applicable Class B CDSC will be waived with respect to redemptions occurring under a Systematic Cash Withdrawal Plan during a calendar year to the extent that such redemptions do not exceed 10% of (i) the initial value of the account plus (ii) the value, at the time of purchase, of any subsequent investments.
Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Funds and the other Evergreen mutual funds available to their participants. Each Fund's investment adviser may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Evergreen mutual funds available to their participants.
Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value per share at the close of business on the last business day of each month, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested.
Tax Sheltered Retirement Plans. You may open a pension and profit sharing account in any Evergreen mutual fund (except those funds having an objective of providing tax free income), including: (i) Individual Retirement Accounts ("IRAs") and Rollover IRAs; (ii) Simplified Employee Pension (SEP) for sole proprietors, partnerships and corporations; and (iii) Profit-Sharing and Money Purchase Pension Plans for corporations and their employees.
EFFECT OF BANKING LAWS
       The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as
                                       22
investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of their customer. Evergreen Asset, since it is a subsidiary of FUNB, and CMG are subject to and in compliance with the aforementioned laws and regulations.
       Changes to applicable laws and regulations or future judicial or administrative decisions could result in CMG or Evergreen Asset being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of a Fund by its customers. If CMG or Evergreen Asset were prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.
                               OTHER INFORMATION
DIVIDENDS, DISTRIBUTIONS AND TAXES
       The Funds declare substantially all of their net income as dividends on each business day. Such dividends are paid monthly. Net income, for dividend purposes, includes accrued interest and any market discount or premium that day, less the estimated expenses of a Fund. Gains or losses realized upon the sale of portfolio securities are not included in net income, but are reflected in the net asset value of a Fund's shares. Distributions of any net realized capital gains will be made annually or more frequently as required by the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The amount of dividends may fluctuate from day to day, and the dividend may be omitted on a day where Fund expenses exceed net investment income. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January that were declared in the previous calendar quarter may be treated as paid in the immediately preceding December.
       Such dividends will be automatically reinvested in full and fractional shares of a Fund on the last business day of each month. However, shareholders who so inform the transfer agent in writing may have their dividends paid out in cash monthly. Shareholders who invest by check will be credited with a dividend on the business day following initial investment. Shareholders will receive dividends on investments made by federal funds bank wire the same day the wire is received provided that wire purchases are received by State Street by 12 noon (Eastern time). Shares purchased by qualified institutions via telephone as described in "How to Purchase Shares" will receive the dividend declared on that day if the telephone order is placed by 12 noon (Eastern time), and federal funds are received by 4:00 p.m. (Eastern time). All other wire purchases received after 12 noon (Eastern time) will earn dividends beginning the following business day. Dividends accruing on the day of redemption will be paid to redeeming shareholders except for redemptions by check and where proceeds are wired the same day. (See "How to Redeem Shares".)
       Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code. While so qualified, it is expected that each Fund will not be required to pay any Federal income taxes on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements. The excise tax generally does not apply to the tax exempt income of a regulated investment company (such as EVERGREEN TAX EXEMPT MONEY MARKET
FUND) that pays exempt interest dividends. Except as noted below with respect to EVERGREEN TAX EXEMPT MONEY MARKET FUND, most shareholders of the Funds normally will have to pay Federal income taxes and any state or local taxes on the dividends and distributions they receive from a Fund.
       EVERGREEN TAX EXEMPT MONEY MARKET FUND will designate and pay exempt-interest dividends derived from interest earned on qualifying tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes, however, (1) all or a portion of such exempt-interest dividends may be a specific preference item for purposes of the Federal individual and corporate alternative minimum taxes to the extent that they are derived from certain types of private activity bonds issued after August 7, 1986, and (2) all exempt-interest dividends will be a component of "adjusted current earnings" for purposes of the Federal corporate alternative minimum tax. Dividends paid from taxable income, if any, and distributions of any net realized short-term capital gains (whether from tax exempt or taxable obligations)
                                       23
are taxable as ordinary income, even though received in additional Fund shares. Market discount recognized on taxable and tax-free bonds is taxable as ordinary income, not as excludable income.
       Following the end of each calendar year, every shareholder of the Funds will be sent applicable tax information and information regarding the dividends and capital gain distributions made during the calendar year. Under current law, the highest Federal income tax rate applicable to net long-term capital gains realized by individuals is 28%. The rate applicable to corporations is 35%. Since the Funds' gross income is ordinarily expected to be interest income, it is not expected that the 70% dividends-received deduction for corporations will be applicable. Specific questions should be addressed to the investor's own tax adviser.
       Each Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, you must certify on the Share Purchase Application, or on a separate form supplied by State Street, that the investor's social security or taxpayer identification number is correct and that the investor is not currently subject to backup withholding or is exempt from backup withholding. GENERAL INFORMATION
Portfolio Transactions. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund. Organization. The EVERGREEN MONEY MARKET FUND is a separate investment series of Evergreen Money Market Trust, a Massachusetts business trust organized in 1987. The EVERGREEN TAX EXEMPT MONEY MARKET FUND is a separate investment series of The Evergreen Municipal Trust, a Massachusetts business trust organized in 1988. The EVERGREEN TREASURY MONEY MARKET FUND is a separate investment series of Evergreen Investment Trust (formerly First Union Funds), a Massachusetts business trust organized in 1984.
       The Funds do not intend to hold annual shareholder meetings; shareholder meetings will be held only when required by applicable law. Shareholders have available certain procedures for the removal of Trustees.
       A shareholder in each Class of a Fund will be entitled to his or her share of all dividends and distributions from a Fund's assets, based upon the relative value of such shares to those of other Classes of the Fund, and, upon redeeming shares, will receive the then current net asset value of the Class of shares of the Fund represented by the redeemed shares less any applicable CDSC. The Trusts are empowered to establish, without shareholder approval, additional investment series, which may have different investment objectives, and additional Classes of shares for any existing or future series. If an additional series or Class were established in a Fund, each share of the series or Class would normally be entitled to one vote for all purposes. Generally, shares of each series and Class would vote together as a single Class on matters, such as the election of Trustees, that affect each series and Class in substantially the same manner. Class A, B and Y shares have identical voting, dividend, liquidation and other rights, except that each Class bears, to the extent applicable, its own distribution and transfer agency expenses as well as any other expenses applicable only to a specific class. Each Class of shares votes separately with respect to Rule 12b-1 distribution plans and other matters for which separate Class voting is appropriate under applicable law. Shares are entitled to dividends as determined by the Trustees and, in liquidation of a Fund, are entitled to receive the net assets of the Fund.
Custodian, Registrar, Transfer Agent And Dividend-Disbursing Agent. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as each Fund's custodian, registrar, transfer agent and dividend-disbursing agent. State Street is compensated for its services as transfer agent by a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares.
Principal Underwriter. EFD, an affiliate of Furman Selz LLC, located 230 Park Avenue, New York, New York 10017, is the principal underwriter of the Funds. Furman Selz LLC also acts as sub-administrator to EVERGREEN TREASURY MONEY MARKET FUND and provides certain sub-administrative services to Evergreen Asset in connection with its role as investment adviser to EVERGREEN TAX EXEMPT MONEY MARKET FUND and EVERGREEN MONEY MARKET FUND, including providing personnel to serve as officers of the Funds.
Other Classes of Shares. EVERGREEN MONEY MARKET FUND offers three classes of shares, Class A, Class B and Class Y. EVERGREEN TAX EXEMPT MONEY MARKET FUND and EVERGREEN TREASURY MONEY MARKET FUND each offer two classes of shares, Class A and Class Y. Class Y shares are not offered by this Prospectus and are only
                                       24
available to (i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset, (ii) certain institutional investors and
(iii) investment advisory clients of CMG, Evergreen Asset or their affiliates. The dividends payable with respect to Class A and Class B shares will be less than those payable with respect to Class Y shares due to the distribution and distribution and shareholder servicing related expenses borne by Class A and Class B shares and the fact that such expenses are not borne by Class Y shares. Performance Information. From time to time, a Fund may quote its yield in advertisements or in reports to shareholders. Yield information may be useful in reviewing the performance of a Fund and for providing a basis for comparison with other investment alternatives. However, since net investment income of a Fund changes in response to fluctuations in interest rates and Fund expenses, any given yield quotation should not be considered representative of a Fund's yields for any future period.
       The method of calculating each Fund's yield is set forth in the Statement of Additional Information. Before investing in the EVERGREEN TAX EXEMPT MONEY MARKET FUND, the investor may want to determine which investment -- tax-free or taxable -- will result in a higher after-tax return. To do this, the yield on the tax-free investment should be divided by the decimal determined by subtracting from 1 the highest Federal tax rate to which the investor currently is subject. For example, if the tax-free yield is 6% and the investor's maximum tax bracket is 36%, the computation is:
      6% Tax-Free Yield /(1 - .36 Tax Rate) = 6/.64 = 9.38% Taxable Yield.
       In this example, the investor's after-tax return will be higher from the 6% tax-free investment if available taxable yields are below 9.38%. Conversely, the taxable investment will provide a higher return when taxable yields exceed 9.38%. This is only an example and is not necessarily reflective of a Fund's yield. The tax equivalent yield will be lower for investors in the lower income brackets.
       Comparative performance information may also be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report, Bank Rate Monitor and other industry publications.
       In marketing a Fund's shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profite; and an action plan offering investment alternatives. The information provided to investors may also include discussions of other Evergreen mutual funds, products, and services, which may include: retirement investing; brokerage products and services; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques. The Principal Underwriter may also reprint, and use as advertising and sales literature, articles from EVERGREEN EVENTS, a quarterly magazine provided to Evergreen mutual fund shareholders.
Liability Under Massachusetts Law. Under Massachusetts law, trustees and shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Declarations of Trust under which the Funds operate provide that no Trustee or shareholder will be personally liable for the obligations of the Trust and that every written contract made by the Trust contain a provision to that effect. If any Trustee or shareholder were required to pay any liability of the Trust, that person would be entitled to reimbursement from the general assets of the Trust.
Additional Information. This Prospectus and the Statement of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the Act. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.
                                       25

  INVESTMENT ADVISER
  Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577
      EVERGREEN MONEY MARKET FUND, EVERGREEN TAX EXEMPT MONEY MARKET FUND Capital Management Group of First Union National Bank of North Carolina, 201 South College Street, Charlotte, North Carolina 28288
      EVERGREEN TREASURY MONEY MARKET FUND
  CUSTODIAN & TRANSFER AGENT
  State Street Bank and Trust Company, Box 9021, Boston, Massachusetts
  02205-9827
  LEGAL COUNSEL
  Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C.
  20036
  INDEPENDENT AUDITORS
  Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036
      EVERGREEN MONEY MARKET FUND, EVERGREEN TAX EXEMPT MONEY MARKET FUND
  KPMG Peat Marwick, LLP, One Mellon Bank Center Pittsburgh, Pennsylvania 15219
      EVERGREEN TREASURY MONEY MARKET FUND
  DISTRIBUTOR
  Evergreen Funds Distributor, Inc., 230 Park Avenue, New York, New York 10017
  45960                                                              536120rev02

*******************************************************************************

  PROSPECTUS                                                 October 31, 1996
  EVERGREEN(SM) MONEY MARKET FUNDS                      (Evergreen tree logo)
  EVERGREEN MONEY MARKET FUND
  EVERGREEN TAX EXEMPT MONEY MARKET FUND
  EVERGREEN TREASURY MONEY MARKET FUND
  CLASS Y SHARES
           The Evergreen Money Market Funds (the "Funds") are designed to provide investors with current income, stability of principal and liquidity. This Prospectus provides information regarding the Class Y shares offered by the Funds. Each Fund is, or is a series of, an open-end, diversified, management investment company. This Prospectus sets forth concise information about the Funds that a prospective investor should know before investing. The address of the Funds is 2500 Westchester Avenue, Purchase, New York 10577.
           A "Statement of Additional Information" for the Funds dated October 31, 1996 has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The Statement of Additional Information provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Funds at (800) 235-0064. There can be no assurance that the investment objective of any Fund will be achieved. Investors are advised to read this Prospectus carefully.
  THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY, AND INVOLVE INVESTMENT RISKS.
  AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                   KEEP THIS PROSPECTUS FOR FUTURE REFERENCE
  EVERGREEN(SM) is a Service Mark of Evergreen Asset Management Corp. Copyright 1995, Evergreen Asset Management Corp.

                               TABLE OF CONTENTS

OVERVIEW OF THE FUNDS                                       2
EXPENSE INFORMATION                                         3
FINANCIAL HIGHLIGHTS                                        5
DESCRIPTION OF THE FUNDS
         Investment Objectives and Policies                11
         Investment Practices and Restrictions             14
MANAGEMENT OF THE FUNDS
         Investment Advisers                               15
         Sub-Adviser                                       16
PURCHASE AND REDEMPTION OF SHARES
         How to Buy Shares                                 17
         How to Redeem Shares                              18
         Exchange Privilege                                19
         Shareholder Services                              20
         Effect of Banking Laws                            20
OTHER INFORMATION
         Dividends, Distributions and Taxes                21
         General Information                               22

                             OVERVIEW OF THE FUNDS
       The following summary is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus. See "Description of the Funds" and "Management of the Funds".
       The investment adviser to EVERGREEN MONEY MARKET FUND and EVERGREEN TAX EXEMPT MONEY MARKET FUND is Evergreen Asset Management Corp. which, with its predecessors, has served as an investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset Management Corp. is a wholly-owned subsidiary of First Union National Bank of North Carolina, which in turn is a subsidiary of First Union Corporation, the sixth largest bank holding company in the United States. The Capital Management Group of First Union National Bank of North Carolina serves as investment adviser to EVERGREEN TREASURY MONEY MARKET FUND.
       EVERGREEN MONEY MARKET FUND seeks as high a level of current income as is consistent with preserving capital and providing liquidity. The Fund will invest only in high quality money market instruments.
       EVERGREEN TAX EXEMPT MONEY MARKET FUND seeks as high a level of current income exempt from Federal income tax as is consistent with preserving capital and providing liquidity. The Fund invests substantially all of its assets in short-term municipal securities, the interest from which is exempt from Federal income tax.
       EVERGREEN TREASURY MONEY MARKET FUND seeks to maintain stability of principal and current income consistent with stability of principal.
       Each Fund seeks to maintain a stable net asset value of $1.00 per share although no assurances can be given that such a stable net asset value will be maintained.
    THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVE OF ANY FUND WILL BE
                                   ACHIEVED.
                                       2

                              EXPENSE INFORMATION
       The table set forth below summarizes the shareholder transaction costs associated with an investment in the Class Y Shares of the Fund. For further information see "Purchase and Redemption of Shares".

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases                    None
Sales Charge on Dividend Reinvestments                       None
Contingent Deferred Sales Charge                             None
Redemption Fee                                               None
Exchange Fee (only applies after 4 exchanges per
year)                                                      $ 5.00

       The following table shows for the Fund the estimated annual operating expenses (as a percentage of average net assets) attributable to Class Y Shares, together with examples of the cumulative effect of such expenses on a hypothetical $1,000 investment for the periods specified assuming (i) a 5% annual return and (ii) redemption at the end of each period.
EVERGREEN MONEY MARKET FUND

                                          ANNUAL OPERATING                                             EXAMPLE
                                              EXPENSES                                                 Class Y
Management Fees                                 .48%
                                                             After 1 Year                                $ 6
12b-1 Fees                                        --         After 3 Years
                                                             After 3 Years                               $19
Other Expenses                                  .11%
                                                             After 5 Years                               $33
                                                             After 10 Years                              $74
Total                                           .59%

EVERGREEN TAX EXEMPT MONEY MARKET FUND

                                          ANNUAL OPERATING                                             EXAMPLE
                                              EXPENSES                                                 Class Y
Management Fees                                 .49%
                                                             After 1 Year                                $ 6
12b-1 Fees                                        --
                                                             After 3 Years                               $19
Other Expenses                                  .11%
                                                             After 5 Years                               $33
                                                             After 10 Years                              $75
Total                                           .60%

EVERGREEN TREASURY MONEY MARKET FUND

                                          ANNUAL OPERATING                                             EXAMPLE
                                              EXPENSES                                                 Class Y
Management Fees                                 .35%
                                                             After 1 Year                                $ 5
12b-1 Fees                                        --
                                                             After 3 Years                               $15
Other Expenses                                  .12%
                                                             After 5 Years                               $26
                                                             After 10 Years                              $59
Total                                           .47%

       Evergreen Asset has agreed to reimburse EVERGREEN MONEY MARKET FUND and EVERGREEN TAX EXEMPT MONEY MARKET FUND to the extent that the Fund's aggregate annual operating expenses (including the investment adviser's fee, but excluding interest, taxes, brokerage commissions, Rule 12b-1 distribution fees and shareholder services fees, and extraordinary expenses) exceed 1% of the Fund's average net assets.
       The estimated operating expenses and examples do not reflect fee waivers and expense reimbursements for the most recent fiscal year. Actual expenses, net of fee waivers and expense reimbursements for the year ended August 31, 1996 for Class Y Shares were as follows:

EVERGREEN MONEY MARKET FUND                                                                       .45%
EVERGREEN TAX EXEMPT MONEY MARKET FUND                                                            .49%
EVERGREEN TREASURY MONEY MARKET FUND                                                              .39%

       From time to time, each Fund's investment adviser may, at its discretion, waive its fee or reimburse a Fund for certain of its expenses in order to reduce a Fund's expense ratio. The investment adviser may cease these voluntary waivers or reimbursements at any time.
       The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in Class Y Shares of the Funds will bear directly or indirectly. The amounts set forth under "Other Expenses" as well as the amounts set forth in the examples are estimated amounts based on historical experience for the most recent fiscal year. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of the various costs and expenses borne by the Funds see "Management of the Funds".
                                       4

                              FINANCIAL HIGHLIGHTS
       The tables on the following pages present, for each Fund, financial highlights for a share outstanding throughout each period indicated. The information in the tables for the five most recent fiscal years or the life of the fund if shorter for EVERGREEN TREASURY MONEY MARKET FUND has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors; for EVERGREEN MONEY MARKET FUND and EVERGREEN TAX EXEMPT MONEY MARKET FUND has been audited by Price Waterhouse LLP, each Fund's independent auditors. A report of KPMG Peat Marwick LLP or Price Waterhouse LLP, as the case may be, on the audited information with respect to each Fund is incorporated by reference in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Fund's Statement of Additional Information.
       Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge.
EVERGREEN MONEY MARKET FUND -- Y SHARES

                                                     TEN MONTHS
                                    YEAR ENDED         ENDED
                                    AUGUST 31,       AUGUST 31,                YEAR ENDED OCTOBER 31,
                                  1996      1995       1994#        1993      1992      1991      1990      1989
PER SHARE DATA:
Net asset value, beginning
  of period....................   $1.00     $1.00       $1.00       $1.00     $1.00     $1.00     $1.00     $1.00
Income from investment
  operations:
Net investment income..........     .05       .05         .03         .03       .04       .07       .08       .09
Less distributions to
  shareholders from net
  investment income............    (.05)     (.05)       (.03)       (.03)     (.04)     (.07)     (.08)     (.09)
Net asset value, end of
  period.......................   $1.00     $1.00       $1.00       $1.00     $1.00     $1.00     $1.00     $1.00
TOTAL RETURN+..................    5.3%      5.4%        2.9%        3.2%      4.2%      6.7%      8.4%      9.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions)................    $671      $283        $273        $299      $358      $438      $458      $408
Ratios to average net assets:
  Expenses **..................    .45%      .53%        .32%++      .39%      .36%      .30%      .35%      .38%
  Net investment income **.....   5.16%     5.26%       3.46%++     3.19%     4.18%     6.53%     8.08%     9.42%

                                 NOVEMBER 2, 1987*
                                      THROUGH
                                 OCTOBER 31, 1988
PER SHARE DATA:
Net asset value, beginning
  of period....................         $1.00
Income from investment
  operations:
Net investment income..........           .07
Less distributions to
  shareholders from net
  investment income............          (.07)
Net asset value, end of
  period.......................         $1.00
TOTAL RETURN+..................          7.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions)................          $161
Ratios to average net assets:
  Expenses **..................          .43%++
  Net investment income **.....         7.26%++

#  The Fund changed its fiscal year end from October 31 to August 31.
*  Commencement of operations.
+ Total return is calculated for the periods indicated and is not annualized. ++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                 TEN MONTHS
                                YEAR ENDED         ENDED                      YEAR ENDED                    NOVEMBER 2, 1987*
                                AUGUST 31,       AUGUST 31,                   OCTOBER 31,                        THROUGH
                              1996      1995       1994 #      1993     1992     1991     1990     1989     OCTOBER 31, 1988
Expenses..................     .59%      .73%        .71%       .71%     .72%     .70%     .69%     .75%           .93%
Net investment income.....    5.02%     5.06%       3.07%      2.87%    3.82%    6.13%    7.74%    9.05%          6.76%

EVERGREEN MONEY MARKET FUND -- CLASS A AND B SHARES

                                                                      CLASS A SHARES                    CLASS B SHARES
                                                              YEAR ENDED    JANUARY 4, 1995*    YEAR ENDED    JANUARY 26, 1995*
                                                              AUGUST 31,        THROUGH         AUGUST 31,         THROUGH
                                                                 1996       AUGUST 31, 1995        1996        AUGUST 31, 1995
PER SHARE DATA:
Net asset value, beginning of period.......................       $1.00           $1.00             $1.00            $1.00
Income from investment operations:
Net investment income......................................         .05             .03               .04              .03
Less distributions to shareholders from net investment
  income...................................................        (.05 )          (.03)             (.04)            (.03)
Net asset value, end of period.............................       $1.00           $1.00             $1.00            $1.00
TOTAL RETURN+..............................................        5.0%            3.5%              4.3%             2.8%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)..................   $1,755,267       $685,155           $10,218           $7,927
Ratios to average net assets:
  Expenses **..............................................        .75%            .81%++           1.45%            1.51%++
  Net investment income **.................................       4.86%           5.26%++           4.18%            4.54%++

*  Commencement of class operations.
+ Total return is calculated on net asset value for the periods indicated and is not annualized. Contingent deferred sales charge is not reflected.
++  Annualized.
* Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                   CLASS A SHARES                    CLASS B SHARES
                                                           YEAR ENDED    JANUARY 4, 1995*    YEAR ENDED    JANUARY 26, 1995*
                                                           AUGUST 31,        THROUGH         AUGUST 31,         THROUGH
                                                              1996       AUGUST 31, 1995        1996        AUGUST 31, 1995
Expenses................................................        .89%           1.02%             1.59%            2.39%
Net investment income...................................       4.72%           5.05%             4.04%            3.66%

EVERGREEN TAX EXEMPT MONEY MARKET FUND -- CLASS Y SHARES

                                                                                                                   NOVEMBER 2,
                                                                 YEAR ENDED AUGUST 31,                            1988* THROUGH
                                            1996      1995      1994      1993      1992      1991      1990     AUGUST 31, 1989
PER SHARE DATA:
Net asset value, beginning of period....    $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00          $1.00
Income from investment operations:
  Net investment income.................      .03       .04       .02       .03       .04       .05       .06            .05
Less distributions to shareholders from
  net investment income.................     (.03)     (.04)     (.02)     (.03)     (.04)     (.05)     (.06)          (.05)
Net asset value, end of period..........    $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00          $1.00
TOTAL RETURN+...........................     3.5%      3.6%      2.5%      2.6%      3.7%      5.5%      6.2%           5.5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions).............................     $617      $421      $402      $401      $417      $510      $311           $109
Ratios to average net assets:
  Expenses **...........................     .49%      .50%      .34%      .34%      .32%      .28%      .31%           .24%++
  Net investment income **..............    3.44%     3.53%     2.47%     2.58%     3.72%     5.23%     5.94%          6.77%++

*  Commencement of operations.
+ Total return is calculated on net asset value for the periods indicated and is not annualized.
++  Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                                                NOVEMBER 2,
                                                                  YEAR ENDED AUGUST 31,                        1988* THROUGH
                                               1996     1995     1994     1993     1992     1991     1990     AUGUST 31, 1989
Expenses....................................    .60%     .63%     .64%     .63%     .63%     .66%     .71%          .79%
Net investment income.......................   3.33%    3.40%    2.17%    2.29%    3.41%    4.85%    5.54%         6.22%

EVERGREEN TAX EXEMPT MONEY MARKET FUND -- CLASS A SHARES

                                                                                                               JANUARY 5, 1995*
                                                                                              YEAR ENDED           THROUGH
                                                                                            AUGUST 31, 1996    AUGUST 31, 1995
PER SHARE DATA:
Net asset value, beginning of period.....................................................          $1.00              $1.00
Income from investment operations:
Net investment income....................................................................            .03                .02
Distributions to shareholders from net investment income.................................           (.03)              (.02)
Net asset value, end of period...........................................................          $1.00              $1.00
TOTAL RETURN+............................................................................           3.2%               2.2%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)................................................       $660,516           $554,924
Ratios to average net assets:
  Expenses **............................................................................           .79%               .78%++
  Net investment income **...............................................................          3.14%              3.28%++

*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the period indicated and is not annualized.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                                               JANUARY 5, 1995*
                                                                                              YEAR ENDED           THROUGH
                                                                                            AUGUST 31, 1996    AUGUST 31, 1995
Expenses.................................................................................          .90%               .90%
Net investment income....................................................................         3.03%              3.16%

EVERGREEN TREASURY MONEY MARKET FUND -- CLASS A SHARES

                                                                                                                         MARCH 6,
                                                                               EIGHT MONTHS                               1991*
                                                                   YEAR ENDED     ENDED                                  THROUGH
                                                                   AUGUST 31,   AUGUST 31,   YEAR ENDED DECEMBER 31,   DECEMBER 31,
                                                                      1996        1995 #      1994     1993     1992       1991
PER SHARE DATA:
Net asset value, beginning of period...............................    $1.00       $1.00      $1.00    $1.00    $1.00      $1.00
Income from investment operations:
Net investment income..............................................      .05         .03        .04      .03      .03        .04
Less distributions to shareholders from net investment income......     (.05)       (.03)      (.04)    (.03)    (.03)      (.04)
Net asset value,
  end of period....................................................    $1.00       $1.00      $1.00    $1.00    $1.00      $1.00
TOTAL RETURN+......................................................     5.0%        3.6%       3.8%     2.7%     3.4%       4.5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions)....................................................   $2,608      $1,178       $755     $261     $209       $100
Ratios to average net assets:
  Expenses **......................................................     .69%        .63%++     .50%     .48%     .48%       .47%++
  Net investment income **.........................................    4.76%       5.30%++    3.91%    2.70%    3.22%      4.95%++

#  The Fund changed its fiscal year end from December 31 to August 31.
*  Commencement of operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.
++  Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                                                      MARCH 6,
                                                                            EIGHT MONTHS                               1991*
                                                                YEAR ENDED     ENDED                                  THROUGH
                                                                AUGUST 31,   AUGUST 31,   YEAR ENDED DECEMBER 31,   DECEMBER 31,
                                                                   1996        1995 #      1994     1993     1992       1991
Expenses........................................................     .77%        .79%       .78%     .82%     .82%      1.08%
Net investment income...........................................    4.68%       5.14%      3.63%    2.36%    2.88%      4.34%

EVERGREEN TREASURY MONEY MARKET FUND -- CLASS Y SHARES

                                                                                                                         MARCH 6,
                                                                               EIGHT MONTHS                               1991*
                                                                    YEAR ENDED    ENDED                                  THROUGH
                                                                    AUGUST 31,  AUGUST 31,   YEAR ENDED DECEMBER 31,   DECEMBER 31,
                                                                       1996       1995 #      1994     1993     1992       1991
PER SHARE DATA:
Net asset value, beginning of period................................    $1.00      $1.00      $1.00    $1.00    $1.00      $1.00
Income from investment operations:
Net investment income...............................................      .05        .04        .04      .03      .04        .05
Less distributions to shareholders from net investment income.......     (.05)      (.04)      (.04)    (.03)    (.04)      (.05)
Net asset value,
  end of period.....................................................    $1.00      $1.00      $1.00    $1.00    $1.00      $1.00
TOTAL RETURN+.......................................................     5.3%       3.8%       4.1%     3.0%     3.7%       4.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (in millions).....................................................     $760       $277       $163     $366     $286       $265
Ratios to average net assets:
  Expenses **.......................................................     .39%       .33%++     .20%     .18%     .17%       .20%++
  Net investment income **..........................................    5.12%      5.60%++    3.78%    3.00%    3.61%      5.53%++

#  The Fund changed its fiscal year end from December 31 to August 31.
*  Commencement of operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.
++  Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                                                      MARCH 6,
                                                                            EIGHT MONTHS                               1991*
                                                                 YEAR ENDED    ENDED                                  THROUGH
                                                                 AUGUST 31,  AUGUST 31,   YEAR ENDED DECEMBER 31,   DECEMBER 31,
                                                                    1996       1995 #      1994     1993     1992       1991
Expenses.........................................................     .47%       .49%       .48%     .52%     .52%       .52%
Net investment income............................................    5.04%      5.44%      3.50%    2.66%    3.26%      5.21%

                            DESCRIPTION OF THE FUNDS
INVESTMENT OBJECTIVES AND POLICIES
       In addition to the investment policies detailed below, each Fund may employ certain additional investment strategies, which are discussed in "Investment Practices and Restrictions".
EVERGREEN MONEY MARKET FUND
       The investment objective of EVERGREEN MONEY MARKET FUND is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity. This objective is a fundamental policy and may not be changed without shareholder approval. The Fund invests in high quality money market instruments, which are determined to be of eligible quality under Securities and Exchange Commission ("SEC") rules and to present minimal credit risk. Under SEC rules, eligible securities include First Tier Securities (i.e., securities rated in the highest short-term rating category) and Second Tier Securities (i.e., securities which are otherwise eligible but not in the First
Tier). The rules prohibit the Fund from holding more than 5% of its value in Second Tier Securities. The Fund's permitted investments include:
       1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities, including issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Some of these securities are supported by the full faith and credit of the United States Government, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality. Agencies or instrumentalities whose securities are supported by the full faith and credit of the United States include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association. Examples of agencies or instrumentalities whose securities are supported by the right of the issuer to borrow from the Treasury include, but are not limited to, the Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal National Mortgage Association and Tennessee Valley Authority. Agencies or instrumentalities whose securities are supported only by the credit of the agency or instrumentality include the Interamerican Development Bank and the International Bank for Reconstruction and Development. These obligations are supported by appropriated but unpaid commitments of its member countries. There are no assurances that the commitments will be undertaken in the future.
       2. Commercial paper, including variable amount master demand notes, that is rated in one of the two highest short-term rating categories by any two of Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization ("SRO") (or by a single rating agency if only one of these agencies has assigned a rating). The Fund will not invest more than 10% of its total assets, at the time of the investment in question, in variable amount master demand notes. For a description of these ratings see the Statement of Additional Information.
       3. Corporate debt securities and bank obligations that are rated in one of the two highest short-term rating categories by any two of S&P, Moody's and any other SRO (or by a single rating agency if only one of these agencies has assigned a rating).
       4. Unrated corporate debt securities, commercial paper and bank obligations that are issued by an issuer that has outstanding a class of short-term debt instruments (i.e., instruments having a maturity of 366 days or less) that (A) is comparable in priority and security to the unrated securities and (B) meets the rating requirements of paragraphs 2 or 3 above.
       5. Unrated corporate debt securities, commercial paper and bank obligations issued by domestic and foreign companies which have an outstanding long-term debt issue rated in the top two rating categories by a SRO and determined by the investment adviser to be of comparable quality.
       6. Unrated corporate debt securities, commercial paper and bank obligations otherwise determined by the investment adviser to be of comparable quality.
       7. Repurchase agreements with respect to the securities described in paragraphs 1 through 6 above.
                                       11

       The Fund may invest up to 30% of its total assets in bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks. These investments involve risks that are different from investments in domestic securities. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect the payment of principal or interest on the securities in the Fund's portfolio. Additionally, there may be less publicly available information about foreign issuers.
       The Fund may invest in commercial paper and other short-term corporate obligations which meet the rating criteria specified in paragraphs 3 and 4 above which are issued in private placements pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Act"). Such securities are not registered for purchase and sale by the public under the Act. The Fund has been informed that the staff of the SEC does not consider such securities to be readily marketable. The Fund will not invest more than 10% of its net assets in securities which are not readily marketable (including private placement securities) and in repurchase agreements maturing in more than seven days. EVERGREEN TAX EXEMPT MONEY MARKET FUND
       The investment objective of EVERGREEN TAX EXEMPT MONEY MARKET FUND is to achieve as high a level of current income exempt from Federal income tax, as is consistent with preserving capital and providing liquidity. This objective is a fundamental policy and may not be changed without shareholder approval. The Fund will seek to achieve its objective by investing substantially all of its assets in a diversified portfolio of short-term (i.e., with remaining maturities not exceeding 397 days) debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and their political subdivisions and duly constituted authorities, the interest from which is exempt from Federal income tax. Such securities are generally known as Municipal Securities. (See "Municipal Securities" below.)
       The Fund will invest in Municipal Securities only if they are determined to be of eligible quality under SEC rules and to present minimum credit risk. Municipal Securities in which the Fund may invest include: (i) municipal securities that are rated in one of the top two short-term rating categories by any two of S&P, Moody's or any other nationally recognized SRO (or by a single rating agency if only one of these agencies has assigned a rating); (ii) municipal securities that are issued by an issuer that has outstanding a class of short-term debt instruments (i.e., having a maturity of 366 days or less) that (A) is comparable in priority and security to such instruments and (B) meets the rating requirements above; and (iii) bonds with a remaining maturity of 397 days or less that are rated no lower than one of the top two long-term rating categories by any SRO and determined by the investment adviser to be of comparable quality. For a description of such ratings see the Statement of Additional Information. The Fund may also purchase Municipal Securities which are unrated at the time of purchase up to a maximum of 20% of its total assets, if such securities are determined by the Fund's investment adviser to be of comparable quality. Certain Municipal Securities (primarily variable rate demand notes) may be entitled to the benefit of standby letters of credit or similar commitments issued by banks or other financial institutions and, in such instances, the investment adviser will take into account the obligation of the bank in assessing the quality of such security. Such commitments issued by banks are not insured by the Federal Deposit Insurance Corporation or any other agency. The ability of the Fund to meet its investment objective is necessarily subject to the ability of municipal issuers to meet their payment obligations.
       Interest income on certain types of bonds issued after August 7, 1986 to finance nongovernmental activities is an item of "tax-preference" subject to the Federal alternative minimum tax for individuals and corporations. To the extent the Fund invests in these "private activity" bonds (some of which were formerly referred to as "industrial development" bonds), individual and corporate shareholders, depending on their status, may be subject to the alternative minimum tax on the part of the Fund's distributions derived from the bonds. As a matter of fundamental policy, which may not be changed without shareholder approval, the Fund will invest at least 80% of its net assets in Municipal Securities, the interest from which is not subject to the Federal alternative minimum tax.
Municipal Securities. As noted above, the Fund will invest substantially all of its assets in Municipal Securities. These include municipal bonds, short-term municipal notes and tax exempt commercial paper. "Municipal bonds"are debt obligations issued to obtain funds for various public purposes that are exempt from Federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a
                                       12
particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific source such as from the user of the facility being financed. The term "municipal bonds" also includes "moral obligation" issues which are normally issued by special purpose authorities. Industrial development bonds ("IDBs") and private activity bonds ("PABs") are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities being financed. Participation interests are interests in municipal bonds, including IDBs and PABs, and floating and variable rate obligations that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature is backed by an irrevocable letter of credit or guarantee of the bank. A put bond is a municipal bond which gives the holder the unconditional right to sell the bond back to the issuer at a specified price and exercise date, which is typically well in advance of the bond's maturity date. "Short-term municipal notes" and "tax exempt commercial paper" include tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.
Floating Rate and Variable Rate Obligations. Municipal Securities also include certain variable rate and floating rate municipal obligations with or without demand features. These variable rate securities do not have fixed interest rates; rather, those rates fluctuate based upon changes in specified market rates, such as the prime rate, or are adjusted at predesignated periodic intervals. Such securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less. Certain of these obligations may carry a demand feature that gives the Fund the right to demand prepayment of the principal amount of the security prior to its maturity date. The demand obligation may or may not be backed by letters of credit or other guarantees of banks or other financial institutions. Such guarantees may enhance the quality of the security. As a matter of fundamental policy, which may not be changed without shareholder approval, the Fund will limit the value of its investments in any floating or variable rate securities which are not readily marketable and in all other not readily marketable securities to 10% or less of its net assets.
Stand-by Commitments. The Fund may also acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified Municipal Securities at a specified price. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Fund's investment adviser, present minimal credit risks.
Taxable Investments. The Fund may temporarily invest up to 20% of the Fund's net assets in taxable securities under any one or more of the following circumstances: (a) pending investment of proceeds of sale of Fund shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% of its total assets in taxable securities for defensive purposes. The Fund may invest for defensive purposes during periods when the Fund's assets available for investment exceed the available Municipal Securities that meet the Fund's quality and other investment criteria. Taxable securities in which the Fund may invest on a short-term basis include obligations of the United States Government, its agencies or instrumentalities, including repurchase agreements with banks or securities dealers involving such securities; time deposits maturing in not more than seven days; other debt securities rated within the two highest ratings assigned by an SRO; commercial paper rated in the highest grade by Moody's or S&P; and certificates of deposit issued by United States branches of United States banks with assets of $1 billion or more.
EVERGREEN TREASURY MONEY MARKET FUND
       The investment objective of EVERGREEN TREASURY MONEY MARKET FUND, which is a matter of fundamental policy that may not be changed without shareholder approval, is to maintain stability of principal while earning current income. The Fund will only attempt to seek income to the extent consistent with stability of principal and, therefore, investments will be made in short-term United States Treasury obligations with an average dollar-weighted maturity of 90 days or less and obligations the principal and interest of which are backed by the full faith and credit of the United States Government, provided that the Fund shall, under normal market conditions, invest at least 65% of its total assets in obligations issued directly by the U.S. Treasury. The Fund also may enter into
                                       13
repurchase agreements collateralized by the types of securities in which it may invest and lend its portfolio securities to qualified institutional investors. As a matter of investment strategy, the Fund's investment adviser intends to maintain a dollar-weighted average maturity for the Fund of 60 days or less.
       EVERGREEN TREASURY MONEY MARKET FUND is suitable for conservative investors seeking high current yields plus relative safety. The Fund provides a reasonable means of maximizing opportunities and minimizing risks resulting from changing interest rates.
       The short-term United States Treasury obligations in which the Fund invests are issued by the U.S. Government and are fully guaranteed as to principal and interest by the United States. Such securities will have a maturity date that is 397 days or less from the date of acquisition unless they are purchased under an agreement that provides for repurchase of the securities from the Fund within 397 days from the date of acquisition. The Fund may also retain Fund assets in cash.
INVESTMENT PRACTICES AND RESTRICTIONS
General. The Funds invest only in securities that have remaining maturities of 397 days (thirteen months) or less at the date of purchase. For this purpose, floating rate or variable rate obligations (described under EVERGREEN TAX EXEMPT MONEY MARKET FUND, above), which are payable on demand, but which may otherwise have a stated maturity in excess of this period, will be deemed to have remaining maturities of less than 397 days pursuant to conditions established by the SEC. The Funds maintain a dollar-weighted average portfolio maturity of ninety days or less. The Funds follow these policies to maintain a stable net asset value of $1.00 per share, although there is no assurance they can do so on a continuing basis. The market value of the obligations in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. If a portfolio security is no longer of eligible quality, a Fund shall dispose of such security in an orderly fashion as soon as reasonably practicable, unless the Trustees determine, in light of market conditions or other factors, that disposal of the instrument would not be in the best interests of the Fund and its shareholders.
       The ability of each Fund to meet its investment objective is necessarily subject to the ability of the issuers of securities in which the Funds invest to meet their payment obligations. In addition, the portfolio of each Fund will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Fund. Investors should recognize that, in periods of declining interest rates, the yield of a Fund will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yield of a Fund will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.
Repurchase Agreements. The Funds may enter into repurchase agreements. A repurchase agreement is an arrangement pursuant to which a buyer purchases a security and simultaneously agrees to resell it to the vendor at a price that results in an agreed-upon market rate of return which is effective for the period of time (which is normally one to seven days, but may be longer) the buyer's money is invested in the security. The arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. Repurchase agreements may be entered into with member banks of the Federal Reserve System, including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in United States Government securities. Each Fund will require continued maintenance of collateral with its Custodian in an amount equal to, or in excess of, the repurchase price (including accrued interest). In the event a vendor defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, a Fund might be delayed in selling the collateral. Each Fund's investment adviser will review and continually monitor the creditworthiness of each institution with which the Fund enters into a repurchase agreement to evaluate these risks. A Fund may not enter into repurchase agreements if, as a result, more than 10% of a Fund's total assets would be invested in repurchase agreements maturing in more than seven days and in other securities that are not readily marketable.
Securities Lending. In order to generate income and to offset expenses, the Funds may lend portfolio securities to brokers, dealers and other financial organizations and enter into reverse repurchase agreements. Each Fund's investment adviser will monitor the creditworthiness of such borrowers. Loans of securities by the Funds if and when made, may not exceed 30% of a Fund's total assets and will be collateralized by cash, letters of credit or United States Government securities that are maintained at all times in an amount equal to at least 100% of the
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
current market value of the loaned securities, including accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities which occurs during the term of the loan would affect a Fund and its investors. A Fund may pay reasonable fees in connection with such loans.
When-Issued Securities. EVERGREEN TAX EXEMPT MONEY MARKET FUND and EVERGREEN TREASURY MONEY MARKET FUND may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). A Fund generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in the Fund incurring a loss or missing an opportunity to make an alternative investment. EVERGREEN TAX EXEMPT MONEY MARKET FUND does not expect that commitments to purchase when-issued securities will normally exceed 25% of its total assets and EVERGREEN TREASURY MONEY MARKET FUND does not expect that such commitments will exceed 20% of its total assets. The Funds do not intend to purchase when-issued securities for speculative purposes but only in furtherance of their investment objective.
Illiquid Securities. The Funds may invest up to 10% of their net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements with maturities longer than seven days. In the case of EVERGREEN TAX EXEMPT MONEY MARKET FUND and EVERGREEN MONEY MARKET FUND, securities eligible for resale pursuant to Rule 144A under the Act, which have been determined to be liquid, will not be considered by each Fund's investment adviser to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 10% limit. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A will be monitored by each Fund's investment adviser on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Fund's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Fund having more than 10% of its net assets invested in illiquid or not readily marketable securities.
Other Investment Policies. The Funds may borrow money for temporary or emergency purposes in amounts not in excess of 10% of the value of a Fund's total assets in the case of EVERGREEN TAX EXEMPT MONEY MARKET FUND and EVERGREEN MONEY MARKET FUND and one-third of the value of EVERGREEN TREASURY MONEY MARKET FUND'S total assets, including the amount borrowed. As another means of borrowing each Fund may agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed upon date and price (a "reverse repurchase agreement") at the time of such borrowing in amounts up to 5% of the value of their total assets. A Fund will not purchase any securities whenever any borrowings (including reverse repurchase agreements) are outstanding. If a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, United States Government securities or liquid high grade debt obligations having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.
Other Investment Restrictions. Each Fund has adopted additional investment restrictions that are set forth in the Statement of Additional Information.
                            MANAGEMENT OF THE FUNDS
INVESTMENT ADVISERS
       The management of each Fund is supervised by the Trustees of the Trust under which each Fund has been established ("Trustees"). Evergreen Asset Management Corp. ("Evergreen Asset") has been retained to serve as investment adviser to EVERGREEN MONEY MARKET FUND and EVERGREEN TAX EXEMPT MONEY MARKET FUND. Evergreen Asset succeeded on June 30, 1994 to the advisory business of a corporation with the same name, but under different ownership, which was organized in 1971. Evergreen Asset, with its predecessors, has served as investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"). The address of Evergreen Asset is 2500
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
Westchester Avenue, Purchase, New York 10577. FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the United States. Stephen A. Lieber and Nola Maddox Falcone serve as the chief investment officers of Evergreen Asset and, along with Theodore J. Israel, Jr., were the owners of Evergreen Asset's predecessor and the former general partners of Lieber & Company, which, as described below, provides certain subadvisory services to Evergreen Asset in connection with its duties as investment adviser to the aforementioned Funds. The Capital Management Group of FUNB ("CMG") serves as investment adviser to EVERGREEN TREASURY MONEY MARKET FUND.
       First Union is headquartered in Charlotte, North Carolina, and had $139.9 billion in consolidated assets as of June 30, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. CMG manages or otherwise oversees the investment of over $42.1 billion in assets belonging to a wide range of clients, including all the series of Evergreen Investment Trust, the two series of Evergreen Lexicon Fund (formerly The FFB Lexicon Fund) and the two series of Evergreen Tax-Free Trust (formerly FFB Funds Trust), First Union Brokerage Services, Inc., a wholly-owned subsidiary of FUNB, is a registered broker-dealer that is principally engaged in providing retail brokerage services consistent with its federal banking authorizations. First Union Capital Markets Corp., a wholly-owned subsidiary of First Union, is a registered broker-dealer principally engaged in providing, consistent with its federal banking authorizations, private placement, securities dealing, and underwriting services.
       Evergreen Asset manages investments, provides various administrative services and supervises the daily business affairs of EVERGREEN MONEY MARKET FUND and EVERGREEN TAX EXEMPT MONEY MARKET FUND, subject to the authority of the Trustees. Evergreen Asset is entitled to receive from each Fund an annual fee equal to .50 of 1% of average daily net assets of each Fund on the first $1 billion in assets and .45 of 1% of average daily net assets in excess of $1 billion. However, Evergreen Asset has in the past, and may in the future, voluntarily waived all or a portion of its fees for the purpose of reducing each Fund's expense ratio. For the fiscal year ended August 31, 1996 Evergreen Asset waived a portion of the advisory fee payable by the EVERGREEN MONEY MARKET FUND and EVERGREEN TAX EXEMPT MONEY MARKET FUND as set forth in the section entitled "Financial Highlights". The total expenses as a percentage of average daily net assets on an annualized basis for EVERGREEN MONEY MARKET FUND and EVERGREEN TAX EXEMPT MONEY MARKET FUND for the fiscal year ended August 31, 1996 are also set forth in the section entitled "Financial Highlights".
       CMG manages investments and supervises the daily business affairs of EVERGREEN TREASURY MONEY MARKET FUND and, as compensation therefor, is entitled to receive an annual fee equal to .35 of 1% of average daily net assets of the Fund. For the fiscal year ended August 31, 1996 CMG waived a portion of the advisory fee payable by the EVERGREEN TREASURY MONEY MARKET FUND as set forth in the section entitled "Financial Highlights". The total annualized operating expenses of EVERGREEN TREASURY MONEY MARKET FUND for its fiscal year ended August 31, 1996 are also set forth in the section entitled "Financial Highlights".
       Evergreen Asset serves as administrator to EVERGREEN TREASURY MONEY MARKET FUND and is entitled to receive a fee based on the average daily net assets of the Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .050% of the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion. Furman Selz LLP, an affiliate of Evergreen Funds Distributor, Inc., distributor for the Evergreen group of mutual funds, serves as sub-administrator to EVERGREEN TREASURY MONEY MARKET FUND and is entitled to receive a fee from the Fund calculated on the average daily net assets of the Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of $25 billion. The total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset serve as investment adviser were approximately $15.2 billion as of June 30, 1996.
SUB-ADVISER
       Evergreen Asset has entered into sub-advisory agreements with Lieber & Company which provide that Lieber & Company's research department and staff will furnish Evergreen Asset with information, investment recommendations, advice and assistance, and will be generally available for consultation on the portfolios of EVERGREEN MONEY MARKET FUND and EVERGREEN TAX EXEMPT MONEY MARKET FUND. Lieber & Company will be reimbursed by Evergreen Asset in connection with the rendering of services on the basis of the direct and indirect
                                       16
costs of performing such services. There is no additional charge to EVERGREEN MONEY MARKET FUND and EVERGREEN TAX EXEMPT MONEY MARKET FUND for the services provided by Lieber & Company. The address of Lieber & Company is 2500 Westchester Avenue, Purchase, New York 10577. Lieber & Company is an indirect, wholly-owned, subsidiary of First Union.
                       PURCHASE AND REDEMPTION OF SHARES
HOW TO BUY SHARES
       Eligible investors may purchase Fund shares at net asset value by mail or wire as described below. The Funds impose no sales charges on Class Y shares. Class Y shares are the only class of shares offered by this Prospectus and are only available to (i) persons who at or prior to December 30, 1994, owned shares in a mutual fund advised by Evergreen Asset, (ii) certain institutional investors and (iii) investment advisory clients of CMG, Evergreen Asset or their affiliates. The minimum initial investment is $1,000, which may be waived in certain situations. There is no minimum for subsequent investments. Investors may make subsequent investments by establishing a Systematic Investment Plan or a Telephone Investment Plan.
Purchases by Mail or Wire. Each investor must complete the Share Purchase Application and mail it, together with a check made payable to the Fund whose shares are being purchased, to State Street Bank and Trust Company ("State Street") at P.O. Box 9021, Boston, Massachusetts 02205-9827. Checks not drawn on U.S. banks will be subject to foreign collection which will delay an investor's investment date and will be subject to processing fees.
       When making subsequent investments, an investor should either enclose the return remittance portion of the statement, or indicate on the face of the check, the name of the Fund in which an investment is to be made, the exact title of the account, the address, and the Fund account number. Purchase requests should not be sent to a Fund in New York. If they are, the Fund must forward them to State Street, and the request will not be effective until State Street receives them.
       Initial investments may also be made by wire by (i) calling State Street at (800) 423-2615 for an account number and (ii) instructing your bank, which may charge a fee, to wire federal funds to State Street, as follows: State Street Bank and Trust Company, ABA No.0110-0002-8, Attn: Custodian and Shareholder Services. The wire must include references to the Fund in which an investment is being made, account registration, and the account number. A completed Application must also be sent to State Street indicating that the shares have been purchased by wire, giving the date the wire was sent and referencing the account number. Subsequent wire investments may be made by existing shareholders by following the instructions outlined above. It is not necessary, however, for existing shareholders to call for another account number.
How the Funds Value Their Shares. The net asset value of each Fund's shares for purposes of both purchases and redemptions is determined twice daily, at 12 noon (Eastern time) and promptly after the regular close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or State Street is closed). The Exchange is closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is calculated by taking the sum of the values of a Fund's investments and any cash and other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to each Fund's Investment adviser, are accrued daily. The securities in a Fund's portfolio are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, a constant straight-line amortization of any discount or premium is assumed each day regardless of the impact of fluctuating interest rates on the market value of the security. The market value of the obligations in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. As a result, the market value of the obligations in a Fund's portfolio may vary from the value determined using the amortized cost method. Securities which are not rated are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Other assets and securities for which no quotations are readily available are valued at the fair value as determined in good faith by the Trustees.
       Each Fund attempts to maintain its net asset value at $1.00 per share. Under most conditions, management believes this will be possible, although there can be no assurance that this will be achieved. Calculations are periodically made to compare the value of a Fund's portfolio valued at amortized cost with market
                                       17
values. If a deviation of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values and a Fund's $1.00 per share net asset value, or if there were other deviations which the Trustees believe would result in a material dilution to shareholders or purchasers, the Trustees would promptly consider what action, if any, should be initiated.
Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or the Fund's investment adviser incurs. If such investor is an existing shareholder, a Fund may redeem shares from his or her account to reimburse a Fund or the Fund's investment adviser for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen mutual funds. The Funds will not accept third party checks other than those payable directly to a shareholder whose account has been in existence at least thirty days.
       Shares of the Funds are sold at the net asset value per share next determined after a shareholder's investment has been converted to federal funds. Investments by federal funds wire will be effective upon receipt. Qualified institutions may telephone orders for the purchase of Fund shares. Shares purchased by institutions via telephone will receive the dividend declared on that day if the telephone order is placed by 12 noon (Eastern time), and federal funds are received the same day by 4:00 p.m. (Eastern time). Institutions should telephone the Fund at the number on the front page of this Prospectus for additional information on same day purchases by telephone. Investment checks received at State Street will be invested on the date of receipt. Shareholders will begin earning dividends the following business day.
       The Share Purchase Application may not be used to invest in any of the prototype retirement plans for which the EVERGREEN MONEY MARKET FUND is an available investment. For information about the requirements to make such investments, including copies of the necessary application forms, please call the telephone number set forth on the cover page of this Prospectus. A Fund cannot accept investments specifying a certain price or date and reserves the right to reject any specific purchase order, including orders in connection with exchanges from the other Evergreen mutual funds . Although not currently anticipated, each Fund reserves the right to suspend the offer of shares for a period of time.
HOW TO REDEEM SHARES
       You may "redeem", i.e. sell, your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, a Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to ten days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or cancelled. Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to State Street which is the registrar, transfer agent and dividend-disbursing agent for each Fund. Stock power forms are available from your financial intermediary, State Street, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $10,000 or where the redemption proceeds are to be mailed to an address other than that shown in the account registration. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street.
       Shareholders may withdraw amounts of $1,000 or more from their accounts by calling State Street at (800) 423-2615 between the hours of 8:00 a.m. to 5:30 p.m. (Eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or State Street's offices are closed). The Exchange is closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Redemption requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. Shareholders who are unable to reach a Fund or State Street by telephone should follow the procedures outlined above for redemption by mail.
       The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must indicate this on the Share Purchase Application and choose
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
how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in a Fund at a designated commercial bank. State Street currently deducts a $5.00 wire charge from all redemption proceeds wired. This charge is subject to change without notice. Redemption proceeds will be wired on the same day if the request is made prior to 12 noon (Eastern time). Such shares, however, will not earn dividends for that day. Redemption requests received after 12 noon will earn dividends for that day, and the proceeds will be wired on the following business day. A shareholder who decides later to use this service, or to change instructions already given, should fill out a Shareholder Services Form and send it to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827, with such shareholder's signature guaranteed by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street. Shareholders should allow approximately ten days for such form to be processed. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring some form of personal identification prior to acting upon instructions and tape recording of telephone instructions. If a Fund fails to follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. The Funds will not be liable for following telephone instructions reasonably believed to be genuine. The Funds reserve the right to refuse a telephone redemption if it is believed advisable to do so. Financial intermediaries may charge a fee for handling telephonic requests. Procedures for redeeming Fund shares by telephone may be modified or terminated without notice at any time.
Redemptions by Check. Upon request, each Fund will provide holders of Class Y shares, without charge, with checks drawn on the Fund that will clear through State Street. Shareholders will be subject to State Street's rules and regulations governing such checking accounts. Checks will be sent usually within ten business days following the date the account is established. Checks may be made payable to the order of any payee in an amount of $250 or more. The payee of the check may cash or deposit it like a check drawn on a bank. (Investors should be aware that, as in the case with regular bank checks, certain banks may not provide cash at the time of deposit, but will wait until they have received payment from State Street.) When such a check is presented to State Street for payment, State Street, as the shareholder's agent, causes the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. Checks will be returned by State Street if there are insufficient or uncollectable shares to meet the withdrawal amount. The check writing procedure for withdrawal enables shareholders to continue earning income on the shares to be redeemed up to but not including the date the redemption check is presented to State Street for payment.
       Shareholders wishing to use this method of redemption, should fill out the appropriate part of the Share Purchase Application (including the Signature
Card) and mail the completed form to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827. Shareholders requesting this service after an account has been opened must contact State Street since additional documentation will be required. Currently, there is no charge either for checks or for the clearance of any checks. This service may be terminated or altered at any time.
General. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by Federal securities law. The Funds reserve the right to close an account that through redemption has remained below $1,000 for thirty days. Shareholders will receive sixty days' written notice to increase the account value before the account is closed. The Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which each Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund's total net assets during any ninety day period for any one shareholder. See the Statement of Additional Information for further details.
EXCHANGE PRIVILEGE
How To Exchange Shares. You may exchange some or all of your shares for shares of the same Class of the other Evergreen mutual funds by telephone or mail as described below. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset values of the shares exchanged next determined after an exchange request is received. An exchange, which represents an initial investment in another Evergreen mutual fund, is subject to the minimum investment and suitability requirements of each Fund.
       Each of the Evergreen mutual funds has different investment objectives and policies. For complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange.
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
An exchange is treated for Federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Each Fund imposes a fee of $5 per exchange on shareholders who exchange in excess of four times per calendar year. This exchange privilege may be materially modified or discontinued at any time by the Fund upon sixty days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.
Exchanges by Telephone and Mail. You may exchange shares by telephone by calling State Street at (800) 423-2615. Exchange requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach State Street by telephone. If you wish to use the telephone exchange service you should indicate this on the Share Purchase Application. As noted above, each Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or State Street if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares", however, no signature guarantee is required. SHAREHOLDER SERVICES
       The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary, Evergreen Funds Distributor, Inc. ("EFD"), the distributor of the Funds' shares, or the number on the front page of this Prospectus. Some services are described in more detail in the Share Purchase Application.
Systematic Investment Plan. You may make monthly or quarterly investments into an existing account automatically in amounts of not less than $25 per month or $75 per quarter. Each Fund reserves the right to close an account that through liquidation of the Systematic Investment Plan has not reached a minimum of $1,000 ($250 for retirement accounts) within twenty-four months of the initial investment.
Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $25,000 per investment. Telephone investment requests received by 3:00 p.m. (Eastern time) will be credited to a shareholder's account two business days after the request is received.
       Shares purchased under the Funds Systematic Investment Plan or Telephone Investment Plan may not be redeemed for ten days from the date of investment. Systematic Cash Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Funds Systematic Cash Withdrawal Plan by filling out the appropriate part of the Share Purchase Application. Under this plan, you may receive (or designate a third party to receive) a monthly or quarterly check in a stated amount of not less than $75. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically.
Tax Sheltered Retirement Plans. Eligible investors may open a pension and profit sharing account in any Evergreen mutual fund (except those funds having an objective of providing tax free income) under the following prototype retirement plans: (i) Individual Retirement Accounts ("IRAs") and Rollover IRAs; (ii) Simplified Employee Pension (SEP) for sole proprietors, partnerships and corporations; and (iii) Profit-Sharing and Money Purchase Pension Plans for corporations and their employees.
Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Funds at the net asset value per share at the close of business on the last business day of each month, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested.
EFFECT OF BANKING LAWS
       The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or
                                       20
distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of their customer. Evergreen Asset, since it is a subsidiary of FUNB, and CMG are subject to and in compliance with the aforementioned laws and regulations.
       Changes to applicable laws and regulations or future judicial or administrative decisions could result in CMG or Evergreen Asset being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of a Fund by its customers. If CMG or Evergreen Asset were prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.
                               OTHER INFORMATION
DIVIDENDS, DISTRIBUTIONS AND TAXES
       The Funds declare substantially all of their net income as dividends on each business day. Such dividends are paid monthly. Net income, for dividend purposes, includes accrued interest and any market discount or premium that day, less the estimated expenses of a Fund. Gains or losses realized upon the sale of portfolio securities are not included in net income, but are reflected in the net asset value of a Fund's shares. Distributions of any net realized capital gains will be made annually or more frequently as required by the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The amount of dividends may fluctuate from day to day, and the dividend may be omitted on a day where Fund expenses exceed net investment income. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January that were declared in the previous calendar quarter may be treated as paid in the immediately preceding December.
       Such dividends will be automatically reinvested in full and fractional shares of a Fund on the last business day of each month. However, shareholders who so inform the transfer agent in writing may have their dividends paid out in cash monthly. Shareholders who invest by check will be credited with a dividend on the business day following initial investment. Shareholders will receive dividends on investments made by federal funds bank wire the same day the wire is received provided that wire purchases are received by State Street by 12 noon (Eastern time). Shares purchased by qualified institutions via telephone as described in "How to Purchase Shares" will receive the dividend declared on that day if the telephone order is placed by 12 noon (Eastern time), and federal funds are received by 4:00 p.m. (Eastern time). All other wire purchases received after 12 noon (Eastern time) will earn dividends beginning the following business day. Dividends accruing on the day of redemption will be paid to redeeming shareholders except for redemptions by check and where proceeds are wired the same day. (See "How to Redeem Shares".)
       Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code. While so qualified, it is expected that each Fund will not be required to pay any Federal income taxes on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements. The excise tax generally does not apply to the tax exempt income of a regulated investment company (such as EVERGREEN TAX EXEMPT MONEY MARKET
FUND) that pays exempt interest dividends. Except as noted below with respect to EVERGREEN TAX EXEMPT MONEY MARKET FUND, most shareholders of the Funds normally will have to pay Federal income taxes and any state or local taxes on the dividends and distributions they receive from a Fund.
       EVERGREEN TAX EXEMPT MONEY MARKET FUND will designate and pay exempt-interest dividends derived from interest earned on qualifying tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes, however, (1) all or a portion of such exempt-interest dividends may be a specific preference item for purposes of the Federal individual and corporate alternative minimum taxes to the extent that they are derived from certain types of private activity bonds
                                       21
issued after August 7, 1986, and (2) all exempt-interest dividends will be a component of "adjusted current earnings" for purposes of the Federal corporate alternative minimum tax. Dividends paid from taxable income, if any, and distributions of any net realized short-term capital gains (whether from tax exempt or taxable obligations) are taxable as ordinary income, even though received in additional Fund shares. Market discount recognized on taxable and tax-free bonds is taxable as ordinary income, not as excludable income.
       Following the end of each calendar year, every shareholder of the Funds will be sent applicable tax information and information regarding the dividends and capital gain distributions made during the calendar year. Under current law, the highest Federal income tax rate applicable to net long-term capital gains realized by individuals is 28%. The rate applicable to corporations is 35%. Since the Funds gross income is ordinarily expected to be interest income, it is not expected that the 70% dividends-received deduction for corporations will be applicable. Specific questions should be addressed to the investor's own tax adviser.
       Each Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, you must certify on the Share Purchase Application, or on a separate form supplied by State Street, that the investor's social security or taxpayer identification number is correct and that the investor is not currently subject to backup withholding or is exempt from backup withholding. GENERAL INFORMATION
Portfolio Transactions. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund. Organization. The EVERGREEN MONEY MARKET FUND is a separate investment series of Evergreen Money Market Trust, a Massachusetts business trust organized in 1987. The EVERGREEN TAX EXEMPT MONEY MARKET FUND is a separate investment series of The Evergreen Municipal Trust, a Massachusetts business trust organized in 1988. The EVERGREEN TREASURY MONEY MARKET FUND is a separate investment series of Evergreen Investment Trust (formerly First Union Funds), a Massachusetts business trust organized in 1984.
       The Funds do not intend to hold annual shareholder meetings; shareholder meetings will be held only when required by applicable law. Shareholders have available certain procedures for the removal of Trustees.
       A shareholder in each Class of a Fund will be entitled to his or her share of all dividends and distributions from a Fund's assets, based upon the relative value of such shares to those of other Classes of the Fund, and, upon redeeming shares, will receive the then current net asset value of the Class of shares of the Fund represented by the redeemed shares less any applicable contingent deferred sales charge. The Trusts are empowered to establish, without shareholder approval, additional investment series, which may have different investment objectives, and additional Classes of shares for any existing or future series. If an additional series or Class were established in a Fund, each share of the series or Class would normally be entitled to one vote for all purposes. Generally, shares of each series and Class would vote together as a single Class on matters, such as the election of Trustees, that affect each series and Class in substantially the same manner. Class A, B and Y shares have identical voting, dividend, liquidation and other rights, except that each Class bears, to the extent applicable, its own distribution and transfer agency expenses as well as any other expenses applicable only to a specific Class. Each Class of shares votes separately with respect to Rule 12b-1 distribution plans and other matters for which separate Class voting is appropriate under applicable law. Shares are entitled to dividends as determined by the Trustees and, in liquidation of a Fund, are entitled to receive the net assets of the Fund.
Custodian, Registrar, Transfer Agent And Dividend-Disbursing Agent. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as each Fund's custodian, registrar, transfer agent and dividend-disbursing agent. State Street is compensated for its services as transfer agent by a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares.
Principal Underwriter. EFD, an affiliate of Furman Selz LLC, located 230 Park Avenue, New York, New York 10017, is the principal underwriter of the Funds. Furman Selz LLC also acts as sub-administrator to EVERGREEN TREASURY MONEY MARKET FUND and provides certain sub-administrative services to Evergreen Asset in connection with its role as investment adviser to EVERGREEN TAX EXEMPT MONEY MARKET FUND and EVERGREEN MONEY MARKET FUND, including providing personnel to serve as officers of the Funds.
                                       22

Other Classes of Shares. EVERGREEN MONEY MARKET FUND offers three classes of shares, Class A, Class B and Class Y. EVERGREEN TAX EXEMPT MONEY MARKET FUND and EVERGREEN TREASURY MONEY MARKET FUND each offer two classes of shares, Class A and Class Y. Class Y shares are the only Class offered by this Prospectus and are only available to (i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset, (ii) certain institutional investors and (iii) investment advisory clients of CMG, Evergreen Asset or their affiliates. The dividends payable with respect to Class A and Class B shares will be less than those payable with respect to Class Y shares due to the distribution and distribution and shareholder servicing related expenses borne by Class A and Class B shares and the fact that such expenses are not borne by Class Y shares.
Performance Information. From time to time, a Fund may quote its yield in advertisements or in reports to shareholders. Yield information may be useful in reviewing the performance of a Fund and for providing a basis for comparison with other investment alternatives. However, since net investment income of a Fund changes in response to fluctuations in interest rates and Fund expenses, any given yield quotation should not be considered representative of a Fund's yields for any future period.
       The method of calculating each Fund's yield is set forth in the Statement of Additional Information. Before investing in the EVERGREEN TAX EXEMPT MONEY MARKET FUND, the investor may want to determine which investment -- tax-free or taxable -- will result in a higher after-tax return. To do this, the yield on the tax-free investment should be divided by the decimal determined by subtracting from 1 the highest Federal tax rate to which the investor currently is subject. For example, if the tax-free yield is 6% and the investor's maximum tax bracket is 36%, the computation is:
      6% Tax-Free Yield /(1 - .36 Tax Rate) = 6/.64 = 9.38% Taxable Yield.
       In this example, the investor's after-tax return will be higher from the 6% tax-free investment if available taxable yields are below 9.38%. Conversely, the taxable investment will provide a higher return when taxable yields exceed 9.38%. This is only an example and is not necessarily reflective of a Fund's yield. The tax equivalent yield will be lower for investors in the lower income brackets.
       Comparative performance information may also be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report, Bank Rate Monitor and other industry publications.
       In marketing a Fund's shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profile; and an action plan offering investment alternatives. The information provided to investors may also include discussions of other Evergreen mutual funds, products, and services, which may include: retirement investing; brokerage products and services; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques. The Principal Underwriter may also reprint, and use as advertising and sales literature, articles from EVERGREEN EVENTS, a quarterly magazine provided to Evergreen mutual fund shareholders.
Liability Under Massachusetts Law. Under Massachusetts law, trustees and shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Declarations of Trust under which the Funds operate provide that no Trustee or shareholder will be personally liable for the obligations of the Trust and that every written contract made by the Trust contain a provision to that effect. If any Trustee or shareholder were required to pay any liability of the Trust, that person would be entitled to reimbursement from the general assets of the Trust.
Additional Information. This Prospectus and the Statement of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the Act. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.
                                       23

  INVESTMENT ADVISER
  Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577
      EVERGREEN MONEY MARKET FUND, EVERGREEN TAX EXEMPT MONEY MARKET FUND Capital Management Group of First Union National Bank of North Carolina, 201 South College Street, Charlotte, North Carolina 28288
      EVERGREEN TREASURY MONEY MARKET FUND
  CUSTODIAN & TRANSFER AGENT
  State Street Bank and Trust Company, Box 9021, Boston, Massachusetts
  02205-9827
  LEGAL COUNSEL
  Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C.
  20036
  INDEPENDENT AUDITORS
  Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036
      EVERGREEN MONEY MARKET FUND, EVERGREEN TAX EXEMPT MONEY MARKET FUND
  KPMG Peat Marwick, LLP One Mellon Bank Center Pittsburgh, Pennsylvania 15219
      EVERGREEN TREASURY MONEY MARKET FUND
  DISTRIBUTOR
  Evergreen Funds Distributor, Inc., 230 Park Avenue, New York, New York 10017
  45817                                                              536128rev02
*******************************************************************************

  PROSPECTUS                                                  October 1, 1996
  EVERGREEN(SM) INSTITUTIONAL MONEY MARKET FUNDS        (Evergreen tree logo)
  EVERGREEN INSTITUTIONAL MONEY MARKET FUND
  EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND
  EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND
  INSTITUTIONAL SERVICE SHARES
           The Evergreen Institutional Money Market Funds (the "Funds") are designed to provide institutional investors with current income, stability of principal and liquidity. This Prospectus provides information regarding the Institutional Service shares offered by the Funds. Each Fund is, or is a series of, an open-end, diversified, management investment company. This Prospectus sets forth concise information about the Funds that a prospective investor should know before investing. The address of the Funds is 2500 Westchester Avenue, Purchase, New York 10577.
           A "Statement of Additional Information" for the Funds dated October 1, 1996 has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The Statement of Additional Information provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Funds at (800) 235-0064. The minimum investment in each Fund is $1,000,000. There can be no assurance that the investment objective of any Fund will be achieved. Investors are advised to read this Prospectus carefully.
  THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY, AND INVOLVE INVESTMENT RISKS.
           AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                   KEEP THIS PROSPECTUS FOR FUTURE REFERENCE
  EVERGREEN(SM) is a Service Mark of Evergreen Asset Management Corp. Copyright 1996, Evergreen Asset Management Corp.

                               TABLE OF CONTENTS

OVERVIEW OF THE FUNDS                                       2
EXPENSE INFORMATION                                         3
FINANCIAL HIGHLIGHTS
DESCRIPTION OF THE FUNDS
         Investment Objectives And Policies                 4
         Investment Practices And Restrictions              7
MANAGEMENT OF THE FUNDS
         Investment Adviser                                 8
         Distribution Plans And Agreements                  9
PURCHASE AND REDEMPTION OF SHARES
         How To Buy Shares                                 10
         How To Redeem Shares                              11
         Exchange Privilege                                12
         Effect Of Banking Laws                            13
OTHER INFORMATION
         Dividends, Distributions And Taxes                13
         General Information                               14

                             OVERVIEW OF THE FUNDS
       The following summary is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus. See "Description of the Funds" and "Management of the Funds".
       The investment adviser to EVERGREEN INSTITUTIONAL MONEY MARKET FUND, EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND and EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND is the Capital Management Group of First Union National Bank of North Carolina. First Union National Bank of North Carolina is a wholly-owned subsidiary of First Union Corporation, the sixth largest bank holding company in the United States.
       EVERGREEN INSTITUTIONAL MONEY MARKET FUND seeks as high a level of current income as is consistent with preserving capital and providing liquidity. The Fund will invest only in high quality money market instruments.
       EVERGREEN INSTITUTIONAL TAX-EXEMPT MONEY MARKET FUND seeks as high a level of current income exempt from Federal income tax as is consistent with preserving capital and providing liquidity. The Fund invests substantially all of its assets in short-term municipal securities, the interest from which is exempt from Federal income tax.
       EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND seeks to achieve stability of principal and current income consistent with stability of principal.
       Each Fund seeks to maintain a stable net asset value of $1.00 per share although no assurances can be given that such a stable net asset value will be maintained.
       THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVE OF ANY FUND WILL BE ACHIEVED.
                                       2

                              EXPENSE INFORMATION
       The table set forth below summarizes the shareholder transaction costs associated with an investment in Institutional Service shares of the Fund. For further information see "Purchase and Redemption of Shares".

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases                    None
Sales Charge on Dividend Reinvestments                       None
Contingent Deferred Sales Charge                             None
Redemption Fee                                               None
Exchange Fee                                                 None

       The following tables show for each Fund the estimated annual operating expenses (as a percentage of average net assets) attributable to the Institutional Service shares of each Fund, together with examples of the cumulative effect of such expenses on a hypothetical $1,000 investment for the periods specified assuming (i) a 5% annual return and (ii) redemption at the end of each period.
EVERGREEN INSTITUTIONAL MONEY MARKET FUND

                                          ANNUAL OPERATING
                                              EXPENSES                                                 EXAMPLE
Management Fee                                   .15%
                                                             After 1 Year                                $ 5
12b-1 Fees                                       .25%
                                                             After 3 Years                               $16
Other Expenses                                   .10%
Total                                            .50%

EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND

                                          ANNUAL OPERATING
                                              EXPENSES                                                 EXAMPLE
Management Fee                                   .15%
                                                             After 1 Year                                $ 5
12b-1 Fees                                       .25%
                                                             After 3 Years                               $16
Other Expenses                                   .10%
Total                                            .50%

EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND

                                          ANNUAL OPERATING
                                              EXPENSES                                                 EXAMPLE
Management Fee                                   .15%
                                                             After 1 Year                                $ 5
12b-1 Fees                                       .25%
                                                             After 3 Years                               $16
Other Expenses                                   .10%
Total                                            .50%

       From time to time, the Funds investment adviser may, at its discretion, waive its fee or reimburse a Fund for certain of its expenses in order to reduce a Fund's expense ratio. The investment adviser will reimburse these Funds to the extent that any Fund's aggregate annual operating expenses (including the investment adviser's fee, but excluding taxes, interest, brokerage commissions, Rule 12b-1 distribution fees and shareholder service fees and extraordinary expenses) exceed .45 of 1.00% of the average net assets for any fiscal year. The investment adviser may cease these voluntary waivers or reimbursements at any time.
       The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in Institutional Service shares of the Funds will bear directly or indirectly. The amounts set forth under "Other Expenses" as well as the amounts set forth in the examples are estimated amounts based on anticipated expenses during the first year of operations. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of the various costs and expenses borne by the Funds see "Management of the Funds".
                                       3

                            DESCRIPTION OF THE FUNDS
INVESTMENT OBJECTIVES AND POLICIES
       In addition to the investment policies detailed below, each Fund may employ certain additional investment strategies, which are discussed in "Investment Practices and Restrictions".
EVERGREEN INSTITUTIONAL MONEY MARKET FUND
       The investment objective of EVERGREEN INSTITUTIONAL MONEY MARKET FUND is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity. This objective is a fundamental policy and may not be changed without shareholder approval. The Fund invests in high quality money market instruments, which are determined to be of eligible quality under Securities and Exchange Commission ("SEC") rules and to present minimal credit risk. Under SEC rules, eligible securities include First Tier Securities (i.e., securities rated in the highest short-term rating category) and Second Tier Securities (i.e., securities which are otherwise eligible but not in the First
Tier). The rules prohibit the Fund from holding more than 5% of its value in Second Tier Securities. The Fund's permitted investments include:
       1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities, including issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Some of these securities are supported by the full faith and credit of the United States Government, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality. Agencies or instrumentalities whose securities are supported by the full faith and credit of the United States include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association. Examples of agencies or instrumentalities whose securities are supported by the right of the issuer to borrow from the Treasury include, but are not limited to, the Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal National Mortgage Association and Tennessee Valley Authority.
       Agencies or instrumentalities whose securities are supported only by the credit of the agency or instrumentality, and not the credit of the United States Government, include the Interamerican Development Bank and the International Bank for Reconstruction and Development. These obligations are supported by appropriated but unpaid commitments of its member countries. There are no assurances that the commitments will be undertaken in the future.
       2. Commercial paper, including variable amount master demand notes, that is rated in one of the two highest short-term rating categories by any three of Standard & Poor's Ratings Group ("S&P") or Moody's Investors Services, Inc. ("Moody's") or any other nationally recognized statistical rating organization ("SRO") (or by a single rating agency if only one of these agencies has assigned a rating). The Fund will not invest more than 10% of its total assets, at the time of the investment in question, in variable amount master demand notes. For a description of these ratings see the Statement of Additional Information.
       3. Corporate debt securities and bank obligations that are rated in one of the three highest short-term rating categories by any two of S&P, Moody's and any other SRO (or by a single rating agency if only one of these agencies has assigned a rating).
       4. Unrated corporate debt securities, commercial paper and bank obligations that are issued by an issuer that has outstanding a class of short-term debt instruments (i.e., instruments having a maturity of 366 days or less) that (A) is comparable in priority and security to the unrated securities and (B) meets the rating requirements of paragraphs 2 or 3 above.
       5. Unrated corporate debt securities, commercial paper and bank obligations issued by domestic and foreign companies which have an outstanding long-term debt issue rated in the top two rating categories by a SRO and determined by the investment adviser to be of comparable quality.
       6. Unrated corporate debt securities, commercial paper and bank obligations otherwise determined by the investment adviser to be of comparable quality.
                                       4

       7. Repurchase agreements with respect to the securities described in paragraphs 1 through 6 above.
       The Fund may invest up to 30% of its total assets in bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks. These investments involve risks that are different from investments in domestic securities. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect the payment of principal or interest on the securities in the Fund's portfolio. Additionally, foreign banks are subject to less extensive regulations and disclosure requirements than U.S. banks and, accordingly, there may be less publicly available information about such banks and greater risks associated with their obligations.
       The Fund may invest in commercial paper and other short-term corporate obligations which meet the rating criteria specified in paragraphs 3 and 4 above which are issued in private placements pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Act"). Such securities are not registered for purchase and sale by the public under the Act. The Fund has been informed that the staff of the SEC does not consider such securities to be readily marketable. The Fund will not invest more than 10% of its total assets in securities which are not readily marketable (including private placement securities) and in repurchase agreements maturing in more than seven days. EVERGREEN INSTITUTIONAL TAX-EXEMPT MONEY MARKET FUND
       The investment objective of EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND is to achieve as high a level of current income exempt from Federal income tax, as is consistent with preserving capital and providing liquidity. This objective is a fundamental policy and may not be changed without shareholder approval. The Fund will seek to achieve its objective by investing substantially all of its assets in a diversified portfolio of short-term (i.e., with remaining maturities not exceeding 397 days) debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and their political subdivisions and duly constituted authorities, the interest from which is exempt from Federal income tax. Such securities are generally known as Municipal Obligations. (See "Municipal Obligations" below.)
       The Fund will invest in Municipal Obligations only if they are determined to be of eligible quality under SEC rules and to present minimum credit risk. Municipal Obligations in which the Fund may invest include: (i) municipal securities that are rated in one of the top three short-term rating categories by any two of S&P, Moody's or any other nationally recognized SRO (or by a single rating agency if only one of these agencies has assigned a rating); (ii) municipal securities that are issued by an issuer that has outstanding a class of short-term debt instruments (i.e., having a maturity of 366 days or less) that (A) is comparable in priority and security to such instruments and (B) meets the rating requirements above; and (iii) bonds with a remaining maturity of 397 days or less that are rated no lower than one of the top two long-term rating categories by any SRO and determined by the investment adviser to be of comparable quality. For a description of such ratings see the Statement of Additional Information. The Fund may also purchase Municipal Obligations which are unrated at the time of purchase up to a maximum of 20% of its total assets, if such securities are determined by the Fund's investment adviser to be of comparable quality. Certain Municipal Obligations (primarily variable rate demand notes) may be entitled to the benefit of standby letters of credit or similar commitments issued by banks or other financial institutions and, in such instances, the investment adviser will take into account the obligation of the bank in assessing the quality of such security. The ability of the Fund to meet its investment objective is necessarily subject to the ability of municipal issuers to meet their payment obligations.
       Interest income on certain types of bonds issued after August 7, 1986 to finance nongovernmental activities is an item of "tax-preference" subject to the Federal alternative minimum tax for individuals and corporations. To the extent the Fund invests in these "private activity" bonds (some of which were formerly referred to as "industrial development" bonds), individual and corporate shareholders, depending on their status, may be subject to the alternative minimum tax on the part of the Fund's distributions derived from the bonds. As a matter of fundamental policy, which may not be changed without shareholder approval, the Fund will invest at least 80% of its net assets in Municipal Obligations, the interest from which is not subject to the Federal alternative minimum tax.
Municipal Obligations. As noted above, the Fund will invest substantially all of its assets in Municipal Obligations. These include municipal bonds, short-term municipal notes and tax exempt commercial paper. "Municipal bonds" are debt obligations issued to obtain funds for various public purposes that are exempt from Federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and
                                       5

"revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific source such as from the user of the facility being financed. The term "municipal bonds" also includes "moral obligation" issues which are normally issued by special purpose authorities.
       Industrial development bonds ("IDBs") and private activity bonds ("PABs") are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities being financed. Participation interests are interests in municipal bonds, including IDBs and PABs, and floating and variable rate obligations that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature is backed by an irrevocable letter of credit or guarantee of the bank. A put bond is a municipal bond which gives the holder the unconditional right to sell the bond back to the issuer at a specified price and exercise date, which is typically well in advance of the bond's maturity date. "Short-term municipal notes" and "tax exempt commercial paper" include tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.
Floating Rate and Variable Rate Obligations. Municipal Obligations also include certain variable rate and floating rate municipal obligations with or without demand features. These variable rate securities do not have fixed interest rates; rather, those rates fluctuate based upon changes in specified market rates, such as the prime rate, or are adjusted at predesignated periodic intervals. Such securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less. Certain of these obligations may carry a demand feature that gives the Fund the right to demand prepayment of the principal amount of the security prior to its maturity date. The demand obligation may or may not be backed by letters of credit or other guarantees of banks or other financial institutions. Such guarantees may enhance the quality of the security. The Fund will limit the value of its investments in any floating or variable rate securities which are not readily marketable and in all other not readily marketable securities to 10% or less of its total assets.
Stand-by Commitments. The Fund may also acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified Municipal Obligations at a specified price. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 10% of the value of the Fund's net assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Fund's investment adviser, present minimal credit risks.
Taxable Investments. The Fund may temporarily invest up to 20% of the Fund's total assets in taxable securities under any one or more of the following circumstances: (a) pending investment of proceeds of sale of Fund shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest up to 100% of its total assets in taxable securities for defensive purposes. The Fund may invest for defensive purposes during periods when the Fund's assets available for investment exceed the available Municipal Obligations that meet the Fund's quality and other investment criteria. Taxable securities in which the Fund may invest on a short-term basis include obligations of the United States Government, its agencies or instrumentalities, including repurchase agreements with banks or securities dealers involving such securities; time deposits maturing in not more than seven days; other debt securities rated within the two highest ratings assigned by an SRO; commercial paper rated in the highest grade by Moody's or S&P; and certificates of deposit issued by United States branches of United States banks with assets of $1 billion or more.
EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND
       The investment objective of EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND, which is a matter of fundamental policy that may not be changed without shareholder approval, is to maintain stability of principal while earning current income. However, the Fund will only attempt to seek income to the extent consistent with stability of principal and, therefore, investments will only be made in short-term United States Treasury obligations with an
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
average dollar-weighted maturity of 90 days or less. As a matter of investment strategy, the Fund's investment adviser intends to maintain a dollar-weighted average maturity for the Fund of 60 days or less.
       EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND is suitable for conservative investors seeking high current yields plus relative safety. The Fund provides a reasonable means of maximizing opportunities and minimizing risks resulting from changing interest rates.
       The short-term United States Treasury obligations in which the Fund invests are issued by the U.S. Government and are fully guaranteed as to principal and interest by the United States. Such securities will have a maturity date that is 397 days or less from the date of acquisition unless they are purchased under an agreement that provides for repurchase of the securities from the Fund within 397 days from the date of acquisition. The Fund may also retain Fund assets in cash.
INVESTMENT PRACTICES AND RESTRICTIONS
General. The Funds invest only in securities that have remaining maturities of 397 days (thirteen months) or less at the date of purchase. For this purpose, floating rate or variable rate obligations (described under EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND, above), which are payable on demand, but which may otherwise have a stated maturity in excess of this period, will be deemed to have remaining maturities of less than 397 days pursuant to conditions established by the SEC. The Funds maintain a dollar-weighted average portfolio maturity of ninety days or less. The Funds follow these policies to maintain a stable net asset value of $1.00 per share, although there is no assurance they can do so on a continuing basis. The market value of the obligations in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. If a portfolio security is no longer of eligible quality, a Fund shall dispose of such security in an orderly fashion as soon as reasonably practicable, unless the investment adviser determines, in light of market conditions or other factors, that disposal of the instrument would not be in the best interests of the Fund and its shareholders.
       The ability of each Fund to meet its investment objective is necessarily subject to the ability of the issuers of securities in which the Funds invest to meet their payment obligations. In addition, the portfolio of each Fund will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Fund. Investors should recognize that, in periods of declining interest rates, the yield of a Fund will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yield of a Fund will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.
Repurchase Agreements. The Funds may enter into repurchase agreements. A repurchase agreement is an arrangement pursuant to which a buyer purchases a security and simultaneously agrees to resell it to the vendor at a price that results in an agreed-upon market rate of return which is effective for the period of time (which is normally one to seven days, but may be longer) the buyer's money is invested in the security. The arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. Repurchase agreements may be entered into with member banks of the Federal Reserve System, including, the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in United States Government securities. Each Fund will require continued maintenance of collateral with its custodian in an amount equal to, or in excess of, the repurchase price (including accrued interest). In the event a vendor defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, a Fund might be delayed in selling the collateral. The Funds investment adviser will review and continually monitor the creditworthiness of each institution with which the Fund enters into a repurchase agreement to evaluate these risks. A Fund may not enter into repurchase agreements if, as a result, more than 10% of a Fund's total assets would be invested in repurchase agreements maturing in more than seven days and in other securities that are not readily marketable.
Securities Lending. In order to generate income and to offset expenses, the Funds may lend portfolio securities to brokers, dealers and other financial organizations. The Funds investment adviser will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 30% of a Fund's total assets and will be collateralized by cash, letters of credit or United States Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest the cash
                                       7
collateral in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities which occurs during the term of the loan would affect a Fund and its investors. A Fund may pay reasonable fees in connection with such loans. When-Issued Securities. EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND and EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). A Fund generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in the Fund incurring a loss or missing an opportunity to make an alternative investment. EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND does not expect that commitments to purchase when-issued securities will normally exceed 25% of its total assets and EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND does not expect that such commitments will exceed 20% of its total assets. The Funds do not intend to purchase when-issued securities for speculative purposes but only in furtherance of their investment objective.
Illiquid Securities. The Funds may invest up to 10% of their net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements with maturities longer than seven days. In the case of EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND and EVERGREEN INSTITUTIONAL MONEY MARKET FUND, securities eligible for resale pursuant to Rule 144A under the Act, which have been determined to be liquid, will not be considered by each Fund's investment adviser to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 10% limit. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A will be monitored by the Funds investment adviser on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Fund's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Fund having more than 10% of its net assets invested in illiquid or not readily marketable securities.
Other Investment Policies. The Funds may borrow money for temporary or emergency purposes in amounts not in excess of 10% of the value of a Fund's total assets in the case of EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND and EVERGREEN INSTITUTIONAL MONEY MARKET FUND and one-third of the value of EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND'S total assets, including the amount borrowed. As another means of borrowing both EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND and EVERGREEN INSTITUTIONAL MONEY MARKET FUND may agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed upon date and price (a "reverse repurchase agreement") at the time of such borrowing in amounts up to 5% of the value of their total assets. A Fund will not purchase any securities whenever any borrowings (including reverse repurchase agreements) are outstanding. If either EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND or EVERGREEN INSTITUTIONAL MONEY MARKET FUND enter into a reverse repurchase agreement, they will place in a segregated custodial account cash, United States Government securities or liquid high grade debt obligations having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.
Other Investment Restrictions. Each Fund has adopted additional investment restrictions that are set forth in the Statement of Additional Information.
                            MANAGEMENT OF THE FUNDS
INVESTMENT ADVISER
       The management of each Fund is supervised by the Trustees of the Trust under which each Fund has been established ("Trustees"). The Capital Management Group of First Union National Bank of North Carolina ("CMG") serves as investment adviser to EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND, EVERGREEN INSTITUTIONAL MONEY MARKET FUND and EVERGREEN INSTITUTIONAL TAX-EXEMPT MONEY MARKET FUND. First Union National Bank of North Carolina ("FUNB") is a subsidiary of First Union Corporation ("First Union"), the sixth
                                       8
largest bank holding company in the United States. First Union is headquartered in Charlotte, North Carolina, and had $139.9 billion in consolidated assets as of June 30, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. CMG manages or otherwise oversees the investment of over $42.1 billion in assets belonging to a wide range of clients, including all the series of Evergreen Investment Trust (formerly known as First Union Funds), the two series of The Evergreen Lexicon Fund (formerly The FFB Lexicon Fund) and the two series of Evergreen Tax-Free Trust (formerly FFB Funds Trust). First Union Brokerage Services, Inc., a wholly-owned subsidiary of FUNB, is a registered broker-dealer that is principally engaged in providing retail brokerage services consistent with its federal banking authorizations. First Union Capital Markets Corp., a wholly-owned subsidiary of First Union, is a registered broker-dealer principally engaged in providing, consistent with its federal banking authorizations, private placement, securities dealing, and underwriting services. CMG is entitled to receive from each Fund an annual fee equal to .15 of 1% of average daily net assets.
       Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly-owned subsidiary of FUNB, serves as administrator to EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND, EVERGREEN INSTITUTIONAL MONEY MARKET FUND and EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND and is entitled to receive a fee based on the average daily net assets of each Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .050% of the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion. Furman Selz LLC, an affiliate of Evergreen Funds Distributor, Inc., distributor for the Evergreen group of mutual funds, serves as sub-administrator to the Funds and is entitled to receive a fee from each Fund calculated on the average daily net assets of the Funds at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of $25 billion. The total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset serve as investment adviser were approximately $15.2 billion as of June 30, 1996.
DISTRIBUTION PLANS AND AGREEMENTS
       Rule 12b-1 under the Investment Company Act of 1940 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted for their Class A shares a "Rule 12b-1 plan" (each, a "Plan" or collectively the "Plans"). Pursuant to each Plan, a Fund may incur distribution-related and shareholder servicing-related expenses which may not exceed an annual rate of .25 of 1% of the Fund's aggregate average daily net assets attributable to Institutional Service shares. The Plans provide that a portion of the fee payable thereunder may constitute a service fee to be used for providing ongoing personal service and/or the maintenance of shareholder accounts. Service fee payments to financial intermediaries for such purposes will not exceed .25 of 1% on an annualized basis of the aggregate average daily net assets attributable to each Class of shares of the Funds.
       Each Fund has also entered into a distribution agreement (each a "Distribution Agreement" or collectively the "Distribution Agreements") with Evergreen Funds Distributor, Inc. ("EFD"). Pursuant to the Distribution Agreements, each Fund will compensate EFD for its services at a rate which may not exceed an annual rate of .20 of 1% of a Fund's aggregate average daily net assets attributable to Institutional Service shares. The Distribution Agreements provide that EFD will use the distribution fee received from a Fund for payments
(i) to compensate broker-dealers or other persons for distributing shares of the Funds, (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders.
       The Funds may not pay any distribution or services fees during any fiscal period in excess of the amounts set forth above. Since EFD's compensation under the Distribution Agreements is not directly tied to the expenses incurred by EFD, the amount of compensation received by it under the Distribution Agreements during any year may be more or less than its actual expenses and may result in a profit to EFD. Distribution expenses incurred by EFD in one fiscal year that exceed the level of compensation paid to EFD for that year may be paid from distribution fees received from a Fund in subsequent fiscal years.
       The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of
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
shares to .75 of 1% and .25 of 1%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.
                       PURCHASE AND REDEMPTION OF SHARES
HOW TO BUY SHARES
       Investors may purchase shares of the Funds through broker-dealers, banks or other financial intermediaries, or directly through EFD. The minimum initial investment is $1,000,000, which may be waived in certain situations. There is no minimum for subsequent investments. In states where EFD is not registered as a broker-dealer shares of the Funds will only be sold through Furman Selz LLC, other broker-dealers or other financial institutions that are registered. See the Share Purchase Application and Statement of Additional Information for more information. Only Institutional Service shares of the Fund are offered through this Prospectus. (See "General Information" -- "Other Classes of Shares".) Institutional Service shares of the Fund can be purchased at net asset value without an initial sales charge. Certain broker-dealers or other financial institutions may impose a fee in connection with purchases at net asset value. Purchases by Wire. Initial investments may be made by wire by (i) calling State Street at (800) 423-2615 for an account number and (ii) instructing your bank, which may charge a fee, to wire federal funds to State Street, as follows: State Street Bank and Trust Company, ABA No.0110-0002-8, Attn: Custodian and Shareholder Services. The wire must include references to the Fund in which an investment is being made, account registration, and the account number. A completed Purchase Application must also be sent to State Street indicating that the shares have been purchased by wire, giving the date the wire was sent and referencing the account number. Subsequent wire investments may be made by existing shareholders by following the instructions outlined above. It is not necessary, however, for existing shareholders to call for another account number.
How the Funds Value Their Shares. The net asset value of each Fund's shares for purposes of both purchases and redemptions is determined twice daily, at 12 noon (Eastern time) and promptly after the regular close of the New York Stock Exchange (currently 4:00 p.m. Eastern time) each business day (i.e., any weekday exclusive of days on which the New York Stock Exchange (the "Exchange") or State Street is closed). The Exchange is closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is calculated by taking the sum of the values of a Fund's investments and any cash and other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Funds Investment adviser, are accrued daily. The securities in a Fund's portfolio are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter a constant straight-line amortization of any discount or premium is assumed each day regardless of the impact of fluctuating interest rates on the market value of the security. The market value of the obligations in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. As a result, the market value of the obligations in a Fund's portfolio may vary from the value determined using the amortized cost method. The market value of securities which are not rated is normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.
       Each Fund attempts to maintain its net asset value at $1.00 per share. Under most conditions, management believes this will be possible, although there can be no assurance that this will be achieved. Calculations are periodically made to compare the value of a Fund's portfolio valued at amortized cost with market values. If a deviation of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values and a Fund's $1.00 per share net asset value, or if there were other deviations which the Trustees of the Trust under which each Fund operates believed would result in a material dilution to shareholders or purchasers, the Trustees would promptly consider what action, if any, should be initiated.
Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's remittance is not promptly received, the investor will be responsible for any loss a Fund or the Fund's investment adviser incurs. If such investor is an existing shareholder, a Fund may redeem shares from the investor's account to reimburse a Fund or the Fund's investment adviser for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen mutual funds. Shares of the Funds are sold at the net asset value per share next determined after a shareholder's investment has
                                       10
been converted to federal funds. Investments by federal funds wire will be effective upon receipt. Shares purchased via telephone will receive the dividend declared on that day if the telephone order is placed by 12 noon (Eastern time), and federal funds are received the same day by 4:00 p.m. (Eastern time). Investors should telephone the Fund at the number on the front page of this Prospectus for additional information on same day purchases by telephone. Investment checks received at State Street will be invested on the date of receipt. Shareholders will begin earning dividends the following business day. A Fund cannot accept investments specifying a certain price or date and reserves the right to reject any specific purchase order, including orders in connection with exchanges from the other Evergreen Funds. Although not currently anticipated, each Fund reserves the right to suspend the offer of shares for a period of time.
General
       In addition to the discount or commission paid to dealers, EFD will from time to time pay to dealers additional cash or other incentives that are conditioned upon the sale of a specified minimum dollar amount of shares of a Fund and/or other Evergreen mutual funds. Such incentives will take the form of payment for attendance at seminars, lunches, dinners, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer and their immediate family members to urban or resort locations within or outside the United States. Such a dealer may elect to receive cash incentives of equivalent amount in lieu of such payments. EFD may also limit the availability of such incentives to certain specified dealers. EFD from time to time sponsors promotions involving First Union Brokerage Services, Inc. ("FUBS"), an affiliate of each Fund's investment adviser, and select broker-dealers, pursuant to which incentives are paid, including gift certificates and payments in amounts up to 1% of the dollar amount of shares of a Fund sold. Awards may also be made based on the opening of a minimum number of accounts. Such promotions are not being made available to all dealers. Certain broker-dealers may also receive payments from EFD or a Fund's investment adviser over and above the usual trail commissions or shareholder servicing payments applicable to a given Class of shares.
Redeeming Shares Through Your Financial Intermediary. A Fund must receive instructions from an investor's financial intermediary before 4:00 p.m. (Eastern time) for them to receive that day's net asset value. The financial intermediary is responsible for furnishing all necessary documentation to the Fund and may charge an investor for this service. Certain financial intermediaries may require that they be given instructions earlier than 4:00 p.m.
HOW TO REDEEM SHARES
       You may "redeem", i.e. sell, your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, a Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to ten days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or cancelled. Redeeming Shares Directly By Mail Or Telephone. Send a signed letter of instruction or stock power form to State Street which is the registrar, transfer agent and dividend-disbursing agent for each Fund. Stock power forms are available from your financial intermediary, State Street, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $10,000 or where the redemption proceeds are to be mailed to an address other than that shown in the account registration. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street.
       Shareholders may withdraw amounts of $1,000 or more from their accounts by calling State Street at (800) 423-2615 between the hours of 8:00 a.m. to 5:30 p.m. (Eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or State Street's offices are closed). The Exchange is closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Redemption requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. Shareholders who are unable to reach a Fund or State Street by telephone should follow the procedures outlined above for redemption by mail.
       The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must indicate this on the Purchase Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder
                                       11
at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in a Fund at a designated commercial bank. State Street currently deducts a $5.00 wire charge from all redemption proceeds wired. This charge is subject to change without notice. Redemption proceeds will be wired on the same day if the request is made prior to 12 noon (Eastern time). Such shares, however, will not earn dividends for that day. Redemption requests received after 12 noon will earn dividends for that day, and the proceeds will be wired on the following business day. A shareholder who decides later to use this service, or to change instructions already given, should fill out a Shareholder Services Form and send it to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827, with such shareholder's signature guaranteed by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street. Shareholders should allow approximately ten days for such form to be processed. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring some form of identification prior to acting upon instructions and tape recording of telephone instructions. If a Fund fails to follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. The Funds will not be liable for following telephone instructions reasonably believed to be genuine. The Funds reserve the right to refuse a telephone redemption if it is believed advisable to do so. Financial intermediaries may charge a fee for handling telephonic requests. Procedures for redeeming Fund shares by telephone may be modified or terminated without notice at any time.
Redemptions By Check. Upon request each Fund will provide holders of Institutional Service shares, without charge, with checks drawn on the Fund that will clear through State Street. Shareholders will be subject to State Street's rules and regulations governing such checking accounts. Checks will be sent usually within ten business days following the date the account is established. Checks may be made payable to the order of any payee in an amount of $250 or more. The payee of the check may cash or deposit it like a check drawn on a bank. (Investors should be aware that, as in the case with regular bank checks, certain banks may not provide cash at the time of deposit, but will wait until they have received payment from State Street.) When such a check is presented to State Street for payment, State Street, as the shareholder's agent, causes the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. Checks will be returned by State Street if there are insufficient or uncollectable shares to meet the withdrawal amount. The check writing procedure for withdrawal enables shareholders to continue earning income on the shares to be redeemed up to but not including the date the redemption check is presented to State Street for payment. Shareholders wishing to use this method of redemption, should fill out the appropriate part of the Purchase Application (including the Signature Card) and mail the completed form to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827. Shareholders requesting this service after an account has been opened must contact State Street since additional documentation will be required. Currently, there is no charge either for checks or for the clearance of any checks. This service may be terminated or altered at any time.
General. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by Federal securities law. The Funds reserve the right to close an account that through redemption has remained below $1,000 for thirty days. Shareholders will receive sixty days' written notice to increase the account value before the account is closed. See the Statement of Additional Information for further details.
EXCHANGE PRIVILEGE
How To Exchange Shares. You may exchange some or all of your shares for Class A shares of the other Evergreen mutual funds by telephone or mail as described below. An exchange which represents an initial investment in another Evergreen mutual fund must amount to at least $1,000. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset values of the shares exchanged next determined after an exchange request is received. Exchanges are subject to minimum investment and suitability requirements. Each of the Evergreen mutual funds has different investment objectives and policies. For complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange is treated for Federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. This exchange privilege may be materially modified or discontinued at any time by the Fund upon sixty days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.
Exchanges Through Your Financial Intermediary. A Fund must receive exchange instructions from an investor's financial intermediary before 4:00 p.m. (Eastern time) for them to receive that day's net asset value. The financial intermediary is responsible for furnishing all necessary documentation to the Fund and may charge an investor for this service.
                                       12

Exchanges By Telephone And Mail. You may exchange shares by telephone by calling State Street at (800) 423-2615. Exchange requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach State Street by telephone. If you wish to use the telephone exchange service you should indicate this on the Purchase Application. As noted above, each Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or State Street if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares", however, no signature guarantee is required.
EFFECT OF BANKING LAWS
       The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of their customer. Evergreen Asset, since it is a subsidiary of FUNB, and CMG are subject to and in compliance with the aforementioned laws and regulations.
       Changes to applicable laws and regulations or future judicial or administrative decisions could result in CMG being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of a Fund by its customers. If CMG was prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.
                               OTHER INFORMATION
DIVIDENDS, DISTRIBUTIONS AND TAXES
       The Funds declare substantially all of their net income as dividends on each business day. Such dividends are paid monthly. Net income, for dividend purposes, includes accrued interest and any market discount or premium that day, less the estimated expenses of a Fund. Gains or losses realized upon the sale of portfolio securities are not included in net income, but are reflected in the net asset value of a Fund's shares. Distributions of any net realized capital gains will be made annually or more frequently as required by the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The amount of dividends may fluctuate from day to day, and the dividend may be omitted on a day where Fund expenses exceed net investment income. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January that were declared in the previous calendar quarter may be treated as paid in the immediately preceding December. Such dividends will be automatically reinvested in full and fractional shares of a Fund on the last business day of each month. However, shareholders who so inform the transfer agent in writing may have their dividends paid out in cash monthly. Shareholders who invest by check will be credited with a dividend on the business day following initial investment. Shareholders will receive dividends on investments made by federal funds bank wire the same day the wire is received provided that wire purchases are received by State Street by 12 noon (Eastern time). Shares purchased by qualified institutions via telephone as described in "How to Purchase Shares" will receive the dividend declared on that day if the telephone order is placed by 12 noon (Eastern time), and federal funds are received by 4:00 p.m. (Eastern time). All other wire purchases received after 12 noon (Eastern time) will earn dividends beginning the following business day. Dividends accruing on the day of redemption will be paid to redeeming shareholders except for redemptions by check and where proceeds are wired the same day. (See "How to Redeem Shares".)
       Each Fund intends to qualify to be treated as a regulated investment company under the Code. While so qualified, it is expected that each Fund will not be required to pay any Federal income taxes on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting
                                       13
such distribution requirements. The excise tax generally does not apply to the tax exempt income of a regulated investment company (such as EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND) that pays exempt interest dividends. Except as noted below with respect to EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND, most shareholders of the Funds normally will have to pay Federal income taxes and any state or local taxes on the dividends and distributions they receive from a Fund.
       EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND will designate and pay exempt-interest dividends derived from interest earned on qualifying tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes, however, (1) all or a portion of such exempt-interest dividends may be a specific preference item for purposes of the Federal individual and corporate alternative minimum taxes to the extent that they are derived from certain types of private activity bonds issued after August 7, 1986, and (2) all exempt-interest dividends will be a component of "adjusted current earnings" for purposes of the Federal corporate alternative minimum tax. Dividends paid from taxable income, if any, and distributions of any net realized short-term capital gains (whether from tax exempt or taxable obligations) are taxable as ordinary income, even though received in additional Fund shares. Market discount recognized on taxable and tax-free bonds is taxable as ordinary income, not as excludable income. Following the end of each calendar year, every shareholder of the Funds will be sent applicable tax information and information regarding the dividends and capital gain distributions made during the calendar year. Under current law, the highest Federal income tax rate applicable to net long-term capital gains realized by individuals is 28%. The rate applicable to corporations is 35%. Since the Funds gross income is ordinarily expected to be interest income, it is not expected that the 70% dividends-received deduction for corporations will be applicable. Specific questions should be addressed to the investor's own tax adviser. Each Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, you must certify on the Purchase Application, or on a separate form supplied by State Street, that the investor's social security or taxpayer identification number is correct and that the investor is not currently subject to backup withholding or is exempt from backup withholding.
GENERAL INFORMATION
Portfolio Transactions. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.
Organization. The EVERGREEN INSTITUTIONAL MONEY MARKET FUND and EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND are a separate investment series of Evergreen Money Market Trust, which is a Massachusetts business trust organized in 1987. The EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND is a separate investment series of The Evergreen Municipal Trust, which is a Massachusetts business trust organized in 1988.
       The Funds do not intend to hold annual shareholder meetings; shareholder meetings will be held only when required by applicable law. Shareholders have available certain procedures for the removal of Trustees.
       A shareholder in each Class of the Funds will be entitled to their share of all dividends and distributions from the Fund's assets, based upon the relative value of such shares to those of other Classes of the Fund, and, upon redeeming shares, will receive the then current net value of the Class of shares of the Fund represented by the redeemed shares. The Trust is empowered to establish, without shareholder approval, additional series, which may have different investment objectives, and additional Classes of shares for any existing or future series. If an additional series were established in the Fund, each share of the series or Class would normally be entitled to one vote for all purposes. Generally, shares of each series and Class would vote together as a single Class on matters, such as the election of Trustees, that affect each series and Class in substantially the same manner. Institutional Service and Institutional shares have identical voting, dividend, liquidation and other rights, except that each Class bears, to the extent applicable, its own distribution and transfer agency expenses as well as any other expenses applicable only to a specific Class. Each Class of shares votes separately with respect to Rule 12b-1 distribution plans and other matters for which separate Class voting is appropriate under applicable law. Shares are entitled to dividends as determined by the Trustees and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.
Custodian, Registrar, Transfer Agent And Dividend-Disbursing Agent. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as each Fund's custodian, registrar, transfer agent and dividend-disbursing agent. State Street is compensated for its services as transfer agent by a fee based upon the number of shareholder accounts maintained for the Fund.
                                       14

Principal Underwriter. EFD, an affiliate of Furman Selz LLC, located 237 Park Avenue, New York, New York 10017, is the principal underwriter of the Funds. Furman Selz LLC also acts as sub-administrator to the Funds, including providing personnel to serve as officers of the Funds.
Other Classes of Shares. The Funds offer two classes of shares, Institutional Service and Institutional. Institutional shares are not offered by this Prospectus.
Performance Information. From time to time, a Fund may quote its yield in advertisements or in reports to shareholders. Yield information may be useful in reviewing the performance of a Fund and for providing a basis for comparison with other investment alternatives. However, since net investment income of a Fund changes in response to fluctuations in interest rates and Fund expenses, any given yield quotation should not be considered representative of a Fund's yields for any future period.
       The method of calculating each Fund's yield is set forth in the Statement of Additional Information. Before investing, the investor may want to determine which investment -- tax-free or taxable -- will result in a higher after-tax return. To do this, the yield on the tax-free investment should be divided by the decimal determined by subtracting from 1 the highest Federal tax rate to which the investor currently is subject. For example, if the tax-free yield is 6% and the investor's maximum tax bracket is 36%, the computation is:
6% Tax-Free Yield /(1-.36 Tax Rate) = 6/.64 = 9.38% Taxable Yield. In this example, the investor's after-tax return will be higher from the 6% tax-free investment if available taxable yields are below 9.38%. Conversely, the taxable investment will provide a higher return when taxable yields exceed 9.38%. This is only an example and is not necessarily reflective of a Fund's yield. The tax equivalent yield will be lower for investors in the lower income brackets.
       Comparative performance information may also be used from time to time in advertising or marketing the Funds' shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report, Bank Rate Monitor and other industry publications.
Liability Under Massachusetts Law. Under Massachusetts law, trustees and shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Declarations of Trust under which Funds operate provide that no Trustee or shareholder will be personally liable for the obligations of the Trust and that every written contract made by the Trust contain a provision to that effect. If any Trustee or shareholder were required to pay any liability of the Trust, that person would be entitled to reimbursement from the general assets of the Trust.
Additional Information. This Prospectus and the Statement of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the Act. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.
                                       15

  INVESTMENT ADVISER
  Capital Management Group of First Union National Bank of North Carolina, 201 South College Street, Charlotte, North Carolina 28288
  EVERGREEN INSTITUTIONAL MONEY MARKET FUND
  EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND
  EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND
  CUSTODIAN & TRANSFER AGENT
  State Street Bank and Trust Company, Box 9021, Boston, Massachusetts
  02205-9827
  LEGAL COUNSEL
  Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C.
  20036
  INDEPENDENT AUDITORS
  Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036 DISTRIBUTOR
  Evergreen Funds Distributor, Inc., 237 Park Avenue, New York, New York 10017
*******************************************************************************

  PROSPECTUS                                                 October 31, 1996
  EVERGREEN(SM) INSTITUTIONAL MONEY MARKET FUNDS       (Evergreen Tree Logo)
  EVERGREEN INSTITUTIONAL MONEY MARKET FUND
  EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND
  EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND
  INSTITUTIONAL SHARES
           The Evergreen Institutional Money Market Funds (the "Funds") are designed to provide institutional investors with current income, stability of principal and liquidity. This Prospectus provides information regarding the Institutional shares offered by the Funds. Each Fund is, or is a series of, an open-end, diversified, management investment company. This Prospectus sets forth concise information about the Funds that a prospective investor should know before investing. The address of the Funds is 2500 Westchester Avenue, Purchase, New York 10577.
           A "Statement of Additional Information" for the Funds dated October 31, 1996 has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The Statement of Additional Information provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Funds at (800) 235-0064. The minimum investment in each Fund is $1,000,000. There can be no assurance that the investment objective of any Fund will be achieved. Investors are advised to read this Prospectus carefully.
  THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY, AND INVOLVE INVESTMENT RISKS.
           AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                   KEEP THIS PROSPECTUS FOR FUTURE REFERENCE
  EVERGREEN(SM) is a Service Mark of Evergreen Asset Management Corp. Copyright 1996, Evergreen Asset Management Corp.

                               TABLE OF CONTENTS

OVERVIEW OF THE FUNDS                                       2
EXPENSE INFORMATION                                         3
FINANCIAL HIGHLIGHTS
DESCRIPTION OF THE FUNDS
         Investment Objectives And Policies                 4
         Investment Practices And Restrictions              7
MANAGEMENT OF THE FUNDS
         Investment Adviser                                 8
PURCHASE AND REDEMPTION OF SHARES
         How To Buy Shares                                  9
         How To Redeem Shares                              10
         Exchange Privilege                                11
         Effect Of Banking Laws                            12
OTHER INFORMATION
         Dividends, Distributions And Taxes                12
         General Information                               13

                             OVERVIEW OF THE FUNDS
       The following summary is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus. See "Description of the Funds" and "Management of the Funds".
       The investment adviser to EVERGREEN INSTITUTIONAL MONEY MARKET FUND, EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND and EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND is the Capital Management Group of First Union National Bank of North Carolina. First Union National Bank of North Carolina is a wholly-owned subsidiary of First Union Corporation, the sixth largest bank holding company in the United States.
       EVERGREEN INSTITUTIONAL MONEY MARKET FUND seeks as high a level of current income as is consistent with preserving capital and providing liquidity. The Fund will invest only in high quality money market instruments.
       EVERGREEN INSTITUTIONAL TAX-EXEMPT MONEY MARKET FUND seeks as high a level of current income exempt from Federal income tax as is consistent with preserving capital and providing liquidity. The Fund invests substantially all of its assets in short-term municipal securities, the interest from which is exempt from Federal income tax.
       EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND seeks to achieve stability of principal and current income consistent with stability of principal.
       Each Fund seeks to maintain a stable net asset value of $1.00 per share although no assurances can be given that such a stable net asset value will be maintained.
       THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVE OF ANY FUND WILL BE ACHIEVED.
                                       2

                              EXPENSE INFORMATION
       The table set forth below summarizes the shareholder transaction costs associated with an investment in the Institutional shares of the Fund. For further information see "Purchase and Redemption of Shares".

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases                    None
Sales Charge on Dividend Reinvestments                       None
Contingent Deferred Sales Charge                             None
Redemption Fee                                               None
Exchange Fee                                                 None

       The following tables show for each Fund the estimated annual operating expenses (as a percentage of average net assets) attributable to shares of each Fund, together with examples of the cumulative effect of such expenses on a hypothetical $1,000 investment for the periods specified assuming (i) a 5% annual return and (ii) redemption at the end of each period.
EVERGREEN INSTITUTIONAL MONEY MARKET FUND

                                          ANNUAL OPERATING
                                              EXPENSES                                                 EXAMPLE
Management Fee                                   .15%
                                                             After 1 Year                                $ 3
Other Expenses                                   .10%
                                                             After 3 Years                               $ 8
Total                                            .25%

EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND

                                          ANNUAL OPERATING
                                              EXPENSES                                                 EXAMPLE
Management Fee                                   .15%
                                                             After 1 Year                                $ 3
Other Expenses                                   .10%
                                                             After 3 Years                               $ 8
Total                                            .25%

EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND

                                          ANNUAL OPERATING
                                              EXPENSES                                                 EXAMPLE
Management Fee                                   .15%
                                                             After 1 Year                                $ 3
Other Expenses                                   .10%
                                                             After 3 Years                               $ 8
Total                                            .25%

       From time to time, the Funds investment adviser may, at its discretion, waive its fee or reimburse a Fund for certain of its expenses in order to reduce a Fund's expense ratio. The investment adviser will reimburse these Funds to the extent that any Fund's aggregate annual operating expenses (including the investment adviser's fee, but excluding taxes, interest, brokerage commissions, and extraordinary expenses) exceed .20 of 1.00% of the average net assets for any fiscal year. The investment adviser may cease these voluntary waivers or reimbursements at any time.
       The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in Institutional shares of the Funds will bear directly or indirectly. The amounts set forth under "Other Expenses" as well as the amounts set forth in the examples are estimated amounts based on anticipated expenses during the first year of operations. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of the various costs and expenses borne by the Funds see "Management of the Funds".
                                       3

                            DESCRIPTION OF THE FUNDS
INVESTMENT OBJECTIVES AND POLICIES
       In addition to the investment policies detailed below, each Fund may employ certain additional investment strategies, which are discussed in "Investment Practices and Restrictions".
EVERGREEN INSTITUTIONAL MONEY MARKET FUND
       The investment objective of EVERGREEN INSTITUTIONAL MONEY MARKET FUND is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity. This objective is a fundamental policy and may not be changed without shareholder approval. The Fund invests in high quality money market instruments, which are determined to be of eligible quality under Securities and Exchange Commission ("SEC") rules and to present minimal credit risk. Under SEC rules, eligible securities include First Tier Securities (i.e., securities rated in the highest short-term rating category) and Second Tier Securities (i.e., securities which are otherwise eligible but not in the First
Tier). The rules prohibit the Fund from holding more than 5% of its value in Second Tier Securities. The Fund's permitted investments include:
       1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities, including issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Some of these securities are supported by the full faith and credit of the United States Government, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality. Agencies or instrumentalities whose securities are supported by the full faith and credit of the United States include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association. Examples of agencies or instrumentalities whose securities are supported by the right of the issuer to borrow from the Treasury include, but are not limited to, the Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal National Mortgage Association and Tennessee Valley Authority.
       Agencies or instrumentalities whose securities are supported only by the credit of the agency or instrumentality, and not the credit of the United States Government, include the Interamerican Development Bank and the International Bank for Reconstruction and Development. These obligations are supported by appropriated but unpaid commitments of its member countries. There are no assurances that the commitments will be undertaken in the future.
       2. Commercial paper, including variable amount master demand notes, that is rated in one of the two highest short-term rating categories by any three of Standard & Poor's Ratings Group ("S&P") or Moody's Investors Services, Inc. ("Moody's") or any other nationally recognized statistical rating organization ("SRO") (or by a single rating agency if only one of these agencies has assigned a rating). The Fund will not invest more than 10% of its total assets, at the time of the investment in question, in variable amount master demand notes. For a description of these ratings see the Statement of Additional Information.
       3. Corporate debt securities and bank obligations that are rated in one of the three highest short-term rating categories by any two of S&P, Moody's and any other SRO (or by a single rating agency if only one of these agencies has assigned a rating).
       4. Unrated corporate debt securities, commercial paper and bank obligations that are issued by an issuer that has outstanding a class of short-term debt instruments (i.e., instruments having a maturity of 366 days or less) that (A) is comparable in priority and security to the unrated securities and (B) meets the rating requirements of paragraphs 2 or 3 above.
       5. Unrated corporate debt securities, commercial paper and bank obligations issued by domestic and foreign companies which have an outstanding long-term debt issue rated in the top two rating categories by a SRO and determined by the investment adviser to be of comparable quality.
       6. Unrated corporate debt securities, commercial paper and bank obligations otherwise determined by the investment adviser to be of comparable quality.
                                       4

       7. Repurchase agreements with respect to the securities described in paragraphs 1 through 6 above.
       The Fund may invest up to 30% of its total assets in bank certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks. These investments involve risks that are different from investments in domestic securities. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect the payment of principal or interest on the securities in the Fund's portfolio. Additionally, foreign banks are subject to less extensive regulation and disclosure requirements than U.S. banks and, accordingly, there may be less publicly available information about such banks and greater risks associated with their obligations.
       The Fund may invest in commercial paper and other short-term corporate obligations which meet the rating criteria specified in paragraphs 3 and 4 above which are issued in private placements pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Act"). Such securities are not registered for purchase and sale by the public under the Act. The Fund has been informed that the staff of the SEC does not consider such securities to be readily marketable. The Fund will not invest more than 10% of its total assets in securities which are not readily marketable (including private placement securities) and in repurchase agreements maturing in more than seven days. EVERGREEN INSTITUTIONAL TAX-EXEMPT MONEY MARKET FUND
       The investment objective of EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND is to achieve as high a level of current income exempt from Federal income tax, as is consistent with preserving capital and providing liquidity. This objective is a fundamental policy and may not be changed without shareholder approval. The Fund will seek to achieve its objective by investing substantially all of its assets in a diversified portfolio of short-term (i.e., with remaining maturities not exceeding 397 days) debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and their political subdivisions and duly constituted authorities, the interest from which is exempt from Federal income tax. Such securities are generally known as Municipal Obligations. (See "Municipal Obligations" below.)
       The Fund will invest in Municipal Obligations only if they are determined to be of eligible quality under SEC rules and to present minimum credit risk. Municipal Obligations in which the Fund may invest include: (i) municipal securities that are rated in one of the top three short-term rating categories by any two of S&P, Moody's or any other nationally recognized SRO (or by a single rating agency if only one of these agencies has assigned a rating); (ii) municipal securities that are issued by an issuer that has outstanding a class of short-term debt instruments (i.e., having a maturity of 366 days or less) that (A) is comparable in priority and security to such instruments and (B) meets the rating requirements above; and (iii) bonds with a remaining maturity of 397 days or less that are rated no lower than one of the top two long-term rating categories by any SRO and determined by the investment adviser to be of comparable quality. For a description of such ratings see the Statement of Additional Information. The Fund may also purchase Municipal Obligations which are unrated at the time of purchase up to a maximum of 20% of its total assets, if such securities are determined by the Fund's investment adviser to be of comparable quality. Certain Municipal Obligations (primarily variable rate demand notes) may be entitled to the benefit of standby letters of credit or similar commitments issued by banks or other financial institutions and, in such instances, the investment adviser will take into account the obligation of the bank in assessing the quality of such security. The ability of the Fund to meet its investment objective is necessarily subject to the ability of municipal issuers to meet their payment obligations.
       Interest income on certain types of bonds issued after August 7, 1986 to finance nongovernmental activities is an item of "tax-preference" subject to the Federal alternative minimum tax for individuals and corporations. To the extent the Fund invests in these "private activity" bonds (some of which were formerly referred to as "industrial development" bonds), individual and corporate shareholders, depending on their status, may be subject to the alternative minimum tax on the part of the Fund's distributions derived from the bonds. As a matter of fundamental policy, which may not be changed without shareholder approval, the Fund will invest at least 80% of its net assets in Municipal Obligations, the interest from which is not subject to the Federal alternative minimum tax.
Municipal Obligations. As noted above, the Fund will invest substantially all of its assets in Municipal Obligations. These include municipal bonds, short-term municipal notes and tax exempt commercial paper. "Municipal bonds" are debt obligations issued to obtain funds for various public purposes that are exempt from Federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and

"revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific source such as from the user of the facility being financed. The term "municipal bonds" also includes "moral obligation" issues which are normally issued by special purpose authorities.
       Industrial development bonds ("IDBs") and private activity bonds ("PABs") are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities being financed. Participation interests are interests in municipal bonds, including IDBs and PABs, and floating and variable rate obligations that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature is backed by an irrevocable letter of credit or guarantee of the bank. A put bond is a municipal bond which gives the holder the unconditional right to sell the bond back to the issuer at a specified price and exercise date, which is typically well in advance of the bond's maturity date. "Short-term municipal notes" and "tax exempt commercial paper" include tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.
Floating Rate and Variable Rate Obligations. Municipal Obligations also include certain variable rate and floating rate municipal obligations with or without demand features. These variable rate securities do not have fixed interest rates; rather, those rates fluctuate based upon changes in specified market rates, such as the prime rate, or are adjusted at predesignated periodic intervals. Such securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less. Certain of these obligations may carry a demand feature that gives the Fund the right to demand prepayment of the principal amount of the security prior to its maturity date. The demand obligation may or may not be backed by letters of credit or other guarantees of banks or other financial institutions. Such guarantees may enhance the quality of the security. The Fund will limit the value of its investments in any floating or variable rate securities which are not readily marketable and in all other not readily marketable securities to 10% or less of its total assets.
Stand-by Commitments. The Fund may also acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified Municipal Obligations at a specified price. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 10% of the value of the Fund's net assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Fund's investment adviser, present minimal credit risks.
Taxable Investments. The Fund may temporarily invest up to 20% of the Fund's total assets in taxable securities under any one or more of the following circumstances: (a) pending investment of proceeds of sale of Fund shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest up to 100% of its total assets in taxable securities for defensive purposes. The Fund may invest for defensive purposes during periods when the Fund's assets available for investment exceed the available Municipal Obligations that meet the Fund's quality and other investment criteria. Taxable securities in which the Fund may invest on a short-term basis include obligations of the United States Government, its agencies or instrumentalities, including repurchase agreements with banks or securities dealers involving such securities; time deposits maturing in not more than seven days; other debt securities rated within the two highest ratings assigned by an SRO; commercial paper rated in the highest grade by Moody's or S&P; and certificates of deposit issued by United States branches of United States banks with assets of $1 billion or more.
EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND
       The investment objective of EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND, which is a matter of fundamental policy that may not be changed without shareholder approval, is to maintain stability of principal while earning current income. However, the Fund will only attempt to seek income to the extent consistent with stability of principal and, therefore, investments will only be made in short-term United States Treasury obligations with an average dollar-weighted maturity of 90 days or less. As a matter of investment strategy, the Fund's investment adviser intends to maintain a dollar-weighted average maturity for the Fund of 60 days or less.
       EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND is suitable for conservative investors seeking high current yields plus relative safety. The Fund provides a reasonable means of maximizing opportunities and minimizing risks resulting from changing interest rates.
       The short-term United States Treasury obligations in which the Fund invests are issued by the U.S. Government and are fully guaranteed as to principal and interest by the United States. Such securities will have a maturity date that is 397 days or less from the date of acquisition unless they are purchased under an agreement that provides for repurchase of the securities from the Fund within 397 days from the date of acquisition. The Fund may also retain Fund assets in cash.
INVESTMENT PRACTICES AND RESTRICTIONS
General. The Funds invest only in securities that have remaining maturities of 397 days (thirteen months) or less at the date of purchase. For this purpose, floating rate or variable rate obligations (described under EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND, above), which are payable on demand, but which may otherwise have a stated maturity in excess of this period, will be deemed to have remaining maturities of less than 397 days pursuant to conditions established by the SEC. The Funds maintain a dollar-weighted average portfolio maturity of ninety days or less. The Funds follow these policies to maintain a stable net asset value of $1.00 per share, although there is no assurance they can do so on a continuing basis. The market value of the obligations in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. If a portfolio security is no longer of eligible quality, a Fund shall dispose of such security in an orderly fashion as soon as reasonably practicable, unless the investment adviser determines, in light of market conditions or other factors, that disposal of the instrument would not be in the best interests of the Fund and its shareholders.
       The ability of each Fund to meet its investment objective is necessarily subject to the ability of the issuers of securities in which the Funds invest to meet their payment obligations. In addition, the portfolio of each Fund will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Fund. Investors should recognize that, in periods of declining interest rates, the yield of a Fund will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yield of a Fund will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.
Repurchase Agreements. The Funds may enter into repurchase agreements. A repurchase agreement is an arrangement pursuant to which a buyer purchases a security and simultaneously agrees to resell it to the vendor at a price that results in an agreed-upon market rate of return which is effective for the period of time (which is normally one to seven days, but may be longer) the buyer's money is invested in the security. The arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. Repurchase agreements may be entered into with member banks of the Federal Reserve System, including, the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in United States Government securities. Each Fund will require continued maintenance of collateral with its custodian in an amount equal to, or in excess of, the repurchase price (including accrued interest). In the event a vendor defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, a Fund might be delayed in selling the collateral. The Funds investment adviser will review and continually monitor the creditworthiness of each institution with which the Fund enters into a repurchase agreement to evaluate these risks. A Fund may not enter into repurchase agreements if, as a result, more than 10% of a Fund's total assets would be invested in repurchase agreements maturing in more than seven days and in other securities that are not readily marketable.
Securities Lending. In order to generate income and to offset expenses, the Funds may lend portfolio securities to brokers, dealers and other financial organizations. The Funds investment adviser will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 30% of a Fund's total assets and will be collateralized by cash, letters of credit or United States Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities which occurs during the term of the loan would affect a Fund and its investors. A Fund may pay reasonable fees in connection with such loans. When-Issued Securities. EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND and EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). A Fund generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in the Fund incurring a loss or missing an opportunity to make an alternative investment. EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND does not expect that commitments to purchase when-issued securities will normally exceed 25% of its total assets and EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND does not expect that such commitments will exceed 20% of its total assets. The Funds do not intend to purchase when-issued securities for speculative purposes but only in furtherance of their investment objective.
Illiquid Securities. The Funds may invest up to 10% of their net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements with maturities longer than seven days. In the case of EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND and EVERGREEN INSTITUTIONAL MONEY MARKET FUND, securities eligible for resale pursuant to Rule 144A under the Act, which have been determined to be liquid, will not be considered by each Fund's investment adviser to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 10% limit. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A will be monitored by the Funds investment adviser on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Fund's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Fund having more than 10% of its net assets invested in illiquid or not readily marketable securities.
Other Investment Policies. The Funds may borrow money for temporary or emergency purposes in amounts not in excess of 10% of the value of a Fund's total assets in the case of EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND and EVERGREEN INSTITUTIONAL MONEY MARKET FUND and one-third of the value of EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND'S total assets, including the amount borrowed. As another means of borrowing both EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND and EVERGREEN INSTITUTIONAL MONEY MARKET FUND may agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed upon date and price (a "reverse repurchase agreement") at the time of such borrowing in amounts up to 5% of the value of their total assets. A Fund will not purchase any securities whenever any borrowings (including reverse repurchase agreements) are outstanding. If either EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND or EVERGREEN INSTITUTIONAL MONEY MARKET FUND enter into a reverse repurchase agreement, they will place in a segregated custodial account cash, United States Government securities or liquid high grade debt obligations having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.
Other Investment Restrictions. Each Fund has adopted additional investment restrictions that are set forth in the Statement of Additional Information.
                            MANAGEMENT OF THE FUNDS
INVESTMENT ADVISER
       The management of each Fund is supervised by the Trustees of the Trust under which each Fund has been established ("Trustees"). The Capital Management Group of First Union National Bank of North Carolina ("CMG") serves as investment adviser to EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND, EVERGREEN INSTITUTIONAL MONEY MARKET FUND and EVERGREEN INSTITUTIONAL TAX-EXEMPT MONEY MARKET FUND. First Union National Bank of North Carolina ("FUNB") is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the United States. First Union is headquartered in Charlotte, North Carolina, and had $139.9 billion in consolidated assets as of June 30, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. CMG manages or otherwise oversees the investment of over $42.1 billion in assets belonging to a wide range of clients, including all the series of Evergreen Investment Trust, the two series of The Evergreen Lexicon Fund (formerly The FFB Lexicon Fund) and the two series of Evergreen Tax-Free Trust (formerly FFB Funds Trust). First Union Brokerage Services, Inc., a wholly-owned subsidiary of FUNB, is a registered broker-dealer that is principally engaged in providing retail brokerage services consistent with its federal banking authorizations. First Union Capital Markets Corp., a wholly-owned subsidiary of First Union, is a registered broker-dealer principally engaged in providing, consistent with its federal banking authorizations, private placement, securities dealing, and underwriting services. CMG is entitled to receive from each Fund an annual fee equal to .15 of 1% of average daily net assets.
       Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly-owned subsidiary of FUNB, serves as administrator to EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND, EVERGREEN INSTITUTIONAL MONEY MARKET FUND and EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND and is entitled to receive a fee based on the average daily net assets of each Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .050% of the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion. Furman Selz LLC, an affiliate of Evergreen Funds Distributor, Inc., distributor for the Evergreen group of mutual funds, serves as sub-administrator to the Funds and is entitled to receive a fee from each Fund calculated on the average daily net assets of the Funds at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which the CMG or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule:
 .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of $25 billion. The total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset serve as investment adviser were approximately $15.2 billion as of June 30, 1996.
                       PURCHASE AND REDEMPTION OF SHARES
HOW TO BUY SHARES
       Investors may purchase Fund shares at net asset value by mail or wire as described below. The Funds impose no sales charges on purchases of Institutional shares. Institutional shares are the only class of shares offered by this Prospectus and are only available to institutional investors who are clients of the Funds investment adviser or its affiliates or who have a significant business relationship with the Funds investment adviser or its affiliates. The minimum initial investment is $1,000,000 which may be waived in certain situations. There is no minimum for subsequent investments.
Purchases by Wire. Initial investments may be made by wire by (i) calling State Street at (800) 423-2615 for an account number and (ii) instructing your bank, which may charge a fee, to wire federal funds to State Street, as follows: State Street Bank and Trust Company, ABA No.0110-0002-8, Attn: Custodian and Shareholder Services. The wire must include references to the Fund in which an investment is being made, account registration, and the account number. A completed Purchase Application must also be sent to State Street indicating that the shares have been purchased by wire, giving the date the wire was sent and referencing the account number. Subsequent wire investments may be made by existing shareholders by following the instructions outlined above. It is not necessary, however, for existing shareholders to call for another account number.
How the Funds Value Their Shares. The net asset value of each Fund's shares for purposes of both purchases and redemptions is determined twice daily, at 12 noon (Eastern time) and promptly after the regular close of the New York Stock Exchange (currently 4:00 p.m. Eastern time) each business day (i.e., any weekday exclusive of days on which the New York Stock Exchange (the "Exchange") or State Street is closed). The Exchange is closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is calculated by taking the sum of the values of a Fund's investments and any cash and other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Funds Investment adviser, are accrued daily. The securities in a Fund's portfolio are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter a constant straight-line amortization of any discount or premium is assumed each day regardless of the impact of fluctuating interest rates on the market value of the security. The market value of the obligations in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. As a result, the market value of the obligations in a Fund's portfolio may vary from the value determined using the amortized cost method. The market value of securities which are not rated is normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees.
       Each Fund attempts to maintain its net asset value at $1.00 per share. Under most conditions, management believes this will be possible, although there can be no assurance that this will be achieved. Calculations are periodically made to compare the value of a Fund's portfolio valued at amortized cost with market values. If a deviation of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values and a Fund's $1.00 per share net asset value, or if there were other deviations which the Trustees of the Trust under which each Fund operates believed would result in a material dilution to shareholders or purchasers, the Trustees would promptly consider what action, if any, should be initiated.
Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's remittance is not promptly received, the investor will be responsible for any loss a Fund or the Fund's investment adviser incurs. If such investor is an existing shareholder, a Fund may redeem shares from the investor's account to reimburse a Fund or the Fund's investment adviser for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen mutual funds. Shares of the Funds are sold at the net asset value per share next determined after a shareholder's investment has been converted to federal funds. Investments by federal funds wire will be effective upon receipt. Shares purchased via telephone will receive the dividend declared on that day if the telephone order is placed by 12 noon (Eastern time), and federal funds are received the same day by 4:00 p.m. (Eastern time). Investors should telephone the Fund at the number on the front page of this Prospectus for additional information on same day purchases by telephone. Investment checks received at State Street will be invested on the date of receipt. Shareholders will begin earning dividends the following business day. A Fund cannot accept investments specifying a certain price or date and reserves the right to reject any specific purchase order, including orders in connection with exchanges from the other Evergreen Funds. Although not currently anticipated, each Fund reserves the right to suspend the offer of shares for a period of time.
HOW TO REDEEM SHARES
       You may "redeem", i.e. sell, your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, a Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to ten days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or cancelled. Redeeming Shares Directly By Mail Or Telephone. Send a signed letter of instruction or stock power form to State Street which is the registrar, transfer agent and dividend-disbursing agent for each Fund. Stock power forms are available from your financial intermediary, State Street, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $10,000 or where the redemption proceeds are to be mailed to an address other than that shown in the account registration. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street.
       Shareholders may withdraw amounts of $1,000 or more from their accounts by calling State Street at (800) 423-2615 between the hours of 8:00 a.m. to 5:30 p.m. (Eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or State Street's offices are closed). The Exchange is closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Redemption requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. Shareholders who are unable to reach a Fund or State Street by telephone should follow the procedures outlined above for redemption by mail.
       The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must indicate this on the Purchase Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in a Fund at a designated commercial bank. State Street currently deducts a $5.00 wire charge from all redemption proceeds wired. This charge is subject to change without notice. Redemption proceeds will be wired on the same day if the request is made prior to 12 noon (Eastern time). Such shares, however, will not earn dividends for that day. Redemption requests received after 12 noon will earn dividends for that day, and the proceeds will be wired on the following business day. A shareholder who decides later to use this service, or to change instructions already given, should fill out a Shareholder Services Form and send it to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827, with such shareholder's signature guaranteed by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street. Shareholders should allow approximately ten days for such form to be processed. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring some form of identification prior to acting upon instructions and tape recording of telephone instructions. If a Fund fails to follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. The Funds will not be liable for following telephone instructions reasonably believed to be genuine. The Funds reserve the right to refuse a telephone redemption if it is believed advisable to do so. Financial intermediaries may charge a fee for handling telephonic requests. Procedures for redeeming Fund shares by telephone may be modified or terminated without notice at any time.
Redemptions By Check. Upon request each Fund will provide holders of Institutional shares, without charge, with checks drawn on the Fund that will clear through State Street. Shareholders will be subject to State Street's rules and regulations governing such checking accounts. Checks will be sent usually within ten business days following the date the account is established. Checks may be made payable to the order of any payee in an amount of $250 or more. The payee of the check may cash or deposit it like a check drawn on a bank. (Investors should be aware that, as in the case with regular bank checks, certain banks may not provide cash at the time of deposit, but will wait until they have received payment from State Street.) When such a check is presented to State Street for payment, State Street, as the shareholder's agent, causes the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. Checks will be returned by State Street if there are insufficient or uncollectable shares to meet the withdrawal amount. The check writing procedure for withdrawal enables shareholders to continue earning income on the shares to be redeemed up to but not including the date the redemption check is presented to State Street for payment. Shareholders wishing to use this method of redemption, should fill out the appropriate part of the Purchase Application (including the Signature Card) and mail the completed form to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827. Shareholders requesting this service after an account has been opened must contact State Street since additional documentation will be required. Currently, there is no charge either for checks or for the clearance of any checks. This service may be terminated or altered at any time.
General. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by Federal securities law. The Funds reserve the right to close an account that through redemption has remained below $1,000 for thirty days. Shareholders will receive sixty days' written notice to increase the account value before the account is closed. See the Statement of Additional Information for further details.
EXCHANGE PRIVILEGE
How To Exchange Shares. You may exchange some or all of your shares for Class Y shares of certain other Evergreen mutual funds by telephone or mail as described below. An exchange which represents an initial investment in another Evergreen mutual fund must amount to at least $1,000. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset values of the shares exchanged next determined after an exchange request is received. Exchanges are subject to minimum investment and suitability requirements. Each of the Evergreen mutual funds has different investment objectives and policies. For complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange is treated for Federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. This exchange privilege may be materially modified or discontinued at any time by the Fund upon sixty days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.
Exchanges by Telephone and Mail. You may exchange shares by telephone by calling State Street at (800) 423-2615. Exchange requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach State Street by telephone. If you wish to use the telephone exchange service you should indicate this on the Purchase Application. As noted above, each Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or State Street if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares", however, no signature guarantee is required. EFFECT OF BANKING LAWS
       The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of their customer. Evergreen Asset, since it is a subsidiary of FUNB, and CMG are subject to and in compliance with the aforementioned laws and regulations.
       Changes to applicable laws and regulations or future judicial or administrative decisions could result in CMG being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of a Fund by its customers. If CMG was prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.
                               OTHER INFORMATION
DIVIDENDS, DISTRIBUTIONS AND TAXES
       The Funds declare substantially all of their net income as dividends on each business day. Such dividends are paid monthly. Net income, for dividend purposes, includes accrued interest and any market discount or premium that day, less the estimated expenses of a Fund. Gains or losses realized upon the sale of portfolio securities are not included in net income, but are reflected in the net asset value of a Fund's shares. Distributions of any net realized capital gains will be made annually or more frequently as required by the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The amount of dividends may fluctuate from day to day, and the dividend may be omitted on a day where Fund expenses exceed net investment income. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January that were declared in the previous calendar quarter may be treated as paid in the immediately preceding December. Such dividends will be automatically reinvested in full and fractional shares of a Fund on the last business day of each month. However, shareholders who so inform the transfer agent in writing may have their dividends paid out in cash monthly. Shareholders who invest by check will be credited with a dividend on the business day following initial investment. Shareholders will receive dividends on investments made by federal funds bank wire the same day the wire is received provided that wire purchases are received by State Street by 12 noon (Eastern time). Shares purchased by qualified institutions via telephone as described in "How to Purchase Shares" will receive the dividend declared on that day if the telephone order is placed by 12 noon (Eastern time), and federal funds are received by 4:00 p.m. (Eastern time). All other wire purchases received after 12 noon (Eastern time) will earn dividends beginning the following business day. Dividends accruing on the day of redemption will be paid to redeeming shareholders except for redemptions by check and where proceeds are wired the same day. (See "How to Redeem Shares".)
       Each Fund intends to qualify to be treated as a regulated investment company under the Code. While so qualified, it is expected that each Fund will not be required to pay any Federal income taxes on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements. The excise tax generally does not apply to the tax exempt income of a regulated investment company (such as EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND) that pays exempt interest dividends. Except as noted below with respect to EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND, most shareholders of the Funds normally will have to pay Federal income taxes and any state or local taxes on the dividends and distributions they receive from a Fund.

       EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND will designate and pay exempt-interest dividends derived from interest earned on qualifying tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes, however, (1) all or a portion of such exempt-interest dividends may be a specific preference item for purposes of the Federal individual and corporate alternative minimum taxes to the extent that they are derived from certain types of private activity bonds issued after August 7, 1986, and (2) all exempt-interest dividends will be a component of "adjusted current earnings" for purposes of the Federal corporate alternative minimum tax. Dividends paid from taxable income, if any, and distributions of any net realized short-term capital gains (whether from tax exempt or taxable obligations) are taxable as ordinary income, even though received in additional Fund shares. Market discount recognized on taxable and tax-free bonds is taxable as ordinary income, not as excludable income. Following the end of each calendar year, every shareholder of the Funds will be sent applicable tax information and information regarding the dividends and capital gain distributions made during the calendar year. Under current law, the highest Federal income tax rate applicable to net long-term capital gains realized by individuals is 28%. The rate applicable to corporations is 35%. Since the Funds gross income is ordinarily expected to be interest income, it is not expected that the 70% dividends-received deduction for corporations will be applicable. Specific questions should be addressed to the investor's own tax adviser. Each Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, you must certify on the Purchase Application, or on a separate form supplied by State Street, that the investor's social security or taxpayer identification number is correct and that the investor is not currently subject to backup withholding or is exempt from backup withholding.
GENERAL INFORMATION
Portfolio Transactions. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.
Organization. The EVERGREEN INSTITUTIONAL MONEY MARKET FUND and EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND are separate investment series of Evergreen Money Market Trust, which is a Massachusetts business trust organized in 1987. The EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND is a separate investment series of The Evergreen Municipal Trust, which is a Massachusetts business trust organized in 1988.
       The Funds do not intend to hold annual shareholder meetings; shareholder meetings will be held only when required by applicable law. Shareholders have available certain procedures for the removal of Trustees.
Custodian, Registrar, Transfer Agent And Dividend-Disbursing Agent. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as each Fund's custodian, registrar, transfer agent and dividend-disbursing agent. State Street is compensated for its services as transfer agent by a fee based upon the number of shareholder accounts maintained for the Fund.
Principal Underwriter. EFD, an affiliate of Furman Selz LLC, located 237 Park Avenue, New York, New York 10017, is the principal underwriter of the Funds. Furman Selz LLC also acts as sub-administrator to the Funds, including providing personnel to serve as officers of the Funds.
Other Classes of Shares. The Funds offer two classes of shares, Institutional Service and Institutional. Institutional shares are the only Class offered by this Prospectus.
Performance Information. From time to time, a Fund may quote its yield in advertisements or in reports to shareholders. Yield information may be useful in reviewing the performance of a Fund and for providing a basis for comparison with other investment alternatives. However, since net investment income of a Fund changes in response to fluctuations in interest rates and Fund expenses, any given yield quotation should not be considered representative of a Fund's yields for any future period.
       The method of calculating each Fund's yield is set forth in the Statement of Additional Information. Before investing, the investor may want to determine which investment -- tax-free or taxable -- will result in a higher after-tax return. To do this, the yield on the tax-free investment should be divided by the decimal determined by subtracting from 1 the highest Federal tax rate to which the investor currently is subject. For example, if the tax-free yield is 6% and the investor's maximum tax bracket is 36%, the computation is:
6% Tax-Free Yield /(1-.36 Tax Rate) = 6/.64 = 9.38% Taxable Yield. In this example, the investor's after-tax return will be higher from the 6% tax-free investment if available taxable yields are below 9.38%. Conversely, the taxable investment will provide a higher return when taxable yields exceed 9.38%. This is only an example and is not necessarily reflective of a Fund's yield. The tax equivalent yield will be lower for investors in the lower income brackets.

       Comparative performance information may also be used from time to time in advertising or marketing the Funds' shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report, Bank Rate Monitor and other industry publications.
Liability Under Massachusetts Law. Under Massachusetts law, trustees and shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Declarations of Trust under which Funds operate provide that no Trustee or shareholder will be personally liable for the obligations of the Trust and that every written contract made by the Trust contain a provision to that effect. If any Trustee or shareholder were required to pay any liability of the Trust, that person would be entitled to reimbursement from the general assets of the Trust.
Additional Information. This Prospectus and the Statement of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the Act. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

  INVESTMENT ADVISER
  Capital Management Group of First Union National Bank of North Carolina, 201 South College Street, Charlotte, North Carolina 28288
  EVERGREEN INSTITUTIONAL MONEY MARKET FUND
  EVERGREEN INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND
  EVERGREEN INSTITUTIONAL TREASURY MONEY MARKET FUND
  CUSTODIAN & TRANSFER AGENT
  State Street Bank and Trust Company, Box 9021, Boston, Massachusetts
  02205-9827
  LEGAL COUNSEL
  Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C.
  20036
  INDEPENDENT AUDITORS
  Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036 DISTRIBUTOR
  Evergreen Funds Distributor, Inc., 230 Park Avenue, New York, New York 10017
                                                                         45667

*******************************************************************************

                         STATEMENT OF ADDITIONAL INFORMATION

                                 October 31, 1996


                             THE EVERGREEN MONEY MARKET FUNDS
                        2500 Westchester Avenue, Purchase, New York 10577
                                       800-807-2940

Evergreen Money Market Fund ("Money Market")
Evergreen Tax Exempt Money Market Fund ("Tax Exempt")
Evergreen Pennsylvania Tax-Free Money Market Fund (formerly FFB Pennsylvania Tax-Free Money Market Fund)("Pennsylvania")
Evergreen Treasury Money Market Fund (formerly First Union Treasury Money Market Portfolio)("Treasury")
Evergreen Institutional  Money  Market  Fund  ("Institutional   Money  Market")
Evergreen Institutional  Tax  Exempt  Money  Market  Fund   ("Institutional Tax
Exempt")
Evergreen Institutional Treasury Money Market Fund ("Institutional Treasury")


This Statement of Additional Information pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the Prospectus dated October 31, 1996 for the Fund in which you are making or contemplating an investment. The Evergreen Money Market Funds are offered through six separate prospectuses: one offering Class A and Class B shares of Money Market and Class A shares of Tax Exempt and Treasury, one offering Class A shares of Pennsylvania, one offering Class Y shares of Money Market, Tax Exempt and Treasury, one offering Class Y shares of Pennsylvania, one offering Institutional Service shares of Institutional Money Market, Institutional Tax Exempt and Institutional Treasury and one offering Institutional shares of Institutional Money Market, Institutional Tax Exempt and Institutional Treasury. Copies of each Prospectus may be obtained without charge by calling the number listed above.

TABLE OF CONTENTS



Investment Objectives and Policies................................ 2
Investment Restrictions........................................... 4
Certain Risk Considerations....................................... 9
Management........................................................ 9
Investment Advisers............................................... 15
Distribution Plans................................................ 19
Allocation of Brokerage........................................... 22
Additional Tax Information........................................ 23
Net Asset Value................................................... 25
Purchase of Shares................................................ 26
Performance Information........................................... 32
Financial Statements.............................................. 34
Appendix A - Description of Bond, Municipal Note and Commercial Paper Ratings Appendix B - Special Considerations Relating to Investment In Pennsylvania Municipal Issuers

                           INVESTMENT OBJECTIVES AND POLICIES
(See also "Description of the Funds -Investment Objectives and Policies" in each Fund's Prospectus)

The investment objective of each Fund and a description of the securities in which each Fund may invest is set forth under "Description of the Funds - Investment Objectives and Policies" in the relevant Prospectus. The following expands upon the discussion in the Prospectus regarding certain investments of the following Funds:

Tax Exempt, Pennsylvania and Institutional Tax Exempt

To attain its objectives, each Fund invests primarily in high quality Municipal Obligations which have remaining maturities not exceeding thirteen months. Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. For information concerning the investment quality of Municipal Obligations that may be purchased by the Fund, see "Investment Objective and Policies" in the Prospectus. The tax-exempt status of a Municipal Obligation is determined by the issuer's bond counsel at the time of the issuance of the security.

For the purpose of certain requirements under the Investment Company Act of 1940 (the "1940 Act") and each Fund's various investment restrictions, identification of the "issuer" of a municipal security depends on the terms and conditions of the security. When the assets and revenues of a political subdivision are separate from those of the government which created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then the non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security and would be treated as an issue of the government or other agency.

Municipal bonds may be categorized as "general obligation" or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are secured by the net revenue derived from a particular facility or group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source, but not by the general taxing power. Industrial development bonds are, in most cases, revenue bonds and do not generally carry the pledge of the credit of the issuing municipality or public authority.

Municipal Notes. Municipal notes include, but are not limited to, tax anticipation notes (TANs), bond anticipation notes (BANs), revenue anticipation notes (RANs), construction loan notes and project notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenue are usually general obligations of the issuer. Project notes are issued by local housing authorities to finance urban renewal and public housing projects and are secured by the full faith and credit of the U.S. Government.

Municipal Commercial Paper. Municipal commercial paper is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. It is paid from the general revenues of the issuer or refinanced with additional issuances of commercial paper or long-term debt.

Municipal Leases. Municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchases or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. These types of municipal leases may be considered illiquid and subject to the 10% limitation of investment in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Trustees of each Trust under which each Fund operates may adopt guidelines and delegate to the Adviser (as defined below) the daily function of determining and monitoring the liquidity of municipal leases. In making such determination, the Board and the Adviser may consider such factors as the frequency of trades for the obligations, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any municipal leases are illiquid, such leases will be subject to the 10% limitation on investments in illiquid securities.

For purposes of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and be treated as an issue of such government or entity.

As described in each Fund's Prospectus, the Fund may, under limited circumstances, elect to invest in certain taxable securities and repurchase agreements with respect to those securities. A Fund will enter into repurchase agreements only with broker-dealers, domestic banks or recognized financial institutions which, in the opinion of the Fund's Adviser, present minimal credit risks. In the event of default by the seller under a repurchase agreement, a Fund may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. The Fund's Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the agreed upon repurchase price. Repurchase agreements may be considered to be loans under the 1940 Act, collateralized by the underlying securities.


Each Fund may engage in the following investment activities:

Securities With Put Rights (or "stand-by commitments"). When a Fund purchases Municipal Obligations it may obtain the right to resell them, or "put" them, to the seller (a broker-dealer or bank) at an agreed upon price within a specific period prior to their maturity date. The Fund does not limit the percentage of its assets that may be invested in securities with put rights.

The amount payable to a Fund by the seller upon its exercise of a put will normally be (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during the period the securities were owned by the Fund. Absent unusual circumstances, each Fund values the underlying securities at their amortized cost. Accordingly, the amount payable by a broker-dealer or bank during the time a put is exercisable will be substantially the same as the value of the underlying securities.

A Fund's right to exercise a put is unconditional and unqualified. A put is not transferable by the Fund, although the Fund may sell the underlying securities to a third party at any time. Each Fund expects that puts will generally be available without any additional direct or indirect cost. However, if necessary and advisable, the Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a put (thus reducing the yield to maturity otherwise available to the same securities). Thus, the aggregate price paid for securities with put rights may be higher than the price that would otherwise be paid.

The acquisition of a put will not affect the valuation of the underlying security, which will continue to be valued in accordance with the amortized cost method. The actual put will be valued at zero in determining net asset value. Where a Fund pays directly or indirectly for a put, its cost will be reflected as an unrealized loss for the period during which the put is held by that Fund and will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

 .........Except  as noted,  the  investment  restrictions  set  forth  below are fundamental and may not be changed with respect to each Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. Where an asterisk (*) appears after a Fund's name, the relevant policy is non-fundamental with respect to that Fund and may be changed by the Fund's Adviser without shareholder approval, subject to review and approval by the Trustees. As used in this Statement of Additional Information and in the Prospectus, "a majority of the outstanding voting securities of the Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

1........Concentration of Assets in Any One Issuer

 .........Tax Exempt,  Pennsylvania,  Money Market,  Institutional Tax Exempt and
Institutional Money Market may not invest more than 5% of their total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of Tax Exempt's, Institutional Tax Exempt's and
Pennsylvania's   total  assets  may  be  invested  without  regard  to  such  5%
limitation.   For  this  purpose  each   political   subdivision,   agency,   or
instrumentality and each multi-state agency of which a state is a member, and each public authority which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of each Fund's portfolio.

2........Ten Percent Limitation on Securities of Any One Issuer

 .........Neither  Money Market,  Pennsylvania,  Tax Exempt,  Institutional Money
Market nor Institutional Tax Exempt may purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

3........Investment for Purposes of Control or Management

 .........Neither  Money Market,  Pennsylvania,  Tax Exempt,  Institutional Money
Market* nor Institutional Tax Exempt* may invest in companies for the purpose of exercising control or management.

4........Purchase of Securities on Margin

 .........Neither Money Market, Pennsylvania, Tax Exempt, Treasury, Institutional
Money Market*, Institutional Tax Exempt* nor Institutional Treasury* may purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

5........Unseasoned Issuers

 .........Money  Market and Institutional  Money Market* may not invest more than
5% of their total assets in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

 .........Tax Exempt and Institutional Tax Exempt* may not invest more than 5% of their total assets in taxable securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors, except that (i) each Fund may invest in obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities, and
(ii) each Fund may invest in municipal securities.

6........Underwriting

 .........Money Market, Pennsylvania,  Tax Exempt, Institutional Money Market and
Institutional Tax Exempt may not engage in the business of underwriting the securities of other issuers; provided that the purchase by Tax Exempt and Institutional Tax Exempt of municipal securities or other permitted investments, directly from the issuer thereof (or from an underwriter for an issuer) and the later disposition of such securities in accordance with the Fund's investment program shall not be deemed to be an underwriting.

7........Interests in Oil, Gas or Other Mineral Exploration or Development
Programs

 .........Neither  Money Market,  Pennsylvania,  Tax Exempt,  Institutional Money
Market* nor Institutional Tax Exempt* may purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

8........Concentration in Any One Industry

 .........Neither  Money Market,  Pennsylvania,  Tax Exempt,  Institutional Money
Market nor Institutional Tax Exempt may invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry; provided, that this limitation shall not apply to obligations
issued   or   guaranteed   by  the   U.S.   government   or  its   agencies   or
instrumentalities, or with respect to Pennsylvania, Tax Exempt and Institutional Tax Exempt, to municipal securities and certificates of deposit and bankers' acceptances issued by domestic branches of U.S.
banks.

9........Warrants

 .........Tax Exempt and Institutional Tax Exempt* may not invest more than 5% of their total net assets in warrants, and, of this amount, no more than 2% of the Fund's total net assets may be invested in warrants that are listed on neither the New York nor the American Stock Exchange.

10.......Ownership by Trustees/Officers

 .........Neither  Money  Market,  Tax  Exempt,  Treasury,   Institutional  Money
Market*, Institutional Tax Exempt* nor Institutional Treasury* may purchase or retain the securities of any issuer if (i) one or more officers or Trustees of a Fund or its investment adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

11.......Short Sales

 .........Neither  Money  Market,  Tax  Exempt,  Treasury,   Institutional  Money
Market*, Institutional Tax Exempt* nor Institutional Treasury* may make short sales of securities or maintain a short position; except that, in the case of Treasury, Institutional Treasury, Institutional Tax Exempt and Institutional Money Market, at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

12.......Lending of Funds and Securities

 .........Tax  Exempt and  Institutional  Tax Exempt may not lend their  funds to other persons; however, they may purchase issues of debt securities, enter into repurchase agreements and acquire privately negotiated loans made to municipal borrowers.

 .........Money Market and Institutional Money Market may not lend their funds to other persons, provided that they may purchase money market securities or enter into repurchase agreements.

 .........Treasury and Institutional  Treasury will not lend any of their assets, except that they may purchase or hold U.S. Treasury obligations, including repurchase agreements.

 .........Neither  Money Market,  Pennsylvania,  Tax Exempt,  Institutional Money
Market nor Institutional Tax Exempt may lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash, letters of credit or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the current market value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's total assets (5% in the case of Pennsylvania).

13.......Commodities

 .........  Money  Market,  Tax  Exempt,   Treasury*,   Institutional  Treasury*,
Institutional Money Market* and Institutional Tax Exempt* may not purchase, sell or invest in commodities, commodity contracts or financial futures contracts.

14.......Real Estate

 .........The Funds may not purchase,  sell or invest in real estate or interests in real estate, except that Money Market and Institutional Money Market may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts, Tax Exempt and Institutional Tax Exempt may purchase municipal securities and other debt securities secured by real estate or interests therein and Pennsylvania may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.

15.......Borrowing, Senior Securities, Reverse Repurchase Agreements

 ......... Money Market, Tax Exempt, Institutional Money Market and Institutional
Tax Exempt may not borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing, provided that the Fund will not purchase any securities at times when any borrowings (including reverse repurchase agreements) are outstanding. The Funds will not enter into reverse repurchase agreements exceeding 5% of the value of their total assets.

 .........Pennsylvania  shall not  borrow  money,  issue  senior  securities,  or pledge, mortgage or hypothecate its assets, except that the Fund may borrow from banks if immediately after each borrowing there is asset coverage of at least 300%.

 .........Treasury  and  Institutional  Treasury will not issue senior securities except that each Fund may borrow money directly, as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets, or in an amount up to one- third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. Any such borrowings need not be collateralized. Each Fund will not purchase any securities while borrowings in excess of 5% of the total value of its total assets are outstanding. Each Fund will not borrow money or engage in reverse repurchase agreements for investment leverage purposes. Treasury and Institutional Treasury will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In these cases, Treasury and Institutional Treasury may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the pledge.

16.......Options

 .........Money Market, Tax Exempt, Institutional Money Market* and Institutional
Tax Exempt* may not write, purchase or sell put or call options, or combinations thereof, except Money Market and Institutional Money Market may do so as permitted under "Description of the Funds - Investment Objective and Policies" in each Fund's Prospectus and Tax Exempt and Institutional Tax Exempt may purchase securities with rights to put securities to the seller in accordance with its investment program.

 .........Pennsylvania shall not write, purchase or sell puts, calls, warrants or options or any combination thereof, except that the Fund may purchase securities with put or demand rights.

17.......Investment in Municipal Securities

 .........Pennsylvania,  Tax Exempt and  Institutional  Tax Exempt may not invest more than 20% of its total assets in securities other than municipal securities (as described under "Description of Funds - Investment Objectives and Policies" in each Fund's Prospectus), unless extraordinary circumstances dictate a more defensive posture.

18.......Investment in Money Market Securities

 .........Money Market may not purchase any securities other than money market instruments(as described under "Description of Funds - Investment Objectives and Policies" in the Fund's Prospectus).

19.......Investing in Securities of Other Investment Companies

 .........Treasury*,  Money Market*,  Pennsylvania*,  Tax Exempt*,  Institutional
Treasury*, Institutional Money Market* and Institutional Tax Exempt* will purchase securities of investment companies only in open-market transactions involving customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees and therefore any investment by the Funds in shares of another investment company would be subject to such duplicate expenses.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

CERTAIN RISK CONSIDERATIONS

 ...........There  can be no assurance  that a Fund will  achieve its  investment objective and an investment in the Fund involves certain risks which are described under "Description of the Funds - Investment Objectives and Policies" in each Fund's Prospectus.

MANAGEMENT

The age, address and principal occupation of the Trustees and executive officers of Evergreen Investment Trust (formerly First Union Funds), The Evergreen Municipal Trust, Evergreen Tax Free Trust (formerly FFB Funds Trust) and Evergreen Money Market Trust (each a "Trust" and collectively the "Trusts"), during the past five years are set forth below:

Laurence B. Ashkin (68), 180 East Pearson Street, Chicago, IL-Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

Foster Bam (69), 2 Greenwich Plaza, Greenwich, CT-Trustee. Partner in the law firm of Cummings and Lockwood since 1968.

James S. Howell (72), 4124 Crossgate Road, Charlotte, NC-Chairman and Trustee. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993.

Gerald  M.  McDonnell  (57),  209  Harris  Drive,  Norfolk,   NE-Trustee.  Sales
Representative with Nucor-Yamoto Inc. (steel producer) since 1988.

Thomas L. McVerry (58), 4419 Parkview Drive, Charlotte, NC-Trustee. Director of Carolina Cooperative Federal Credit Union since 1990.

William Walt Pettit* (41), Holcomb and Pettit, P.A., 227 West Trade St., Charlotte, NC-Trustee. Partner in the law firm Holcomb and Pettit, P.A. since 1990.

Russell A. Salton, III, M.D. (49), 205 Regency Executive Park, Charlotte, NC-Trustee. Medical Director, U.S. Healthcare of Charlotte, North Carolina since 1995; President, Primary Physician Care from 1990 to 1995.

Michael S. Scofield (53), 212 S. Tryon Street Suite 1280, Charlotte, NC-Trustee. Attorney, Law Offices of Michael S. Scofield since 1969.

Robert J. Jeffries (73), 2118 New Bedford Drive, Sun City Center, FL-Trustee Emeritus. Corporate consultant since 1967.

John J. Pileggi (37), 237 Park Avenue, Suite 910, New York, NY-President and Treasurer. Senior Managing Director, Furman Selz LLC since 1992, Managing Director from 1984 to 1992.

Joan V. Fiore (40), 237 Park Avenue, Suite 910, New York, NY-Secretary. Managing Director and Counsel, Furman Selz LLC since 1991; Staff Attorney, Securities and Exchange Commission from 1986 to 1991.

The officers listed above hold the same positions with thirteen investment companies offering a total of forty-one investment funds within the Evergreen mutual fund complex. Messrs. Howell, Salton and Scofield are Trustees of all thirteen investment companies. Messrs. McDonnell, McVerry and Pettit are Trustees of twelve of the investment companies (excluded is Evergreen Variable Trust). Messrs. Ashkin, Bam and Jeffries are Trustees of eleven of the investment companies (excluded are Evergreen Variable Trust and Evergreen Investment Trust.)
----------

* Mr. Pettit may be deemed to be an "interested person" within the meaning of the 1940 Act.

The officers of the Trusts are all officers and/or employees of Furman Selz LLC. Furman Selz LLC is an affiliate of Evergreen Funds Distributor, Inc., the distributor of each Class of shares of each Fund.

The Funds do not pay any direct remuneration to any officer or Trustee who is an "affiliated person" of either First Union National Bank of North Carolina or Evergreen Asset Management Corp. or their affiliates. See "Investment Adviser." Currently, none of the Trustees is an "affiliated person" as defined in the 1940 Act. Evergreen Investment Trust, Evergreen Money Market Trust and The Evergreen Municipal Trust pay each Trustee who is not an "affiliated person" an annual retainer and a fee per meeting attended, plus expenses. The Evergreen Tax Free Trust pays each Trustee who is not an "affiliated person" a fee per meeting attended, plus expenses, as follows:

Name of Fund                    Annual Retainer             Meeting Fee

Evergreen Investment Trust -    $15,000*                    $2,000*
    Treasury

Evergreen Money Market Trust -  $4,000**
    Money Market                                            $100
    Institutional Money Market                              $100
    Institutional Treasury                                  $100

The Evergreen Municipal Trust -       **
    Tax Exempt                                              $100
    Institutional Tax Exempt                                $100

Evergreen Tax Free Trust -      -0-
    Pennsylvania                                            $100

---------------------------

* The annual retainer and the per meeting fee paid by Evergreen Investment Trust to each Trustee are allocated among its fourteen series.

** Allocated among the Evergreen Money Market Trust (which offers three investment series) and The Evergreen Municipal Trust (which offers five investment series).


In addition:

  (1) Each non-affiliated Trustee is paid a fee of $500 for each special telephonic meeting in which he participates, regardless of the number of Funds for which the meeting is called.

  (2) The Chairman of the Board of the Evergreen group of mutual funds is paid an annual retainer of $5,000, and the Chairman of the Audit Committee is paid an annual retainer of $2,000. These retainers are allocated among all the funds in the Evergreen group of mutual funds, based upon assets.

  (3)     Each member of the Audit Committee is paid an annual retainer of $500.

  (4) Any individual who has been appointed as a Trustee Emeritus of one or more funds in the Evergreen group of mutual funds is paid one-half of the fees that are payable to regular Trustees.

     Set forth below for each of the Trustees is the aggregate compensation paid to such Trustees by each of Evergreen Investment Trust, The Evergreen Municipal Trust and Evergreen Money Market Trust for the fiscal year ended August 31, 1996 and by Evergreen Tax Free Trust for the period January 19, 1996 (the date of their election as Trustees) through August 31, 1996.

                                                                      Total
                            Aggregate Compensation From Trust       Compensation
                    Evergreen   The                                  From Trusts
                    Money       Evergreen     Evergreen   Evergreen   & Fund
Name of             Market      Municipal     Investment  Tax Free  Complex Paid
Trustee             Trust       Trust         Trust       Trust      to Trustees


Laurence Ashkin    $4,108       $4,038             0      $ 611       $33,050

Foster Bam          4,108        4,038             0        611        33,050

James S. Howell     4,466        4,287        25,779        606        62,825

Gerald M.           4,018        3,963        22,166        606        56,300
 McDonnell

Thomas L.           4,190        4,053        22,706        606        57,425
 McVerry

William Walt        3,968        3,927        21,987        606        55,925
 Pettit

Russell A.          3,968        3,927        21,987        606        58,575
 Salton, III, M.D.

Michael S.          3,968        3,927        21,987        606        58,575
 Scofield

Robert Jeffries*    2,648        2,686             0        311        21,813
--------------------

*  Robert J. Jeffries has been serving as a Trustee Emeritus since January 1,
1996.

      As of the date of this Statement of Additional Information, the officers and Trustees of each of the Trusts as a group owned less than 1% of the outstanding shares of any of the Funds.

     Set forth below is information with respect to each person, who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of each Fund's total outstanding shares and their aggregate ownership of the Fund's total outstanding shares as of August 31, 1996.


                                    Name of                          % of
Name and Address*                   Fund/Class       No. of Shares   Class/Fund
------------------                  ----------       -------------   ----------

First Union National Bank of FL   Money Market/A    441,116,098   25.13% /16.73%
Attn: Cap Account Dept.
One First Union Center
Charlotte, NC  28288

First Union National Bank of NC   Money Market/A    189,391,713   10.70% / 7.18%
Cap Account
Attn: Shelia Bryendon CMG 1164
One First Union Center
301 S. College Street
Charlotte, NC  28202-6000


First Union National Bank of NJ   Money Market/A    105,731,878    6.02% / 4.01%
Attn: Cap Account Dept.
One First Union Center
Charlotte, NC  28288

First Union National Bank         Money Market/A    212,302,903   12.09% / 8.05%
Trust Accounts
Attn Ginny Batten CMG 1151-2
401 Tryon Street 3rd Fl.
Charlotte NC 28288

First Union National Bank         Money Market/Y    176,135,042  26.22% / 6.68%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union Insurance Group       Money Market/Y     35,800,000   5.33% / 1.36%
Attn Harry Laderer
301 S. Tryon Street
Charlotte, NC  28288-0001
                                                                 12


First Union National Bank of FL   Tax-Exempt/A      194,707,088  29.47% / 15.23%
Attn:  Cap Account Dept.
One First Union Center
Charlotte, NC  28288

First Union National Bank of NC   Tax-Exempt/A      148,212,559  22.43% / 11.60%
Cap Account
Attn: Shelia Bryendon CMG 1164
One First Union Center
301 S. College Street
Charlotte, NC  28288-0001


First Union National Bank of GA   Tax-Exempt/A       38,452,170    5.82% / 3.01%
Attn: Cap Account Dept.
One First Union Center
Charlotte, NC  28288

First Union National Bank         Tax-Exempt/A      58,110,478    8.80% /14.55%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-151
301 S. Tryon Street
Charlotte, NC  28288


First Union National Bank         Tax-Exempt/Y     105,527,990   17.09% /8.26%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-151
301 S. Tryon Street
Charlotte, NC  28288


St Joe Forest Prod Specl Acct      Tax-Exempt/Y     71,030,564   11.50%/5.56%
Attn Susan Bacher Treas Mgr.
301 S. Tryon Street
Charlotte, NC 28288

St Joe Industries Inc. Special    Tax-Exempt/Y     64,548,439   10.45%/5.05%
Attn David Childers III
301 S. Tryon Street
Charlotte, NC 28288


First Union National Bank of FL   Treasury/A       441,570,610  16.03% / 13.11%
Attn: Cap Account Dept.
One First Union Center
Charlotte, NC  28288

First Union National Bank of NC   Treasury/A       270,046,253   10.36% / 8.02%
Attn: Cap Account Dept.
One First Union Center
301 S. College Street
Charlotte, NC  28202-6000

First Union National Bank of VA   Treasury/A       152,550,548   5.85% / 4.53%
Attn: Cap Account Dept.
One First Union Center
Charlotte, NC  28288

First Union National Bank of NC   Treasury/A       858,336,465   32.91% / 25.49%
Trust Accounts
Attn: Ginny Batten
11th  Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001


First Union National Bank of NC   Treasury/Y       685,143,280   90.15% / 20.34%
Trust Accounts
Attn: Ginny Batten
11th  Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

Dalick Feith &                    Pennsylvania/Y     2,849,082   5.89% / 4.04%
Rose Feith JT Ten
301 S. Tryon Street
Charlotte, NC  28288-0001

Johnathan B Detwiller             Pennsylvania/Y       2,873,457    5.95%/ 4.07%
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001

First Union National Bank         Pennsylvania/Y      14,284,140   29.55%/20.25%
Trust Accounts
Attn Ginny Batten CMG 11512
301 S. Tryon Street
Charlotte, NC 28288-0001

First Union Nation Bank of PA     Pennsylvania/A      18,119,249   81.63%/25.69%
Attn Cap Account Dept.
One First Union Center
Charlotte NC 28288


     Form Union National Bank of North Carolina and its affiliates act in various capacities for numerous accounts. As a result of its ownership on August 31, 1996, of 90.15% of Class Y shares and 43.27% Class A shares of Treasury Money Market Fund, 29.55% and 81.63%, respectively, of Class Y and Class A shares of Pennsylvania Money Market Fund, 26.22% of Class Y and 54.04% of Class A shares of Money Market Fund and 66.52% of Tax Exempt Money Market Fund, First Union may be deemed to "control" those Funds as that term is defined in the 1940 Act.

                           INVESTMENT ADVISERS
     (See also "Management of the Funds" in each Fund's Prospectus)

The investment adviser of Money Market and Tax Exempt is Evergreen Asset Management Corp., a New York corporation, with offices at 2500 Westchester Avenue, Purchase, New York ("Evergreen Asset" or the "Adviser."). Evergreen Asset is owned by First Union National Bank of North Carolina ("FUNB" or the "Adviser") which, in turn, is a subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered in Charlotte, North Carolina. The investment adviser of Treasury, Institutional Treasury, Institutional Money Market, Institutional Tax Exempt and Pennsylvania is FUNB which provides investment advisory services through its Capital Management Group. The Directors of Evergreen Asset are Richard K. Wagoner and Barbara I. Colvin. The executive officers of Evergreen Asset are Stephen A. Lieber, Chairman and Co-Chief Executive Officer, Nola Maddox Falcone, President and Co-Chief Executive Officer, and Theodore J. Israel, Jr., Executive Vice President.

On June 30, 1994, Evergreen Asset and Lieber and Company ("Lieber") were acquired by First Union through certain of its subsidiaries. Evergreen Asset was acquired by FUNB, a wholly-owned subsidiary (except for directors' qualifying shares) of First Union, by merger into EAMC Corporation ("EAMC") a wholly-owned subsidiary of FUNB. EAMC then assumed the name "Evergreen Asset Management Corp." and succeeded to the business of Evergreen Asset. Contemporaneously with the succession of EAMC to the business of Evergreen Asset and its assumption of the name "Evergreen Asset Management Corp.", Money Market and Tax Exempt entered into a new investment advisory agreement with EAMC and into a distribution agreement with Evergreen Funds Distributor, Inc. (the "Distributor"), an affiliate of Furman Selz LLC. At that time, EAMC also entered into a new sub-advisory agreement with Lieber pursuant to which Lieber provides certain services to Evergreen Asset in connection with its duties as investment adviser.

The partnership interests in Lieber, a New York general partnership, were acquired by Lieber I Corp. and Lieber II Corp., which are both wholly-owned subsidiaries of FUNB. The business of Lieber is being continued. The new advisory and sub-advisory agreements were approved by the shareholders of Money Market and Tax Exempt at their meeting held on June 23, 1994, and became effective on June 30, 1994.

Prior to January 1, 1996, First Fidelity Bank, N.A. ("First Fidelity") acted as investment adviser to Pennsylvania. On June 18, 1995, First Union entered into an Agreement and Plan of Merger (the "Merger Agreement") with First Fidelity Bancorporation ("FFB"), the corporate parent of First Fidelity which provided, among other things, for the merger (the "Merger") of FFB with and into a wholly-owned subsidiary of First Union. The Merger was consummated on January 1, 1996. As a result of the Merger, FUNB and its wholly-owned subsidiary, Evergreen Asset succeeded to the investment advisory and administrative functions currently performed by various units of First Fidelity.

Under its Investment Advisory Agreement with each Fund, each Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund's portfolio of investments. In addition, each Adviser provides office facilities to the Funds and performs a variety of administrative services. Each Fund pays the cost of all of its other expenses and liabilities, including expenses and liabilities incurred in connection with maintaining their registration under the Securities Act of 1933, as amended, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholder meetings and reports to shareholders. Notwithstanding the foregoing, each Adviser will pay the costs of printing and distributing prospectuses used for prospective shareholders.

     The method of computing the investment advisory fee for each Fund is described in such Fund's Prospectus. The advisory fees paid by each Fund for the three most recent fiscal periods reflected in its registration statement are set forth below:




TAX EXEMPT           Year Ended          Year Ended         Year Ended
                     8/31/96             8/31/95            8/31/94
Advisory Fee         $5,540,924         $2,329,035          $2,126,246

Waiver               (1,243,131)         (558,942)          (1,256,653)
                     -----------         ---------          ----------
Net Advisory Fee     $4,297,793         $1,770,093          $869,593
                     ===========         =========           =========

MONEY MARKET         Year Ended         Year Ended         Year Ended
                     8/31/96            8/31/95            8/31/94
Advisory Fee         $8,346,173        $1,831,518         $1,245,513

Waiver               (2,427,423)        (732,723)          (974,438)
                     -----------        ---------          ---------
Net Advisory Fee     $5,918,750        $1,098,795         $271,075
                      =========         =========          =========

PENNSYLVANIA         Six Months         Year Ended         Year Ended
                     ended 8/31/96*     2/29/96            2/28/95
Advisory Fee         $148,591           $312,440           $85,049

Waiver               (59,186)           (241,213)           (85,049)
                     --------           ---------           ---------
Net Advisory Fee     $89,405            $ 71,227            $      0
                     =======            =========           =========

 TREASURY            Year Ended        Eight Months        Year Ended
                                                              Ended
                     8/31/96           8/31/95**           12/31/94
Advisory Fee         $8,857,503        $2,814,251          $2,549,955

Waiver               (2,109,068)       (1,258,611)        (1,948,237)
                     ----------         ---------          ---------
Net Advisory Fee     $6,748,435        $1,555,640          $601,718
                      =========         =========           =========
--------------------

* The Fund changed its fiscal year from February 28 to August 31.

** The Fund changed its fiscal year from December 31 to August 31.


Expense Limitations

Evergreen Asset as Adviser to Money Market and Tax Exempt has, pursuant to each Investment Advisery Agreement, agreed to reimburse each Fund to the extent that any of these Funds' aggregate operating expenses (including the Adviser's fee, but excluding interest, taxes, brokerage commissions, and extraordinary expenses, and for such Funds Class A and Class B shares, as applicable, Rule 12b-1 distribution fees and shareholder servicing fees payable) exceed 1.00% of their average net assets for any fiscal year. FUNB as Adviser to Institutional Money Market, Institutional Tax Exempt and Institutional Treasury has voluntarily agreed to reimburse each Fund to the extent that any of these Funds' aggregate operating expenses (including the Adviser's fee, but excluding interest, taxes, brokerage commissions, and extraordinary expenses, and for such Funds Institutional Service shares Rule 12b-1 distribution fees and shareholder servicing fees payable) exceed .20 of 1.00% of their average net assets for any fiscal year for Institutional Class Shares and .45 of 10% for Insitutional Service Class shares.

The Investment Advisory Agreements are terminable, without the payment of any penalty, on sixty days' written notice, by a vote of the holders of a majority of each Fund's outstanding shares, or by a vote of a majority of each Trust's Trustees or by the respective Adviser. The Investment Advisory Agreements will automatically terminate in the event of their assignment. Each Investment Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder. The Investment Advisory Agreements with respect to Money Market and Tax Exempt, dated June 30, 1994, were each last approved by the Trustees of each Trust on February 8, 1996 and will continue from year to year provided that such continuance is approved annually by a vote of a majority of the Trustees of each Trust including a majority of those Trustees who are not parties thereto or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting duly called for the purpose of voting on such approval or a majority of the outstanding voting shares of each Fund. With respect to Treasury, the Investment Advisory Agreement dated February 28, 1985 and amended from time to time thereafter was last approved by the Trustees on February 8, 1996 and it will continue from year to year with respect to each Fund provided that such continuance is approved annually by a vote of a majority of the Trustees including a majority of those Trustees who are not parties thereto or "interested persons" of any such party cast in person at a meeting duly called for the purpose of voting on such approval or by a vote of a majority of the outstanding voting securities of the Fund. With respect to Pennsylvania, the Investment Advisory Agreement dated January 1, 1996 was first approved by the shareholders of the Fund on December 12, 1995 and will continue until January 1, 1998 and from year to year with respect to the Fund provided that such continuance is approved annually by a vote of a majority of the Trustees including a majority of those Trustees who are not parties thereto or "interested persons" of any such party cast in person at a meeting duly called for the purpose of voting on such approval or by a vote of a majority of the outstanding voting securities of the Fund. With respect to Institutional Money

Market,  Institutional  Tax Exempt and  Institutional  Treasury,  the Investment
Advisory Agreements dated September 30, 1996 were approved by each Fund's initial shareholder on September 30, 1996, and will continue in effect until September 30, 1998, and thereafter from year to year provided that their continuance is approved annually by a vote of a majority of the Trustees of each Trust including a majority of those Trustees who are not parties thereto or "interested persons" of any such party cast in person at a meeting duly called for the purpose of voting on such approval or by a vote of a majority of the outstanding voting securities of each Fund.

Certain other clients of each Adviser may have investment objectives and policies similar to those of the Funds. Each Adviser (including the sub-adviser) may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including one or more of the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Although the investment objectives of the Funds are not the same, and their investment decisions are made independently of each other, they rely upon the same resources for investment advice and recommendations. Therefore, on occasion, when a particular security meets the different investment objectives of the various Funds, they may simultaneously purchase or sell the same security. This could have a detrimental effect on the price and quantity of the security available to each Fund. If simultaneous transactions occur, the Adviser attempts to allocate the securities, both as to price and quantity, in accordance with a method deemed equitable to each Fund and consistent with their different investment objectives. In some cases, simultaneous purchases or sales could have a beneficial effect, in that the ability of one Fund to participate in volume transactions may produce better executions for that Fund.

Each Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund and the other registered investment companies for which either Evergreen Asset or FUNB acts as investment adviser or between the Fund and any advisory clients of Evergreen Asset, FUNB or Lieber. Each Fund may from time to time engage in such transactions but only in accordance with these procedures and if they are equitable to each participant and consistent with each participant's investment objectives.

Prior to July 1, 1995, Federated Administrative Services, a subsidiary of Federated Investors, provided legal, accounting and other administrative personnel and support services to each of the portfolios of Evergreen Investment Trust. The Trust paid a fee for such services at the following annual rate: .15% on the first $250 million average daily net assets of the Trust; .125% on the next $250 million; .10% on the next $250 million and .075% on assets in excess of $250 million. For the fiscal year ended August 31, 1996, the fiscal period ended August 31, 1995 and the fiscal year ended December 31, 1994, Treasury incurred $1,264,550, $601,034 and $462,002, respectively, in administrative service costs.

Prior to January 19, 1996, Furman Selz LLC acted as administrator for Pennsylvania. For the fiscal period ended January 18, 1996 and the fiscal years ended February 28, 1995 and 1994 Furman Selz LLC waived its entire administrative fee.

On July 1, 1995, Evergreen Asset, in the case of each of the portfolios of Evergreen Investment Trust, on January 19, 1996, in the case of Pennsylvania, and on the date of this Statement of Additional Information in the case of Institutional Treasury, Institutional Money Market and Institutional Tax Exempt, commenced providing administrative services for a fee based on the average daily net assets of each fund administered by Evergreen Asset for which Evergreen Asset or FUNB also serve as investment adviser, calculated daily and payable monthly at the following annual rates: .050% on the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30
billion.   Furman  Selz  LLC  an  affiliate  of  the   Distributor,   serves  as
sub-administrator to Treasury, Institutional Treasury, Institutional Money Market, Institutional Tax Exempt and Pennsylvania and is entitled to receive a fee based on the average daily net assets of Treasury, Institutional Treasury, Institutional Money Market, Institutional Tax Exempt and Pennsylvania at a rate from the Fund calculated on the total assets of the mutual funds administered by Evergreen Asset for which FUNB or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion;
 .0040% on assets in excess of $25 billion. The total assets of mutual funds administered by Evergreen Asset for which Evergreen Asset or FUNB serve as investment adviser as of August 31, 1996 were approximately $15.7 billion.


DISTRIBUTION PLANS

Reference is made to "Management of the Funds - Distribution Plans and Agreements" in the Prospectus of each Fund for additional disclosure regarding the Funds' distribution arrangements. Distribution fees are accrued daily and paid monthly on the Class A shares of Money Market, Tax Exempt, Treasury, Pennsylvania, Institutional Service shares of Intitutional Treasury, Institutional Money Market and Institutional Tax Exempt, and for Money Market, its Class B shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares.

Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Institutional Service and Class B shares, as applicable, (to the extent that each Fund offers such classes) (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plan and the purposes for which such expenditures were made to the Trustees of each Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of Trustees who are not "interested persons" of each Trust (as defined in the 1940 Act) are committed to the discretion of such disinterested Trustees then in office.

Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Securities and Exchange Commission make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

Money Market commenced offering Class A and Class B shares and Tax Exempt commenced offering Class A shares, on January 3, 1995. Each Plan with respect to such Funds became effective on December 30, 1994 and was initially approved by the sole shareholder of each Class of shares of each Fund with respect to which a Plan was adopted on that date and by the unanimous vote of the Trustees of each Trust, including the disinterested Trustees voting separately, at a meeting called for that purpose and held on December 13, 1994. The Distribution Agreements between each Fund and the Distributor, pursuant to which distribution fees are paid under the Plans by each Fund with respect to its Class A and Class B shares were also approved at the December 13, 1994 meeting by the unanimous vote of the Trustees, including the disinterested Trustees voting separately. Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of each Trust or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Class, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as Trustees of the Trust) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

Prior to July 8, 1995, Federated Securities Corp., a subsidiary of Federated Investors, served as the distributor for Treasury as well as other portfolios of Evergreen Investment Trust. The Distribution Agreement between Treasury and the Distributor pursuant to which distribution fees are paid under the Plan by Treasury with respect to its Class A shares was approved on June 15, 1995 by the unanimous vote of the Trustees including the disinterested Trustees voting separately. In the case of Pennsylvania, FFB Funds Distributor, Inc. served as distributor prior to January 19, 1996. The Distribution Agreement between Pennsylvania and the Distributor pursuant to which distribution fees are paid under the Plan by Pennsylvania with respect to its Class A shares was approved on January 19, 1996 by the unanimous vote of the Trustees including the disinterested Trustees voting separately.

On October 1, 1996 Institutional Money Market, Institutional Tax Exempt and Institutional Treasury commenced the offering of each Fund's Institutional Service shares. Each Plan with respect to such Funds became effective on August 1, 1996 and was initially approved by the sole shareholder of each Fund on September 30, 1996 and by the unanimous vote of the Trustees of each Trust, including the disinterested Trustees voting separately, at a meeting called for that purpose and held on August 1, 1996. The Distribution Agreements between each Fund and the Distributor, pursuant to which distribution fees are paid under the Plans by each Fund with respect to its Institutional Service shares were also approved at the August 1, 1996 meeting by the unanimous vote of the disinterested Trustees voting separately. Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of each Trust or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class and, in either case, by a majority of the Trustees of the
                                                                 20

Trust who are not parties to the Distribution Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as Trustees of the Trust) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to each Fund's Class A, Institutional Service and Class B shares, as applicable. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Funds and holders of each Fund's Class A, Institutional Service, and Class B shares, as applicable and (ii) stimulate administrators to render administrative support services to the Funds and holders of such shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding each Fund's Class A, Institutional Service, and Class B shares, as applicable; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Institutional Service, and Class B shares, as applicable.


In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of shares of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes of shares, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of such Class or Classes of shares through deferred sales charges.

All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of a Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. Any Plan or Distribution Agreement may be terminated (a) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the Trustees who are not "interested persons" as defined in the 1940 Act, or (b) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

Fees Paid Pursuant to Distribution Plans. Treasury, Money Market, Tax Exempt and Pennsylvania incurred the following distribution service fees:


Treasury.  For the fiscal year ended August 31, 1996, $6,381,827 on behalf of

Class A shares.

Money Market. For the fiscal year ended August 31, 1996, $3,910,297 on behalf of Class A shares and $68,566 behalf of Class B shares.

Tax Exempt. For the fiscal year ended August 31, 1996, $1,898,665 on behalf of Class A shares.

Pennsylvania. For the six months ended August 31, 1996 (commencement of operations), $24,476 on behalf of Class A shares.

Information   pertaining   to  such  fees  for   Institutional   Money   Market,
Institutional Tax Exempt and Institutional Treasury has not been included because these Funds have not completed a full year of operation.

ALLOCATION OF BROKERAGE

Decisions regarding each Fund's portfolio are made by its Adviser, subject to the supervision and control of the Trustees. Orders for the purchase and sale of securities and other investments are placed by employees of the Adviser, all of whom, in the case of Evergreen Asset, are associated with Lieber. In general, the same individuals perform the same functions for the other funds managed by the Adviser. A Fund will not effect any brokerage transactions with any broker or dealer affiliated directly or indirectly with the Adviser unless such transactions are fair and reasonable, under the circumstances, to the Fund's shareholders. Circumstances that may indicate that such transactions are fair or reasonable include the frequency of such transactions, the selection process and the commissions payable in connection with such transactions.

It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between bid and ask prices.

In selecting firms to effect securities transactions, the primary consideration of each Fund shall be prompt execution at the most favorable price. A Fund will also consider such factors as the price of the securities and the size and difficulty of execution of the order. If these objectives may be met with more than one firm, the Fund will also consider the availability of statistical and investment data and economic facts and opinions helpful to the Fund. To the extent that receipt of these services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.

Under Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules adopted thereunder by the Securities and Exchange Commission, Lieber may be compensated for effecting transactions in portfolio securities for a Fund on a national securities exchange provided the conditions of the rules are met. Each Fund advised by Evergreen Asset has entered into an agreement with Lieber authorizing Lieber to retain compensation for brokerage services. In accordance with such agreement, it is contemplated that Lieber, a member of the New York and American Stock Exchanges, will, to the extent practicable, provide brokerage services to the Fund with respect to substantially all securities transactions effected on the New York and American Stock Exchanges. In such transactions, a Fund will seek the best execution at the most favorable price while paying a commission rate no higher than that offered to other clients of Lieber or that which can be reasonably expected to be offered by an unaffiliated broker-dealer having comparable execution capability in a similar transaction. However, no Fund will engage in transactions in which Lieber would be a principal. While no Fund advised by Evergreen Asset contemplates any ongoing arrangements with other brokerage firms, brokerage business may be given from time to time to other firms. In addition, the Trustees have adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage transactions with Lieber, as an affiliated broker-dealer, are fair and reasonable.

Any profits from brokerage commissions accruing to Lieber as a result of portfolio transactions for the Fund will accrue to FUNB and to its ultimate parent, First Union. The Investment Advisory Agreements do not provide for a reduction of the Adviser's fee with respect to any Fund by the amount of any profits earned by Lieber from brokerage commissions generated by portfolio transactions of the Fund.

ADDITIONAL TAX INFORMATION

(See also "Taxes" in the Prospectus)

Each Fund other than Institutional Money Market, Institutional Tax Exempt and Institutional Treasury has qualified and intends to continue to qualify, and Institutional Money Market, Institutional Tax Exempt and Institutional Treasury intend to qualify, for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward foreign contracts) derived with respect to its business of investing in such securities; (b) derive less than 30% of its gross income from the sale or other disposition of securities, options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the RIC's principal business of investing in securities (or options and futures with respect thereto) held for less than three months; and (c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to Federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

Dividends paid by a Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income. Investment company taxable income includes net investment income and net realized short-term gains (if any). Any dividends received by a Fund from domestic corporations will constitute a portion of the Fund's gross investment income.

Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders (who are not exempt from tax) as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Short-term capital gains distributions are taxable to shareholders who are not exempt from tax as ordinary income. Such distributions are not eligible for the dividends-received deduction. Any loss recognized upon the sale of shares of a Fund held by a shareholder for six months or less will be treated as a long-term capital loss to the extent that the shareholder received a long-term capital gain distribution with respect to such shares.

Distributions of investment company taxable income and any net short-term capital gains will be taxable as ordinary income as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

Distributions by each Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gains or losses will be treated as a capital gain or loss if the shares are capital assets in the investor's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her Federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of Fund distributions.

Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% Federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to Federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

Special Tax Considerations for Tax Exempt, Pennsylvania and Institutional Tax Exempt

To the extent that a Fund distributes exempt interest dividends to a shareholder, interest on indebtedness incurred or continued by such shareholder to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by "private activity" bonds (some of which were formerly referred to as "industrial development" bonds) should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds.

The percentage of the total dividends paid by a Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

NET ASSET VALUE

The following information supplements that set forth in each Fund's Prospectus under the subheading "How to Buy Shares - How the Funds Value Their Shares" in the Section entitled "Purchase and Redemption of Shares".

The public offering price of shares of a Fund is its net asset value. On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share net asset value of each such Fund is computed in accordance with the Declaration of Trust and By-Laws governing each Fund twice daily, at 12 noon Eastern time and as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. Each Fund's securities are valued at amortized cost.
Under this method of valuation, a security is initially valued at its acquisition cost and, thereafter, a constant straight line amortization of any discount or premium is assumed each day regardless of the impact of fluctuating interest rates on the market value of the security. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Trustees.

PURCHASE OF SHARES

The following information supplements that set forth in each Fund's Prospectus under the heading "Purchase and Redemption of Shares - How To Buy Shares".

General

Shares of each Fund will be offered on a continuous basis at a price equal to their net asset value without any front-end or contingent deferred sales charges or with a contingent deferred sales charge (the "deferred sales charge alternative") as described below. Class Y and Institutional shares which, as described below, are not offered to the general public or which, in the case of Institutional, are only available to investors having certain relationships with the Adviser of its affiliates, are offered without any front-end or contingent sales charges. Shares of each Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Distributor ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Distributor ("selected agents"), or (iii) the
Distributor. For Money Market, Tax Exempt, Pennsylvania and Treasury, the minimum for initial investments is $1,000; there is no minimum for subsequent investments. For Institutional Money Market, Institutional Tax Exempt and
Institutional Treasury, the minimum amount for initial investments is $1,000,000; there is no minimum for subsequent investments. The subscriber may use the Share Purchase Application available from the Distributor for his or her initial investment. Sales personnel of selected dealers and agents distributing a Fund's shares may receive differing compensation for selling Class A, Institutional Service or Class B shares.



Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through the Distributor. A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined, as described below. Orders received by the Distributor prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day. In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Distributor prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

Following the initial purchase of shares of a Fund, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Share Purchase Application. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("ACH"). If a shareholder's telephone purchase request is received before 3:00 p.m. New York time on a Fund business day, the order to purchase shares is automatically placed the same Fund business day for non-money market funds, and two days following the day the order is received for money market funds, and the applicable public offering price will be the public offering price determined as of the close of business on such business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to a Fund, stock certificates are not issued for any class of shares of any Fund, although such shares remain in the shareholder's account on the records of a Fund. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

Alternative Purchase Arrangements

The Funds issue the following classes of shares:

Pennsylvania, Money Market, Tax Exempt, and Treasury: Class A shares;

Money Market: Class B shares, which should only be purchased by investors choosing the deferred sales charge alternative and who contemplate an exchange into Class B shares of other Evergreen funds;

Pennsylvania, Money Market, Tax Exempt and Treasury: Class Y shares, which are offered only to (a) persons who at or prior to December 30, 1994, owned shares in a mutual fund advised by Evergreen Asset, (b) certain investment advisory clients of the Advisers and their affiliates, and (c) institutional investors;

Institutional Money Market, Institutional Tax Exempt and Institutional Treasury:
Institutional Service shares, which are sold to institutional investors; and

Institutional Money Market, Institutional Tax Exempt and Institutional Treasury:
Institutional shares, which are sold to institutional investors who are clients of the Adviser or its affiliates or who have a significant business relationship with the Adviser or its affiliates.


The three classes of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (I) only Class A and Class B shares are subject to a Rule 12b-1 distribution fee, (II) Class B shares bear the expense of the deferred sales charge, (III) Class B shares bear the expense
                                                                 27


of a higher Rule 12b-1 distribution services fee than Class A shares and higher transfer agency costs, (IV) with the exception of Class Y shares, each Class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid which relates to a specific Class and other matters for which separate Class voting is appropriate under applicable law, provided that, if the Fund submits to a simultaneous vote of Class A and Class B shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B shareholders will vote separately by Class, and (VI) only the Class B shares are subject to a conversion feature. Each Class has different exchange privileges and certain different shareholder service options available.

The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial. The decision as to which Class of shares of Money Market is more beneficial depends primarily on whether or not the investor wishes to exchange all or part of any Class B shares purchased for Class B shares of another Evergreen mutual fund at some future date. If the investor does not contemplate such an exchange, it is probably in such investor's best interest to purchase Class A shares. Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares.

The Trustees have determined that currently no conflict of interest exists between or among the Class A, Class B and Class Y shares of Money Market, Tax
Exempt, Pennsylvania and Treasury, and the Institutional Service and Institutional shares of Institutional Money Market, Institutional Tax Exempt and Institutional Treasury. On an ongoing basis, the Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Deferred Sales Charge Alternative--Class B Shares

Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without a front-end sales charge so that the full amount of the investor's purchase payment is invested in the Fund initially.

Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

Contingent Deferred Sales Charge. Class B shares which are redeemed within seven years of purchase will be subject to a contingent deferred sales charge at the rates set forth in the Prospectus charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

In determining the contingent deferred sales charge applicable to a redemption, it will be assumed, that the redemption is first of any Class A shares in the shareholder's Fund account, second of Class B shares held for over seven years or Class B shares acquired pursuant to reinvestment of dividends or distributions and third of Class B shares held longest during the seven-year period.

To illustrate, assume that an investor purchased 1,000 Class B shares at $1 per share (at a cost of $1,000) and, during such time, the investor has acquired 100 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 500 Class B shares, 100 Class B shares will not be subject to charge because of dividend reinvestment. Therefore, of the $500 of the shares redeemed $400 of the redemption proceeds (400 shares x $1 original purchase price) will be charged at a rate of 4.0% (the applicable rate in the second year after purchase for a contingent deferred sales charge of $16).

The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, or
(ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2.

Conversion Feature. At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.

For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B shares does not result in the dividends or distributions payable with respect to other Classes of a Fund's shares being deemed "preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under Federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

GENERAL INFORMATION ABOUT THE FUNDS

(See also "Other Information - General Information" in each Fund's Prospectus) Capitalization and Organization

Evergreen  Money  Market  Fund,  Evergreen  Institutional  Money Market Fund and
Evergreen Institutional Treasury Money Market Fund are each separate series of Evergreen Money Market Trust, a Massachusetts business trust. Evergreen Tax Exempt Money Market Fund and Evergreen Institutional Tax Exempt Money Market Fund are each separate series of The Evergreen Municipal Trust, a Massachusetts business trust. The Evergreen Treasury Money Market Fund (which prior to July 7, 1995 was known as the First Union Treasury Money Market Portfolio) is a separate series of Evergreen Investment Trust, a Massachusetts business trust. On July 7, 1995, First Union Funds changed its name to Evergreen Investment Trust. On December 14, 1992, The Salem Funds changed its name to First Union Funds. The Evergreen Pennsylvania Tax Free Money Market Fund is a separate series of Evergreen Tax Free Trust. Evergreen Tax Free Trust (formerly known as FFB Funds Trust) is a Massachusetts business trust which was organized on December 4, 1985. Each Trust is governed by a board of trustees. Unless otherwise stated, references to the "Board of Trustees" or "Trustees" in this Statement of Additional Information refer to the Trustees of all the Trusts.

Each Fund, other than Pennsylvania, may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Pennsylvania may issue an unlimited number of shares of beneficial interest with a $.001 par value. All shares of these Funds have equal rights and privileges. Each share is entitled to one vote, to participate equally in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of these Funds are fully paid, nonassessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

Under each Trust's Declaration of Trust, each Trustee will continue in office until the termination of the Fund or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. As a result, normally no annual or regular meetings of shareholders will be held, unless otherwise required by the Declaration of Trust of each Trust or the 1940 Act.

Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

The Trustees of each Trust are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of a Trust with different investment objectives, policies or restrictions, additional series of shares may be created by one or more Funds. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. If shares of another series of a Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote separately.

In addition any Fund may, in the future, create additional classes of shares which represent an interest in the same investment portfolio. Except for the different distribution related and other specific costs borne by such additional classes, they will have the same voting and other rights described for the existing classes of each Fund.

Procedures for calling a shareholders meeting for the removal of the Trustees of each Trust, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of each Fund. The rights of the holders of shares of a series of a Fund may not be modified except by the vote of a majority of the outstanding shares of such series.

An order has been received from the Securities and Exchange Commission permitting the issuance and sale of multiple classes of shares representing interests in each Fund. In the event a Fund were to issue additional classes of shares other than those described herein, no further relief from the Securities and Exchange Commission would be required.

Distributor

Evergreen Funds Distributor, Inc. (the "Distributor"), 230 Park Avenue, New York, New York 10169, serves as each Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of any Fund. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the agreement between each Fund and the Distributor, each Fund has agreed to indemnify the Distributor, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

Sullivan & Worcester LLP, Washington, D.C., serves as counsel to the Funds.

Independent Auditors

Price Waterhouse LLP has been selected to be the independent auditors of Money Market, Tax Exempt, Institutional Money Market, Institutional Treasury and

Institutional Tax Exempt.

KPMG Peat Marwick LLP has been selected to be the independent auditors of Treasury and Pennsylvania.


PERFORMANCE INFORMATION
YIELD CALCULATIONS

Each Fund may quote a "Current Yield" or "Effective Yield" from time to time. The Current Yield is an annualized yield based on the actual total return for a seven-day period. The Effective Yield is an annualized yield based on a compounding of the Current Yield. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period ("Beginning Account Value"), excluding capital changes. The Net Change in Account Value will generally equal the total dividends declared with respect to the account.

The yields are then computed as follows:

 Current Yield = Beginning Account Value x 365/7
 Effective Yield = (1 + Total Dividend for 7 days) 365/7-1
 Tax Equivalent Yield =
 Effective Yield
 ----------------------
1 - Fed Tax rate + [state Tax Rate - (state Tax Rate x Fed Tax Rate]

Yield fluctuations may reflect changes in a Fund's net investment income, and portfolio changes resulting from net purchases or net redemptions of the Fund's shares may affect the yield. Accordingly, a Fund's yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of its future yield. Since the Funds use the amortized cost method of net asset value computation, it does not anticipate any change in yield resulting from any unrealized gains or losses or unrealized appreciation or depreciation not reflected in the yield computation, or change in net asset value during the period used for computing yield. If any of these conditions should occur, yield quotations would be suspended. A Fund's yield is not guaranteed, and the principal is not insured.

Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds' investment portfolios, portfolio maturity, operating expenses and market conditions.

It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

The current yield and effective yield of each Fund (and for Tax Exempt and Pennsylvania, the tax equivalent yield) for the seven-day period ended August 30, 1996 for each Class of shares offered by the Funds is set forth in the table below. The table assumes a Federal tax rate of 36% for Tax Exempt, and a combined Federal and state tax rate for Pennsylvania of 37.8%.

                             Current            Effective   Tax Equivalent
                              Yield               Yield          Yield

Money Market
  Class A                     4.83%               4.95%
  Class B                     4.12%               4.20%
  Class Y                     5.12%               5.25%

Tax Exempt
  Class A                     3.03%               3.08%          4.81%
  Class Y                     3.33%               3.38%          5.29%

Treasury
  Class A                     4.66%               4.77%
  Class Y                     4.96%               5.08%

Pennsylvania
  Class A                     3.07%               5.02%          8.07%
  Class Y                     3.15%               5.14%          8.26%

GENERAL

From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Bank Rate Monitor
National Index which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc., Donoghue's Money Fund Report or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.


Additional Information

Any shareholder inquiries may be directed to the shareholder's broker or to each Adviser at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trusts with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Securities and Exchange Commission or may be examined, without charge, at the offices of the Securities and Exchange Commission in Washington, D.C.

FINANCIAL STATEMENTS

The financial statements of Money Market, Tax Exempt, Treasury and Pennsylvania appearing in their most current fiscal year Annual Report to shareholders and the report thereon of the independent auditors appearing therein, namely Price Waterhouse LLP (in the case of Money Market and Tax Exempt) or KPMG Peat Marwick LLP (in the case of Pennsylvania and Treasury) are incorporated by reference in this Statement of Additional Information. The Annual Reports to Shareholders for each Fund, which contain the referenced statements, are available upon request and without charge. The initial audited Statements of Assets and Liabilities of Institutional Money Market, Institutional Tax Exempt and Institutional Treasury as of September 6, 1996 and the reports thereon of Price Waterhouse LLP appearing therein are included in this Statement of Additional Information.




                 EVERGREEN INSTITUTI0NAL MONEY MARKET FUNDS
                     STATEMENT OF ASSETS AND LIABILITIES
                             September 6, 1996




                                                         Institutional
                                     Institutional          Treasury
Assets:                               Money Market        Money Market
                                         Fund                Fund
     Cash                             $      10             $      10
     Deferred organizational expenses    13,700                13,700
                                         ------                -------
        Total assets                     13,710                13,710
                                         ------                ------
                                         ------                ------

Liabilities:

     Organizational expenses payable     13,700                13,700


Net assets:
     Paid-in Capital                         10                    10
                                             ---                   --
     Net assets                              10                    10
                                             --                    --
                                             --                    --

Net asset value per share based on (10
     shares of beneficial interest issued
     and outstanding, respectively,
     unlimited share authorized of
     $.0001 par value)                    $1.00                 $1.00


See accompanying notes to financial statements.

                 EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

                        NOTES TO FINANCIAL STATEMENTS
                              September 6, 1996

Note 1 - Organization

The Evergreen Institutional Money Market Fund ("Money Market") and the Evergreen Institutional Treasury Money Market Fund ("Treasury"), collectively (the "Funds"), are newly organized separate investment series of Evergreen Money Market Trust, an open end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). Money Market and Treasury are part of the Evergreen Institutional Money Market Funds. The Funds have had no operations other than the sale of 10 shares of beneficial interest of Money Market and Treasury to Evergreen Funds Distributors, Inc. ("EFD"), an affiliate of Furman Selz LLC ("Furman Selz").

Note 2 - Investment Advisory and Administration Agreements

Each Fund has agreed to enter into an investment advisory agreement with the Capital Management Group of First Union Bank of North Carolina ("First Union"), pursuant to which First Union will manage each Fund's investments. In consideration of First Union performing its obligations, the Funds will pay to First Union an investment advisory fee accrued daily and payable monthly, at an annual rate of .15 of 1% of its daily net assets.

Each Fund has agreed to enter into an administrative services agreement with Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, to provide administrative services and to supervise each Fund's daily business affairs. Each Fund will pay Evergreen Asset an administration fee accrued daily and payable monthly, at a rate based on the aggregate average daily net assets of all of the Funds administered by Evergreen Asset for which either Evergreen Asset or First Union serves as investment adviser. The fee is calculated daily and payable monthly at the following annual rates: .050% on the first $7 billion, .035% on the next $3 billion, .030% on the next $5 billion,
 .020% on the next $10 billion, .015% on the next $5 billion and .010% on assets in excess of $30 billion. As of September 6, 1996, the net assets for which either Evergreen Asset or First Union served as investment adviser totaled approximately $16.2 billion.

Furman Selz will serve as sub-administrator and will pay the cost of compensation of the officers of the Funds. Each Fund will pay Furman Selz a fee based on the aggregate average daily net assets of all of the Funds administered by Evergreen Asset for which either Evergreen Asset or First Union serves as investment adviser. The fee is calculated daily and payable monthly at the following annual rates: .010% on the first $7 billion, .0075% on the next
$3 billion, .005% on the next $15 billion and .004% on assets in excess of $25 billion.

                       EVERGREEN INSTITUTIONAL FUNDS
                       NOTES TO FINANCIAL STATEMENTS
                            September 6, 1996

Note 3 - Organizational Costs

First Union has agreed to advance all of the costs incurred and to be incurred in connection with the organization and initial registration of the Funds and the Funds have agreed to reimburse First Union for such costs. These costs have been deferred and will be amortized by each Fund over a period of benefit not to exceed 60 months from the date each Fund commences operations.

Note 4 - Distribution Plans

In connection with distribution plans pursuant to Rule 12b-1 of the Act, each Fund has agreed to enter into a distribution agreement (the "Agreements") with EFD whereby each Fund will compensate EFD for its services at a rate which may not exceed an annual rate of .20 of 1% of a Fund's aggregate average daily net assets. The Agreements provides that EFD will use these fees (i) to compensate broker-dealers or other persons for distributing shares of the Fund, (ii) to otherwise promote the sale of shares of the Fund, (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders.



              EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
                  STATEMENT OF ASSETS AND LIABILITIES
                          September 6, 1996



                                                     Institutional
                                                       Tax Exempt
Assets:                                               Money Market
                                                          Fund
     Cash                                                $      10
     Deferred organizational expenses                       13,700
                                                            -------
        Total assets                                        13,710
                                                            -------
                                                            -------
Liabilities:

     Organizational expenses payable                        13,700

Net assets:
     Paid-in Capital                                            10
                                                                --
     Net assets                                                 10
                                                                --
                                                                --

Net asset value per share based on 10
     shares of beneficial interest and
     outstanding (unlimited shares
     authorized of $.0001 par value)                        $1.00


See accompanying notes to financial statements.

                 EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS
                         NOTES TO FINANCIAL STATEMENT
                               September 6, 1996

Note 1 - Organization

The Evergreen Institutional Tax Exempt Market Fund (the "Fund") is a newly organized separate investment series of The Evergreen Municipal Trust, an open end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund is part of the Evergreen Institutional Money Market Funds. The Fund has had no operations other than the sale of 10 shares of beneficial interest Evergreen Funds Distributors, Inc. (EFD) an affiliate of Furman Selz LLC ("Furman Selz").

Note 2 - Investment Advisory and Administration Agreements

The Fund has agreed to enter into an investment advisory agreement with the Capital Management Group of First Union Bank of North Carolina ("First Union"), pursuant to which First Union will manage the Fund's investments. In consideration of First Union performing its obligations, the Fund will pay to First Union an investment advisory fee accrued daily and payable monthly, at an annual rate of .15 of 1% of its' daily net assets.

The Fund has agreed to enter into an administrative services agreement with Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, to provide administrative services and to supervise the Fund's daily business affairs. The Fund will pay Evergreen Asset an administration fee accrued daily and payable monthly, at a rate based on the aggregate average daily net assets of all of the Funds administered by Evergreen Asset for which either Evergreen Asset or First Union serves as investment adviser. The fee is calculated daily and payable monthly at the following annual rates: .050% on the first $7 billion, .035% on the next $3 billion, .030% on the next $5 billion,
 .020% on the next $10 billion, .015% on the next $5 billion and .010% on assets in excess of $30 billion. As of September 6, 1996, the net assets for which either Evergreen Asset or First Union served as investment adviser totaled approximately $16.2 billion.

Furman Selz will serve as sub-administrator and will pay the cost of compensation of the officers of the Fund. The Fund will pay Furman Selz a fee based on the aggregate average daily net assets of all of the Funds administered by Evergreen Asset for which either Evergreen Asset or First Union serves as investment adviser. The fee is calculated daily and payable monthly at the following annual rates: .010% on the first $7 billion, .0075% on the next
$3 billion, .005% on the next $15 billion and .004% on assets in excess of $25 billion.


Note 3 - Organizational Costs

First Union has agreed to advance all of the costs incurred and to be incurred in connection with the organization and initial registration of the Fund and the Fund has agreed to reimburse First Union for such costs. These costs have been deferred and will be amortized by each Fund over a period of benefit not to exceed 60 months from the date the Fund commences operations.

Note 4 - Distribution Plan

In connection with distribution plan pursuant to Rule 12b-1 of the Act, the Fund has agreed to enter into a distribution agreement (the "Agreement") with EFD whereby the Fund will compensate EFD for its services at a rate which may not exceed an annual rate of .20 of 1% of the Fund's aggregate average daily net assets. The Agreement provide that EFD will use this fee (i) to compensate broker-dealers or other persons for distributing shares of the Fund, (ii) to otherwise promote the sale of shares of the Fund, (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders.

APPENDIX "A"


DESCRIPTION OF BOND RATINGS

Standard & Poor's Ratings Group. A Standard & Poor's corporate or municipal bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:


1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2. Nature of and provisions of the obligation.

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than is higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized. Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A--average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

Fitch Investors Service Inc.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

o Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

o SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

o SP-2 Satisfactory capacity to pay principal and interest.

o SP-3 Speculative capacity to pay principal and interest.

Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

o MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

o MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

o MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

o MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor's Ratings Group: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

Duff & Phelps, Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

Fitch Investors Service Inc.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

APPENDIX B

Special Considerations Relating to Investment In Pennsylvania Municipal Issuers

The following information as to certain Pennsylvania considerations is given to investors in view of the Evergreen Pennsylvania Tax Free Money Market Fund's policy of investing primarily in securities of Pennsylvania issuers. Such information is derived from sources that are generally available to investors and is believed by the Adviser to be accurate. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Pennsylvania issuers.

Employment. The industries traditionally strong in Pennsylvania, such as coal, steel and railway, have declined and account for a decreasing share of total employment. Service industries (including trade, health care, government and finance) have grown, however, contributing increasing shares to the Commonwealth's gross product and exceeding the manufacturing sector in each year since 1985 as the largest single source of employment.

While the level of Pennsylvania's population increased 2.3% from 1985 through 1993, nonagricultural employment increased by 8.0% from 1983 through 1993. In contrast, increases in U.S. nonagricultural employment have been greater for the same period, with U.S. employment increasing by 13% from 1985 through 1993. Trends in the unemployment rates of Pennsylvania and the U.S. have been similar from 1985 through 1993. From 1986 to 1990, Pennsylvania's unemployment rate was lower than the U.S. rate. For example, Pennsylvania's unemployment rate for 1989 and 1990 was 4.5% and 5.4%, respectively, while the unemployment rate for the U.S. was 5.3% and 5.5% for the same years. In 1991, 1992 and 1993, Pennsylvania's unemployment rate was 6.9%, 7.5% and 6.8% for the same years.

Commonwealth Debt. Debt service on general obligation bonds of Pennsylvania, except those issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania's general fund, the recipient of all Commonwealth revenues that are not required to be deposited in other funds.

As of June 30, 1994, the Commonwealth had $5,076 million of long-term bonds outstanding, with debt for capital projects constituting the largest dollar amount. Although Pennsylvania's Constitution permits the issuance of an aggregate amount of capital project debt equal to 1.75 times the average annual tax revenues of the preceding five fiscal years, the General Assembly may authorize and historically has authorized a smaller amount. This constitutional limit does not apply to other types of Pennsylvania debt such as electorate approved debt or debt issued to rehabilitate areas affected by disaster. However, the former may be incurred only after the enactment of legislation calling for a referendum and usually specifying the purpose and amount of such debt, followed by electoral approval. Similarly, debt issued to rehabilitate a disaster area must be authorized by legislation which sets the debt limits. These statutory and constitutional limitations imposed on bonds are also applicable to bond anticipation notes.

Pennsylvania cannot use tax anticipation notes or any other form of debt to fund budget deficits between fiscal years. All year-end deficits must be funded within the succeeding fiscal year's budget. Moreover, the principal amount of tax anticipation notes issued and outstanding for the account of a fund during a fiscal year may not exceed 20 percent of that fund's estimated revenues for that fiscal year.

Moral Obligations. The debt of the Pennsylvania Housing Finance Agency ("PHFA"), a state agency which provides housing for lower and moderate income families, and certain obligations of The Hospitals and Higher Education Facilities Authority of Philadelphia (the "Hospitals Authority") are the only debt bearing Pennsylvania's moral obligation. PHFA's bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. If there is a potential deficiency in the capital reserve fund or if funds are necessary to avoid default on interest, principal or sinking fund payments on bonds or notes of PHFA, the Governor must place in Pennsylvania's budget for the next succeeding year an amount sufficient to make up any such deficiency or to avoid any such default. The budget which the General Assembly adopts may or may not include such amount. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.

In fiscal 1976, the Commonwealth purchased $32.0 million principal amount of notes from PHFA, issued for the purpose of redeeming all outstanding bond anticipation notes and paying unfunded liabilities of PHFA. All such notes have been redeemed by PHFA and the funds returned, with interest, to Pennsylvania. As of December 31, 1994, PHFA had $2,300 million of bonds and notes outstanding.

The Hospitals Authority is a municipal authority organized by the City of Philadelphia (the "City") to, inter alia, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. In 1986 the Hospitals Authority issued $20.4 million of bonds, which were refunded in 1993 by a $21.1 million bond issue of the Hospitals Authority (the "Hospitals Authority Bonds") for such facilities for the City. The Hospitals Authority Bonds are secured by leases with the City and a debt service reserve fund for which the Pennsylvania Department of Public Welfare (the "Department") has agreed with the Hospitals Authority to request in the Department's annual budget submission to the Governor, an amount of funds sufficient to alleviate any deficiency in the debt service reserve fund that may arise. The budget as finally adopted may or may not include the amount requested. If funds are paid to the Hospitals Authority, the Department will obtain certain rights in the property financed with the Hospitals Authority Bonds in return for such payment.

In response to a delay in the availability of billable beds and the revenues from these beds to pay debt service on the Hospitals Authority Bonds, PHFA agreed in June 1989 to provide a $2.2 million low interest loan to the Hospitals Authority. The loan enabled the Hospitals Authority to make all debt service payments on the Hospitals Authority Bonds during 1990. Enough beds were completed in 1991 to provide sufficient revenues to the Hospitals Authority to meet its debt service payments and to begin repaying the loan from PHFA. As of

December 31, 1994, $1.64 million of the loan was outstanding.

Other Commonwealth Obligations; Pensions. Other obligations of Pennsylvania include long-term agreements with public authorities to make lease payments that are pledged as security for those authorities' revenue bonds and pension plans covering state public school and other employees. The total unfunded accrued liability under these pension plans for their fiscal years ended in 1994 was $2,950 million.

Pennsylvania Agencies. Certain Pennsylvania-created agencies have statutory authorization to incur debt for which legislation providing for state appropriations to pay debt service thereon is not required. The debt of these agencies is supported solely by assets of, or revenues derived from the various projects financed and is not an obligation of Pennsylvania. Some of these agencies, however, are indirectly dependent on Pennsylvania funds through various state-assisted programs. There can be no assurance that in the future assistance of the Commonwealth will be available to these agencies. These entities are as follows: The Delaware River Joint Toll Bridge Commission,
Delaware River Port Authority, Pennsylvania Energy Development Authority, Pennsylvania Higher Education Assistance Agency, Pennsylvania Infrastructure Investment Authority, the Pennsylvania State Public School Building Authority, the Pennsylvania Turnpike Commission, the Pennsylvania Higher Educational Facilities Authority, the Pennsylvania Industrial Development Authority, the Philadelphia Regional Port Authority and the Pennsylvania Economic Development Financing Authority.

Debt of Political Subdivisions and their Authorities. The ability of Pennsylvania's political subdivisions, such as counties, cites and school districts, to engage in general obligation borrowing without electorate approval is generally limited by their recent revenue collection experience, although generally such subdivisions can levy real property taxes unlimited as to rate or amount to repay general obligation borrowings.

Political subdivisions can issue revenue obligations which will not affect their general obligation capacity, but only if such revenue obligations are either limited as to repayment from a certain type of revenue other than tax revenues or projected to be repaid solely from project revenues.

Industrial development and municipal authorities, although created by political subdivisions, can only issue obligations payable solely from the revenues derived from the financed project. If the user of the project is a political subdivision, that subdivision's full faith and credit may back the repayment of the obligations of the industrial development or municipal authority. Often the user of the project is a nongovernmental entity, such as a not-for-profit hospital or university, a public utility or an industrial corporation, and there can be no assurance that it will meet its financial obligations or that the pledge, if any, of property financed will be adequate. Factors affecting the business of the user of the project, such as governmental efforts to control health care costs (in the case of hospitals), declining enrollment and reductions in governmental financial assistance (in the case of universities), increasing capital and operational costs (in the case of public utilities) and economic slowdowns (in the case of industrial corporations) may adversely affect the ability of the project user to pay the debt service on revenue bonds issued on its behalf.


                                                                 45
Many factors affect the financial condition of the Commonwealth and its counties, cities, school districts and other political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. As is the case with many states and cities, many of the programs of the Commonwealth and its political subdivisions, particularly human services programs, depend in part upon federal reimbursements which have been steadily declining. In recent years the Commonwealth and various of its political subdivisions (including particularly the City of Philadelphia and the City of Scranton) have encountered financial difficulty due to a slowdown in the pace of economic activity in the Commonwealth and to other factors. The Fund is unable to predict what effect, if any, such factors would have on the Fund's investments.


                                                                 46
*******************************************************************************


                        THE EVERGREEN MONEY MARKET TRUST

PART C.    OTHER INFORMATION

Item 24. Financial Statements and Exhibits

a.       Financial Statements

         Included in Part A of this Registration Statement:

         Financial Highlights for the Class Y shares of the Evergreen Money Market Fund for the fiscal years ended October 31, 1991, 1992 and 1993, the ten months ended August 31, 1994* and the fiscal years ended
         August 31, 1995 and 1996.

         Financial Highlights for the Class A shares of the Evergreen Money Market Fund for the fiscal period from January 4, 1995 (commencement of class operations) through August 31, 1995, and for the fiscal year ended August 31, 1996.

         Financial Highlights for the Class B shares of the Evergreen Money Market Fund for the fiscal period from January 26, 1995 (commencement of class operations) through August 31, 1995, and for the fiscal year ended August 31, 1996.

         ________________________
         *  The Fund changed its fiscal year end from October 31 to August 31


         Included in Part B of this Registration Statement:*

         Statement of  Investments as of August 31, 1996.

         Statement of Assets and Liabilities of Evergreen Money Market Fund as of August 31, 1996.

         Statement of Assets and Liabilities of Evergreen of Evergreen Institutional Money Market fund and Evergreen Institutional Treasury Money Market Fund as of September 6, 1996.

         Statement  of  Operations  for the period  ended  August  31, 1996

         Statements of Changes in Net Assets for the fiscal years ended August 31, 1995 and August 31, 1996

         Financial   Highlights

         Notes  to  Financial   Statements

         Reports  of Independent Auditors

         Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable or are not required or the required information is shown in the financial statements or notes thereto.

b.       Exhibits

           Number   Description

           1(A)     Amended and Restated Declaration of Trust**
           1(B)     Form of Instrument providing for the Establishment
                        and Designation of Classes**
           1(C)     Form Amendment to Declaration of Trust
                     and Certification of Designation**
           2        By-Laws**
           3        None
           4        Instruments Defining Rights of Shareholders**
           5(A)     Investment Advisory Agreement**
           5(B)     Investment Subadvisory Agreement**
           6        Form of Amended Distribution Agreement**
           7        None
           8        Custodian Agreement**
           9        None
           10       Opinion of Counsel
           11       Consent of Price Waterhouse, independent accountants
           12       None
           13       None
           14       None
           15       Rule 12b-1 Distribution Plans**
           16       None
           17       Financial Data Schedules+


--------------------------
         * Incorporated by reference to the Annual Report to Shareholders for the fiscal period ended August 31, 1996 which has been previously filed with the Commission and by reference to the Annual Report of Registrant on form NSAR for the aforementioned period.

         ** Incorporated by reference to Registrant's previous filings on Form N-1A.


         + All exhibits have been filed electronically.

Item 25. Persons Controlled by or Under Common Control with Registrant

         None

Item 26. Number of Holders of Securities (as of October 32, 1996)

         (1)                                                         (2)
                                                              Number of Record
         Title of Class                                         Shareholders

Evergreen Money Market Fund

Class Y Shares of Beneficial Interest ($0.0001 par value)        13,185

Class A Shares of Beneficial Interest ($0.0001 par value)        17,299

Class B Shares of Beneficial Interest ($0.0001 par value)           377

Evergreen Institutional Money Market Fund
     Institutional Shares ($0.0001 par value)                         4

     Institutional Service Shares ($0.0001 par value)                 0

Evergreen Institutional Treasury Money Market Fund
     Institutional Shares ($0.0001 par value)                         4

     Institutional Service Shares ($0.0001 par value)                 0


Item 27. Indemnification

         Article  XI  of  the   Registrant's   By-laws  contains  the  following
provisions regarding indemnification of Trustees and officers:

         SECTION 11.1 Actions Against Trustee or Officer. The Trust shall indemnify any individual who is a present or former Trustee or officer of the Trust and who, by reason of his position as such, was, is, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than any action or suit by or in the right of the Trust) against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him in connection with the claim, action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon the plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         SECTION 11.2 Derivative Actions Against Trustees or Officers. The Trust shall indemnify any individual who is a present or former Trustee or officer of the Trust and who, by reason of his position as such, was, is, or is threatened to be made a party to any threatened, pending or completed action or suit by or on behalf of the Trust to obtain a judgment or decree in its favor, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue or matter as to which the individual has been adjudged to be liable for negligence or misconduct in the performance of his duty to the Trust, except to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for those expenses which the court shall deem proper, provided such Trustee or officer is not adjudged to be liable by reason of his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         SECTION 11.3 Expenses of Successful Defense. To the extent that a Trustee or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 11.1 or 11.2 or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

         SECTION 11.4 Required Standard of Conduct.

         (a) Unless a court orders otherwise,  any indemnification under Section
11.1 or 11.2 may be made by the Trust only as authorized in the specific case after a determination that indemnification of the Trustee or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 11.1 or 11.2. The determination shall be made by: (i) the Trustees, by a majority vote of a quorum consisting of Trustees who were not parties to the action, suit or proceeding; or if the required quorum is not obtainable, or if a quorum of disinterested Trustees so directs, (ii) an independent legal counsel in a written opinion.

         (b) Nothing contained in this Article XI shall be construed to protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (any such conduct being hereinafter called "Disabling Conduct"). No indemnification shall be made pursuant to this Article XI unless:

                  (i) There is a final determination on the merits by a court or other body before whom the action, suit or proceeding was brought that the individual to be indemnified was not liable by reason of Disabling Conduct; or

                  (ii) In the absence of such a judicial determination, there is a reasonable determination, based upon a review of the facts, that such individual was not liable by reason of Disabling Conduct, which determination shall be made by:

                    (A) A majority of a quorum of Trustees who are neither "interested persons" of the Trust, as defined in section 2(a) (19) of the 1940 Act, nor parties to the action, suit or proceeding; or

                    (B) An independent legal counsel in a written opinion.

         SECTION 11.5 Advance  Payments.  Notwithstanding  any provision of this
Article XI, any advance payment of expenses by the Trust to any Trustee or officer of the Trust shall be made only upon the undertaking by or on behalf of such Trustee or officer to repay the advance unless it is ultimately determined that he is entitled to indemnification as above provided, and only if one of the following conditions is met:

                  (a) the Trustee or officer to be indemnified provides a security for his undertaking; or

                  (b) The Trust is insured against losses arising by reason of any lawful advances; or

                  (c) There is a  determination,  based on a review  of  readily available facts, that there is reason to believe that the Trustee or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by:

                    (i) A majority of a quorum of Trustees who are neither "interested persons" of the Trust, as defined in Section 2(a) (19) of the 1940 Act, nor parties to the action, suit or proceeding; or

                    (ii)  An independent legal counsel in a written opinion.

         SECTION 11.6 Former Trustees and Officers. The indemnification provided by this Article XI shall continue as to an individual who has ceased to be a Trustee or officer of the Trust and inure to the benefit of the legal representatives of such individual and shall not be deemed exclusive of any other rights to which any Trustee, officer, employee or agent of the Trust may be entitled under any agreement, vote of Trustees or otherwise, both as to action in his official capacity and as to action in another capacity while holding office as such; provided, that no Person may satisfy any right of indemnity granted herein or to which he may be otherwise entitled, except out of the Trust Property, and no Shareholder shall be personally liable with respect to any claim for indemnity.

         SECTION 11.7 Insurance. The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Trust, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such. However, the Trust shall not purchase insurance to indemnify any Trustee or officer against liability for any conduct in respect of which the 1940 Act prohibits the Trust itself from indemnifying him.

         SECTION 11.8 Other Rights to Indemnification. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any By-Law, agreement, vote of Shareholders or disinterested Trustees or otherwise.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business or Other Connections of Investment Adviser

     (a) For a description of the other business of the investment adviser, see the section entitled "Management of the Funds-Investment Adviser" in Part A.

     Evergreen Asset Management Corp., the Registrant's investment adviser, and Lieber and Company, the Registrant's sub-adviser also act as such to the Evergreen Trust, The Evergreen Total Return Fund, The Evergreen Limited Market Fund, Inc., Evergreen Growth and Income Fund, The Evergreen Money Market Trust, The Evergreen American Retirement Trust, The Evergreen Municipal Trust, Evergreen Equity Trust, Evergreen Foundation Trust and Evergreen Variable Trust all, registered investment companies. Stephen A. Lieber, Theodore J. Israel, Jr., Nola Maddox Falcone and officers of the Adviser and Lieber and Company, were, prior to June 30, 1994 officers and/or directors or trustees of the Registrant and the other funds for which the Adviser acts as investment adviser. Evergreen Asset Management Corp. and Lieber and Company are wholly- owned subsidiaries of First Union National Bank Of North Carolina.

     The Trustees and principal executive officers of First Union National Bank of North Carolina, parent of the Registrants's investment adviser and sub-adviser, and the Directors of First Union National Bank of North Carolina, are set forth in the following tables:


               FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                           BOARD OF DIRECTORS

       Ben Mayo Boddie                    Raymond A. Bryan, Jr.
       Chairman & CEO                     Chairman & CEO
        Boddie-Noell Enterprises, Inc.    T.A. Loving Company
       P.O. Box 1908                      P.O. Drawer 919
       Rocky Mount, NC 27802              Goldsboro, NC 27530

       John F.A.V. Cecil                  John W. Copeland
       President                          President
       Biltmore Dairy Farms, Inc.         Ruddick Corporation
       P.O. Box 5355                      2000 Two First Union Center
       Asheville, NC 28813                Charlotte, NC 28282

       John Crosland, Jr.                 J. William Disher
       Chairman of the Board              Chairman & President
       The Crosland Group, Inc.           Lance Incorporated
       135 Scaleybark Road                P.O. Box 32368
       Charlotte, NC  28209               Charlotte, NC 28232

       Frank H. Dunn                      Malcolm E. Everett, III
       Chairman and CEO                   President
       First Union National Bank          First Union National Bank
         of North Carolina                 of North Carolina
       One First Union Center             310 S. Tryon Street
       Charlotte, NC 28288-0006           Charlotte, NC 28288-0156

       James F. Goodmon                   Shelton Gorelick
       President & Chief                  President
         Executive Officer                SGIC, Inc.
       Capitol Broadcasting               741 Kenilworth Ave., Suite 200
         Company, Inc.                    Charlotte, NC 28204
       2619 Western Blvd.
       Raleigh, NC  27605

       Charles L. Grace                   James E. S. Hynes
       President                          Chairman
       Cummins Atlantic, Inc.             Hynes Sales Company, Inc.
       P.O. Box 240729                    P.O. Box 220948
       Charlotte, NC  28224-0729          Charlotte, NC  28222

       Daniel W. Mathis                   Earl N. Phillips, Jr.
       Vice Chairman                      President
       First Union National Bank          First Factors Corporation
         of North Carolina                P.O. Box 2730
       One First Union Center             High Point, NC  27261
       Charlotte, NC  28288-0009

       J. Gregory Poole, Jr.              John P. Rostan, III
       Chairman & President               Senior Vice President
       Gregory Poole Equipment Company    Waldensian Bakeries, Inc.
       P.O. Box 469                       P.O. Box 220
       Raleigh, NC  27602                 Valdese, NC  28690

       Nelson Schwab, III                 Charles M. Shelton, Sr.
       Chairman & CEO                     Chairman & CEO
       Paramount Parks                     The Shelton Companies, Inc
       8720 Red Oak Boulevard, Suite 315  3600 One First Union Center
       Charlotte, NC  28217               Charlotte, NC  28202

       George Shinn                       Harley F. Shuford, Jr.
       Owner and Chairman                 President and CEO
       Shinn Enterprises, Inc.            Shuford Industries
       One Hive Drive                     P.O. Box 608
       Charlotte, NC  28217               Hickory, NC  28603

               FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                           EXECUTIVE OFFICERS

            James Maynor, President, First Union Mortgage Corporation; Austin
            A. Adams, Executive Vice President; Howard L. Arthur, Senior Vice President; Robert T. Atwood, Executive Vice President and Chief Financial Officer; Marion A. Cowell, Jr., Executive Vice President, Secretary and General Counsel; Edward E. Crutchfield, Jr., Chairman, CEO, First Union Corporation; Frank H. Dunn, Jr., Chairman and CEO; Malcolm E. Everett, III, President; John R. Georgius, President, First Union Corporation; James Hatch, Senior Vice President and Corporate Controller; Don R. Johnson, Executive Vice President; Mark Mahoney, Senior Vice President; Barbara K. Massa, Senior Vice President; Daniel W. Mathis, Vice Chairman; H. Burt Melton, Executive Vice President; Malcolm T. Murray, Jr., Executive Vice President; Alvin T. Sale, Executive Vice President; Louis A. Schmitt, Jr., Executive Vice President; Ken Stancliff, Senior Vice President and Corporate Treasurer; Richard K. Wagoner, Executive Vice President and General Fund Officer.

            All of the Executive Officers are located at the following address: First Union National Bank of North Carolina, One First Union Center, Charlotte, NC 28288.


Item 29. Principal Underwriters

         Evergreen Funds Distributor, Inc. The Director and principal executive officers are:

Director          Michael C. Petrycki

Officers          Robert A. Hering           President
                  Michael C. Petrycki        Vice President
                  Gordon Forrester           Vice President
                  Lawrence Wagner            VP, Chief Financial Officer
                  Steven D. Blecher          VP, Treasurer, Secretary
                  Elizabeth Q. Solazzo       Assistant Secretary
                  Thalia M. Cody             Assistant Secretary

         Evergreen Funds Distributor, Inc. acts as Distributor for the following registered investment companies or separate series thereof:

   Evergreen Trust
        Evergreen Fund
        Evergreen Aggressive Growth Fund
   Evergreen Equity Trust:
        Evergreen Global Real Estate Equity Fund
        Evergreen U.S. Real Estate Equity Fund
        Evergreen Global Leaders Fund
   The Evergreen Limited Market Fund, Inc.
   Evergreen Growth and Income Fund
   The Evergreen Total Return Fund
   The Evergreen American Retirement Trust:
        The Evergreen American Retirement Fund
        Evergreen Small Cap Equity Income Fund
   The Evergreen Foundation Trust:
        Evergreen Foundation Fund
        Evergreen Tax Strategic Foundation Fund
   The Evergreen Municipal Trust:
        Evergreen Short-Intermediate Municipal Fund
        Evergreen Short-Intermediate Municipal Fund-CA
        Evergreen Florida High Income Municipal Bond Fund
        Evergreen Tax Exempt Money Market Fund
        Evergreen Institutional Tax Exempt Money Market Fund
   Evergreen Money Market Trust
        Evergreen Money Market Fund
        Evergreen Institutional Money Market Fund
        Evergreen Institutional Treasury Money Market Fund
   Evergreen Investment Trust
        Evergreen Emerging Markets Growth Fund*
        Evergreen  International Equity  Fund*
        Evergreen  Balanced Fund*
        Evergreen  Value Fund*
        Evergreen  Utility Fund*
        Evergreen Short-Intermediate Bond Fund*(formerly Evergreen Fixed Income) Evergreen U.S. Government Fund*
        Evergreen Florida Municipal Bond Fund*
        Evergreen Georgia Municipal Bond Fund*
        Evergreen North Carolina Municipal Bond Fund*
        Evergreen South Carolina  Municipal Bond Fund*
        Evergreen  Virginia  Municipal Bond Fund*
        Evergreen  High Grade Tax Free Fund*
        Evergreen  Treasury  Money Market Fund*
   The Evergreen Lexicon Fund:
        Evergreen Intermediate-Term Government Securities Fund**
        Evergreen Intermediate-Term Bond Fund**
   Evergreen Tax Free Trust:
        Evergreen Pennsylvania Tax Free Money Market Fund***
        Evergreen New Jersey Tax Free Income Fund***
   Evergreen Variable Trust:
        Evergreen VA Fund
        Evergreen VA Growth and Income Fund
        Evergreen VA Foundation Fund
        Evergreen VA Global Leaders Fund

* Prior to July 7, 1995, each Fund was named "First Union" instead of
  "Evergreen".

** Prior to January 19, 1996, each Fund was a series of The FFB Lexicon Fund.

*** Prior to January 19, 1996, each Fund was a series of FFB Fund Trust.

Item 30. Location of Accounts and Records

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:


Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577.

First Union National Bank of North Carolina, One First Union Center, 301 S. College Street, Charlotte, North Carolina 28288.

State Street Bank and Trust Company, 2 Heritage Drive, North Quincy, Massachusetts 02171.


Item 31. Management Services

         All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.



Item 32. Undertakings:

         Registrant undertakes to file a post-effective amendment to this Registration Statement containing unaudited financial information with respect to Evergreen Institutional Money Market Fund and Evergreen Institutional Treasury Money Market Fund within four to six months of October 1, 1996.

         Registrant hereby undertakes to comply with the provision of Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

         Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 13 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on the 31st day of October, 1996.

                                  EVERGREEN MONEY MARKET TRUST

                                        /s/ John J. Pileggi
                                   by-----------------------------
                                        John J. Pileggi, President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 13 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                         Title                      Date
-----------                        -----                      ----
/s/John J. Pileggi
-----------------------            President and             October 31, 1996
John J. Pileggi                    Treasurer
by James P. Wallin
Attorney - In - Fact

/s/Joan V. Fiore
-----------------------            Secretary                 October 31, 1996
Joan V. Fiore
by James P. Wallin
Attorney - In - Fact

/s/ Foster Bam
-----------------------            Trustee                   October 31, 1996
Foster Bam
by James P. Wallin
Attorney - In - Fact

/s/ Laurence B. Ashkin
-----------------------            Trustee                   October 31, 1996
Laurence B. Ashkin
by James P. Wallin
Attorney - In - Fact


/s/James S. Howell
-----------------------            Trustee                   October 31, 1996
James S. Howell
by James P. Wallin
Attorney - In - Fact

/s/Gerald M. McDonnell
-----------------------            Trustee                   October 31, 1996
Gerald M. McDonnell
by James P. Wallin
Attorney - In - Fact


/s/Thomas L. McVerry
-----------------------            Trustee                   October 31, 1996
Thomas L. McVerry
by James P. Wallin
Attorney - In - Fact

/s/William Walt Pettit
-----------------------            Trustee                   October 31, 1996
William Walt Pettit
by James P. Wallin
Attorney - In - Fact


/s/Russell A. Salton, III, M.D
------------------------------     Trustee                   October 31, 1996
Russell A. Salton, III, M.D
by James P. Wallin
Attorney - In - Fact

/s/Michael S. Scofield
-----------------------            Trustee                   October 31, 1996
Michael S. Scofield
by James P. Wallin
Attorney - In - Fact

                              JAMES P. WALLIN, ESQ.
                             2500 WESTCHESTER AVENUE
                            Purchase, New York 10577




                                                            October 31, 1996

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

   Re    Post-Effective Amendment of
         EVERGREEN MONEY MARKET FUND
         Registration No. 33-16706; Investment Company File No.811-5300


Commissioners:

     I have acted as counsel to the above-referenced registrant which proposes to file, pursuant to paragraph (b) of Rule 485 (the "Rule"), Post-Effective Amendment No.13 (the "Amendment") to its registration statement under the Securities Act of 1933, as amended.

                  Pursuant to paragraph (b)(4) of the Rule, I represent that the Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of the Rule.


                                                  Very truly yours,

                                                 /s/James P. Wallin
                                                ---------------------
                                                  James P. Wallin

                                INDEX TO EXHIBITS


Exhibit
Number                   Description

11                       Consent of Independent
                         Accountants

17                       Financial Data Schedules